EXHIBIT 99.1

GSAMP 04-NC2  A2A Cashflow
forward curve + 300bps
Fixed loan: 8CPR; arm loan: 25CPR
deal run to maturity. No losses

Period     Date        Principal       Interest       Cash Flow        Balance      Accrued Interest   Interest Shortfall
 Total               66,856,000.00   4,136,467.61   70,992,467.61                       4,136,467.61

     0   28-Oct-04               0              0               0   66,856,000.00                  0                    0
     1   25-Nov-04    3,229,468.07     265,131.51    3,494,599.58   63,626,531.93         265,131.51                 0.00
     2   25-Dec-04    3,159,028.66     276,529.92    3,435,558.58   60,467,503.27         276,529.92                 0.00
     3   25-Jan-05    3,090,049.17     283,960.64    3,374,009.80   57,377,454.10         283,960.64                 0.00
     4   25-Feb-05    3,022,672.14     265,859.49    3,288,531.62   54,354,781.96         265,859.49                 0.00
     5   25-Mar-05    2,956,859.65     230,997.01    3,187,856.66   51,397,922.31         230,997.01                 0.00
     6   25-Apr-05    2,892,574.69     245,900.81    3,138,475.50   48,505,347.63         245,900.81                 0.00
     7   25-May-05    2,829,781.10     227,717.25    3,057,498.35   45,675,566.52         227,717.25                 0.00
     8   25-Jun-05    2,768,443.63     223,909.29    2,992,352.92   42,907,122.90         223,909.29                 0.00
     9   25-Jul-05    2,708,527.81     205,583.76    2,914,111.57   40,198,595.09         205,583.76                 0.00
    10   25-Aug-05    2,650,000.03     201,348.77    2,851,348.80   37,548,595.06         201,348.77                 0.00
    11   25-Sep-05    2,592,827.46     190,644.86    2,783,472.32   34,955,767.59         190,644.86                 0.00
    12   25-Oct-05    2,536,978.07     173,843.77    2,710,821.84   32,418,789.52         173,843.77                 0.00
    13   25-Nov-05    2,482,420.56     168,717.85    2,651,138.41   29,936,368.97         168,717.85                 0.00
    14   25-Dec-05    2,429,124.39     153,006.28    2,582,130.67   27,507,244.57         153,006.28                 0.00
    15   25-Jan-06    2,377,059.76     148,139.81    2,525,199.57   25,130,184.82         148,139.81                 0.00
    16   25-Feb-06    2,326,197.55     136,553.71    2,462,751.26   22,803,987.26         136,553.71                 0.00
    17   25-Mar-06    2,276,509.36     113,366.68    2,389,876.04   20,527,477.90         113,366.68                 0.00
    18   25-Apr-06    2,227,967.44     114,509.39    2,342,476.83   18,299,510.46         114,509.39                 0.00
    19   25-May-06    2,180,544.72      99,945.37    2,280,490.09   16,118,965.74          99,945.37                 0.00
    20   25-Jun-06    2,134,214.76      91,782.26    2,225,997.02   13,984,750.98          91,782.26                 0.00
    21   25-Jul-06    2,088,951.74      77,701.96    2,166,653.70   11,895,799.24          77,701.96                 0.00
    22   25-Aug-06    2,059,393.78      68,835.90    2,128,229.68    9,836,405.46          68,835.90                 0.00
    23   25-Sep-06    2,010,671.69      57,352.15    2,068,023.84    7,825,733.77          57,352.15                 0.00
    24   25-Oct-06    1,968,119.29      44,471.75    2,012,591.04    5,857,614.48          44,471.75                 0.00
    25   25-Nov-06    1,926,546.18      34,622.81    1,961,168.99    3,931,068.30          34,622.81                 0.00
    26   25-Dec-06    1,885,929.24      22,614.32    1,908,543.56    2,045,139.07          22,614.32                 0.00
    27   25-Jan-07    1,846,245.88      12,224.36    1,858,470.24      198,893.19          12,224.36                 0.00
    28   25-Feb-07      198,893.19       1,195.94      200,089.13            0.00           1,195.94                 0.00


Period   Accum Interest Shortfall   Couponcap Shortfall   Couponcap Accum Shortfall   Couponcap Shortfall Payback   Coupon
 Total                                         6,259.07                                                  6,259.07

     0                          0                     0                           0                             0         0
     1                       0.00                     0                           0                             0   5.09877
     2                       0.00                     0                           0                             0   5.21537
     3                       0.00                     0                           0                             0   5.45352
     4                       0.00                     0                           0                             0   5.38086
     5                       0.00                     0                           0                             0   5.46403
     6                       0.00                     0                           0                             0   5.55591
     7                       0.00                     0                           0                             0   5.63362
     8                       0.00                     0                           0                             0   5.69284
     9                       0.00                     0                           0                             0   5.74964
    10                       0.00                     0                           0                             0   5.81673
    11                       0.00                     0                           0                             0   5.89620
    12                       0.00                     0                           0                             0   5.96790
    13                       0.00                     0                           0                             0   6.04373
    14                       0.00                     0                           0                             0   6.13326
    15                       0.00                     0                           0                             0   6.25411
    16                       0.00                     0                           0                             0   6.31028
    17                       0.00                     0                           0                             0   6.39174
    18                       0.00              1,371.95                           0                      1,371.95   6.47808
    19                       0.00                     0                           0                             0   6.55397
    20                       0.00              2,965.21                           0                      2,965.21   6.61245
    21                       0.00                654.56                           0                        654.56   6.66743
    22                       0.00              1,267.35                           0                      1,267.35   6.71989
    23                       0.00                     0                           0                             0   6.77102
    24                       0.00                     0                           0                             0   6.81931
    25                       0.00                     0                           0                             0   6.86408
    26                       0.00                     0                           0                             0   6.90326
    27                       0.00                     0                           0                             0   6.94135
    28                       0.00                     0                           0                             0   6.98280


Period   Effective Coupon
 Total

     0                  0
     1            5.09877
     2            5.21537
     3            5.45352
     4            5.38086
     5            5.46403
     6            5.55591
     7            5.63362
     8            5.69284
     9            5.74964
    10            5.81673
    11            5.89620
    12            5.96790
    13            6.04373
    14            6.13326
    15            6.25411
    16            6.31028
    17            6.39174
    18            6.47808
    19            6.55397
    20            6.61245
    21            6.66743
    22            6.71989
    23            6.77102
    24            6.81931
    25            6.86408
    26            6.90326
    27            6.94135
    28            6.98280

GSAMP 04-NC2  A2B Cashflow
forward curve + 300bps
Fixed loan: 8CPR; arm loan: 25CPR
deal run to maturity. No losses

Period      Date        Principal      Interest       Cash Flow        Balance      Accrued Interest   Interest Shortfall
 Total               48,928,000.00  14,508,670.30   63,436,670.30                      14,508,668.32                 0.00

     0   28-Oct-04               0              0               0   48,928,000.00                  0                    0
     1   25-Nov-04            0.00     200,503.63      200,503.63   48,928,000.00         200,503.63                    0
     2   25-Dec-04            0.00     219,579.49      219,579.49   48,928,000.00         219,579.49                    0
     3   25-Jan-05            0.00     236,932.64      236,932.64   48,928,000.00         236,932.64                    0
     4   25-Feb-05            0.00     233,871.30      233,871.30   48,928,000.00         233,871.30                    0
     5   25-Mar-05            0.00     214,403.64      214,403.64   48,928,000.00         214,403.64                    0
     6   25-Apr-05            0.00     241,246.58      241,246.58   48,928,000.00         241,246.58                    0
     7   25-May-05            0.00     236,632.93      236,632.93   48,928,000.00         236,632.93                    0
     8   25-Jun-05            0.00     247,015.78      247,015.78   48,928,000.00         247,015.78                    0
     9   25-Jul-05            0.00     241,363.45      241,363.45   48,928,000.00         241,363.45                    0
    10   25-Aug-05            0.00     252,235.57      252,235.57   48,928,000.00         252,235.57                    0
    11   25-Sep-05            0.00     255,583.83      255,583.83   48,928,000.00         255,583.83                    0
    12   25-Oct-05            0.00     250,262.64      250,262.64   48,928,000.00         250,262.64                    0
    13   25-Nov-05            0.00     261,799.63      261,799.63   48,928,000.00         261,799.63                    0
    14   25-Dec-05            0.00     257,004.92      257,004.92   48,928,000.00         257,004.92                    0
    15   25-Jan-06            0.00     270,663.46      270,663.46   48,928,000.00         270,663.46                    0
    16   25-Feb-06            0.00     273,030.04      273,030.04   48,928,000.00         273,030.04                    0
    17   25-Mar-06            0.00     249,707.74      249,707.74   48,928,000.00         249,707.74                    0
    18   25-Apr-06            0.00     280,099.86      280,099.86   48,928,000.00         280,099.86                    0
    19   25-May-06            0.00     274,158.67      274,158.67   48,928,000.00         274,158.67                    0
    20   25-Jun-06            0.00     285,414.64      285,414.64   48,928,000.00         285,761.20                    0
    21   25-Jul-06            0.00     279,133.34      279,133.34   48,928,000.00         278,784.81                    0
    22   25-Aug-06            0.00     290,287.91      290,287.91   48,928,000.00         290,287.91                    0
    23   25-Sep-06            0.00     292,442.14      292,442.14   48,928,000.00         292,442.14                    0
    24   25-Oct-06            0.00     284,977.47      284,977.47   48,928,000.00         284,977.47                    0
    25   25-Nov-06            0.00     296,362.98      296,362.98   48,928,000.00         296,362.98                    0
    26   25-Dec-06            0.00     288,400.39      288,400.39   48,928,000.00         288,400.39                    0
    27   25-Jan-07            0.00     299,618.56      299,618.56   48,928,000.00         299,618.56                    0
    28   25-Feb-07    1,605,314.40     301,364.95    1,906,679.35   47,322,685.60         301,364.95                    0
    29   25-Mar-07    1,759,841.52     264,703.75    2,024,545.27   45,562,844.08         264,703.75                    0
    30   25-Apr-07    1,723,260.32     283,669.03    2,006,929.35   43,839,583.75         283,669.03                    0
    31   25-May-07    1,687,513.51     265,481.56    1,952,995.07   42,152,070.24         265,481.56                    0
    32   25-Jun-07    1,652,581.47     265,107.26    1,917,688.73   40,499,488.77         265,107.26                    0
    33   25-Jul-07    1,618,445.07     247,575.40    1,866,020.47   38,881,043.70         247,575.40                    0
    34   25-Aug-07    1,582,704.35     246,632.35    1,829,336.70   37,298,339.35         246,632.35                    0
    35   25-Sep-07    1,545,979.43     237,565.39    1,783,544.82   35,752,359.92         237,565.39                    0
    36   25-Oct-07    1,514,401.46     221,366.10    1,735,767.56   34,237,958.47         221,366.10                    0
    37   25-Nov-07    1,483,537.92     220,228.89    1,703,766.81   32,754,420.54         220,228.89                    0
    38   25-Dec-07    1,296,211.28     204,957.51    1,501,168.79   31,458,209.26         204,957.51                    0
    39   25-Jan-08      956,852.51     204,402.59    1,161,255.10   30,501,356.75         204,402.59                    0
    40   25-Feb-08      936,382.54     199,164.78    1,135,547.32   29,564,974.21         199,164.78                    0
    41   25-Mar-08      915,684.87     181,391.55    1,097,076.41   28,649,289.35         181,391.55                    0
    42   25-Apr-08      897,303.05     188,654.66    1,085,957.71   27,751,986.29         188,654.66                    0
    43   25-May-08      879,333.95     177,547.73    1,056,881.68   26,872,652.34         177,547.73                    0
    44   25-Jun-08      861,767.94     178,339.13    1,040,107.06   26,010,884.41         178,339.13                    0
    45   25-Jul-08      844,595.60     167,650.34    1,012,245.94   25,166,288.80         167,650.34                    0
    46   25-Aug-08      827,532.45     168,235.21      995,767.66   24,338,756.35         168,235.21                    0
    47   25-Sep-08      810,711.98     163,196.99      973,908.97   23,528,044.37         163,196.99                    0
    48   25-Oct-08      794,695.16     153,214.23      947,909.39   22,733,349.22         153,214.23                    0
    49   25-Nov-08      779,035.68     153,628.45      932,664.13   21,954,313.54         153,628.45                    0
    50   25-Dec-08      763,725.21     144,137.94      907,863.14   21,190,588.33         144,137.94                    0
    51   25-Jan-09      748,755.63     144,319.82      893,075.45   20,441,832.71         144,319.82                    0
    52   25-Feb-09      734,019.06     139,750.92      873,769.98   19,707,813.65         139,750.92                    0
    53   25-Mar-09      719,415.73     122,107.07      841,522.80   18,988,397.92         122,107.07                    0
    54   25-Apr-09      705,438.22     130,710.37      836,148.59   18,282,959.70         130,710.37                    0
    55   25-May-09      691,770.48     122,234.84      814,005.32   17,591,189.22         122,234.84                    0
    56   25-Jun-09      678,405.29     121,901.91      800,307.21   16,912,783.93         121,901.91                    0
    57   25-Jul-09      665,335.65     113,765.81      779,101.46   16,247,448.28         113,765.81                    0
    58   25-Aug-09      652,480.01     113,287.34      765,767.35   15,594,968.27         113,287.34                    0
    59   25-Sep-09      639,799.18     109,048.32      748,847.50   14,955,169.09         109,048.32                    0
    60   25-Oct-09      627,586.18     101,546.72      729,132.90   14,327,582.91         101,546.72                    0
    61   25-Nov-09      615,641.90     100,930.66      716,572.56   13,711,941.01         100,930.66                    0
    62   25-Dec-09      603,960.11      93,820.64      697,780.75   13,107,980.90          93,820.64                    0
    63   25-Jan-10      592,534.72      93,018.79      685,553.51   12,515,446.17          93,018.79                    0
    64   25-Feb-10      581,304.13      89,087.59      670,391.72   11,934,142.04          89,087.59                    0
    65   25-Mar-10      570,250.68      76,936.72      647,187.41   11,363,891.36          76,936.72                    0
    66   25-Apr-10      559,566.79      81,331.91      640,898.70   10,804,324.57          81,331.91                    0
    67   25-May-10      549,116.15      75,020.01      624,136.16   10,255,208.42          75,020.01                    0
    68   25-Jun-10      538,893.36      73,740.89      612,634.25    9,716,315.06          73,740.89                    0
    69   25-Jul-10      528,893.17      67,743.53      596,636.69    9,187,421.89          67,743.53                    0
    70   25-Aug-10      519,091.28      66,308.85      585,400.13    8,668,330.61          66,308.85                    0
    71   25-Sep-10      509,439.70      62,657.33      572,097.03    8,158,890.91          62,657.33                    0
    72   25-Oct-10      500,081.03      57,201.92      557,282.94    7,658,809.89          57,201.92                    0
    73   25-Nov-10      490,924.96      55,634.57      546,559.53    7,167,884.92          55,634.57                    0
    74   25-Dec-10      481,966.84      50,517.94      532,484.77    6,685,918.09          50,517.94                    0
    75   25-Jan-11      473,202.09      48,814.98      522,017.06    6,212,716.00          48,814.98                    0
    76   25-Feb-11      464,625.24      45,457.47      510,082.71    5,748,090.76          45,457.47                    0
    77   25-Mar-11      456,166.90      38,056.75      494,223.65    5,291,923.86          38,056.75                    0
    78   25-Apr-11      447,958.76      38,871.61      486,830.36    4,843,965.10          38,871.61                    0
    79   25-May-11      439,926.70      34,478.09      474,404.79    4,404,038.40          34,478.09                    0
    80   25-Jun-11      432,066.69      32,440.74      464,507.43    3,971,971.71          32,440.74                    0
    81   25-Jul-11      424,374.77      28,350.97      452,725.74    3,547,596.95          28,350.97                    0
    82   25-Aug-11      416,846.53      26,189.05      443,035.57    3,130,750.42          26,189.05                    0
    83   25-Sep-11      409,441.36      23,132.46      432,573.81    2,721,309.06          23,132.46                    0
    84   25-Oct-11      402,232.48      19,479.38      421,711.86    2,319,076.58          19,479.38                    0
    85   25-Nov-11      395,176.73      17,176.99      412,353.72    1,923,899.85          17,176.99                    0
    86   25-Dec-11      388,270.61      13,809.51      402,080.12    1,535,629.24          13,809.51                    0
    87   25-Jan-12      381,510.69      11,406.62      392,917.31    1,154,118.55          11,406.62                    0
    88   25-Feb-12      374,893.08       8,585.11      383,478.19      779,225.47           8,585.11                    0
    89   25-Mar-12      368,376.78       5,429.52      373,806.30      410,848.69           5,429.52                    0
    90   25-Apr-12      362,037.31       3,064.71      365,102.02       48,811.38           3,064.71                    0
    91   25-May-12       48,811.38         352.85       49,164.23            0.00             352.85                    0


Period   Accum Interest Shortfall   Couponcap Shortfall   Couponcap Accum Shortfall   Couponcap Shortfall Payback   Coupon
 Total                                        57,028.03                                                 57,030.00

     0                          0                     0                           0                             0         0
     1                          0                     0                           0                             0   5.26877
     2                          0                     0                           0                             0   5.38537
     3                          0                     0                           0                             0   5.62352
     4                          0                     0                           0                             0   5.55086
     5                          0                     0                           0                             0   5.63403
     6                          0                     0                           0                             0   5.72591
     7                          0                     0                           0                             0   5.80362
     8                          0                     0                           0                             0   5.86284
     9                          0                     0                           0                             0   5.91964
    10                          0                     0                           0                             0   5.98673
    11                          0                     0                           0                             0   6.06620
    12                          0                     0                           0                             0   6.13790
    13                          0                     0                           0                             0   6.21373
    14                          0                     0                           0                             0   6.30326
    15                          0                893.13                           0                        893.13   6.42411
    16                          0              3,293.96                           0                      3,293.96   6.48028
    17                          0                     0                           0                             0   6.56174
    18                          0             10,432.62                           0                     10,432.62   6.64808
    19                          0              4,526.00                           0                      4,526.00   6.72397
    20                          0             16,163.19                      346.55                     15,816.64   6.78245
    21                          0              9,221.57                           0                      9,570.10   6.83743
    22                          0             12,375.19                           0                     12,375.19   6.88989
    23                          0                     0                           0                             0   6.94102
    24                          0                     0                           0                             0   6.98931
    25                          0                     0                           0                             0   7.03408
    26                          0                     0                           0                             0   7.07326
    27                          0                     0                           0                             0   7.11135
    28                          0                     0                           0                             0   7.15280
    29                          0                     0                           0                             0   7.19176
    30                          0                     0                           0                             0   7.23006
    31                          0                     0                           0                             0   7.26690
    32                          0                     0                           0                             0   7.30371
    33                          0                     0                           0                             0   7.33566
    34                          0                     0                           0                             0   7.36636
    35                          0                     0                           0                             0   7.39664
    36                          0                     0                           0                             0   7.42998
    37                          0                     0                           0                             0   7.46977
    38                          0                     0                           0                             0   7.50888
    39                          0                     0                           0                             0   7.54559
    40                          0                     0                           0                             0   7.58288
    41                          0                     0                           0                             0   7.61630
    42                          0                     0                           0                             0   7.64706
    43                          0                     0                           0                             0   7.67719
    44                          0                     0                           0                             0   7.70685
    45                          0                     0                           0                             0   7.73447
    46                          0                     0                           0                             0   7.76316
    47                          0                     0                           0                             0   7.78672
    48                          0                     0                           0                             0   7.81438
    49                          0                     0                           0                             0   7.84782
    50                          0                     0                           0                             0   7.87843
    51                          0                     0                           0                             0   7.90904
    52                          0                     0                           0                             0   7.93918
    53                          0                     0                           0                             0   7.96612
    54                          0                     0                           0                             0   7.99397
    55                          0                     0                           0                             0   8.02287
    56                          0                     0                           0                             0   8.04741
    57                          0                     0                           0                             0   8.07194
    58                          0                     0                           0                             0   8.09724
    59                          0                     0                           0                             0   8.12036
    60                          0                     0                           0                             0   8.14809
    61                          0                     0                           0                             0   8.18071
    62                          0                     0                           0                             0   8.21071
    63                          0                     0                           0                             0   8.24092
    64                          0                     0                           0                             0   8.26631
    65                          0                     0                           0                             0   8.28871
    66                          0                     0                           0                             0   8.31141
    67                          0                     0                           0                             0   8.33222
    68                          0                     0                           0                             0   8.35035
    69                          0                     0                           0                             0   8.36657
    70                          0                     0                           0                             0   8.38144
    71                          0                     0                           0                             0   8.39416
    72                          0                     0                           0                             0   8.41319
    73                          0                     0                           0                             0   8.43576
    74                          0                     0                           0                             0   8.45738
    75                          0                     0                           0                             0   8.47877
    76                          0                     0                           0                             0   8.49698
    77                          0                     0                           0                             0   8.51241
    78                          0                     0                           0                             0   8.53021
    79                          0                     0                           0                             0   8.54129
    80                          0                     0                           0                             0   8.55422
    81                          0                     0                           0                             0   8.56531
    82                          0                     0                           0                             0   8.57287
    83                          0                     0                           0                             0   8.58053
    84                          0                     0                           0                             0   8.58971
    85                          0                     0                           0                             0   8.60147
    86                          0                     0                           0                             0   8.61345
    87                          0                 27.13                           0                         27.13   8.62604
    88                          0                 56.05                           0                         56.05   8.63846
    89                          0                     0                           0                             0   8.64974
    90                          0                 39.19                           0                         39.19   8.66260
    91                          0                     0                           0                             0   8.67451


Period   Effective Coupon
 Total

     0                  0
     1            5.26877
     2            5.38537
     3            5.62352
     4            5.55086
     5            5.63403
     6            5.72591
     7            5.80362
     8            5.86284
     9            5.91964
    10            5.98673
    11            6.06620
    12            6.13790
    13            6.21373
    14            6.30326
    15            6.42411
    16            6.48028
    17            6.56174
    18            6.64808
    19            6.72397
    20            6.77422
    21            6.84598
    22            6.88989
    23            6.94102
    24            6.98931
    25            7.03408
    26            7.07326
    27            7.11135
    28            7.15280
    29            7.19176
    30            7.23006
    31            7.26690
    32            7.30371
    33            7.33566
    34            7.36636
    35            7.39664
    36            7.42998
    37            7.46977
    38            7.50888
    39            7.54559
    40            7.58288
    41            7.61630
    42            7.64706
    43            7.67719
    44            7.70685
    45            7.73447
    46            7.76316
    47            7.78672
    48            7.81438
    49            7.84782
    50            7.87843
    51            7.90904
    52            7.93918
    53            7.96612
    54            7.99397
    55            8.02287
    56            8.04741
    57            8.07194
    58            8.09724
    59            8.12036
    60            8.14809
    61            8.18071
    62            8.21071
    63            8.24092
    64            8.26631
    65            8.28871
    66            8.31141
    67            8.33222
    68            8.35035
    69            8.36657
    70            8.38144
    71            8.39416
    72            8.41319
    73            8.43576
    74            8.45738
    75            8.47877
    76            8.49698
    77            8.51241
    78            8.53021
    79            8.54129
    80            8.55422
    81            8.56531
    82            8.57287
    83            8.58053
    84            8.58971
    85            8.60147
    86            8.61345
    87            8.62604
    88            8.63846
    89            8.64974
    90            8.66260
    91            8.67451

GSAMP 04-NC2  A2C Cashflow
forward curve + 300bps
Fixed loan: 8CPR; arm loan: 25CPR
deal run to maturity. No losses

Period     Date          Principal       Interest       Cash Flow        Balance      Accrued Interest   Interest Shortfall
 Total               25,596,000.00  29,073,039.41   54,669,039.41                      30,148,311.33                 0.00

     0   28-Oct-04               0              0               0   25,596,000.00                  0                    0
     1   25-Nov-04            0.00     108,872.27      108,872.27   25,596,000.00         108,872.27                    0
     2   25-Dec-04            0.00     119,135.94      119,135.94   25,596,000.00         119,135.94                    0
     3   25-Jan-05            0.00     128,356.20      128,356.20   25,596,000.00         128,356.20                    0
     4   25-Feb-05            0.00     126,754.71      126,754.71   25,596,000.00         126,754.71                    0
     5   25-Mar-05            0.00     116,143.87      116,143.87   25,596,000.00         116,143.87                    0
     6   25-Apr-05            0.00     130,612.98      130,612.98   25,596,000.00         130,612.98                    0
     7   25-May-05            0.00     128,057.21      128,057.21   25,596,000.00         128,057.21                    0
     8   25-Jun-05            0.00     133,631.06      133,631.06   25,596,000.00         133,631.06                    0
     9   25-Jul-05            0.00     130,531.92      130,531.92   25,596,000.00         130,531.92                    0
    10   25-Aug-05            0.00     136,361.72      136,361.72   25,596,000.00         136,361.72                    0
    11   25-Sep-05            0.00     138,113.31      138,113.31   25,596,000.00         138,113.31                    0
    12   25-Oct-05            0.00     135,187.41      135,187.41   25,596,000.00         135,187.41                    0
    13   25-Nov-05            0.00     141,365.02      141,365.02   25,596,000.00         141,365.02                    0
    14   25-Dec-05            0.00     138,714.54      138,714.54   25,596,000.00         138,714.54                    0
    15   25-Jan-06            0.00     146,002.01      146,002.01   25,596,000.00         146,002.01                    0
    16   25-Feb-06            0.00     147,240.05      147,240.05   25,596,000.00         147,240.05                    0
    17   25-Mar-06            0.00     134,612.72      134,612.72   25,596,000.00         134,612.72                    0
    18   25-Apr-06            0.00     150,938.53      150,938.53   25,596,000.00         150,938.53                    0
    19   25-May-06            0.00     147,688.28      147,688.28   25,596,000.00         147,688.28                    0
    20   25-Jun-06            0.00     149,523.03      149,523.03   25,596,000.00         153,900.18                    0
    21   25-Jul-06            0.00     154,511.20      154,511.20   25,596,000.00         150,108.38                    0
    22   25-Aug-06            0.00     153,993.39      153,993.39   25,596,000.00         156,268.27                    0
    23   25-Sep-06            0.00     159,684.09      159,684.09   25,596,000.00         157,395.22                    0
    24   25-Oct-06            0.00     153,347.98      153,347.98   25,596,000.00         153,347.98                    0
    25   25-Nov-06            0.00     159,446.36      159,446.36   25,596,000.00         159,446.36                    0
    26   25-Dec-06            0.00     155,138.64      155,138.64   25,596,000.00         155,138.64                    0
    27   25-Jan-07            0.00     161,149.47      161,149.47   25,596,000.00         161,149.47                    0
    28   25-Feb-07            0.00     162,063.06      162,063.06   25,596,000.00         162,063.06                    0
    29   25-Mar-07            0.00     147,155.16      147,155.16   25,596,000.00         147,155.16                    0
    30   25-Apr-07            0.00     163,765.95      163,765.95   25,596,000.00         163,765.95                    0
    31   25-May-07            0.00     159,268.98      159,268.98   25,596,000.00         159,268.98                    0
    32   25-Jun-07            0.00     165,389.27      165,389.27   25,596,000.00         165,389.27                    0
    33   25-Jul-07            0.00     160,735.63      160,735.63   25,596,000.00         160,735.63                    0
    34   25-Aug-07            0.00     166,770.14      166,770.14   25,596,000.00         166,770.14                    0
    35   25-Sep-07            0.00     167,437.54      167,437.54   25,596,000.00         167,437.54                    0
    36   25-Oct-07            0.00     162,747.47      162,747.47   25,596,000.00         162,747.47                    0
    37   25-Nov-07            0.00     169,049.40      169,049.40   25,596,000.00         169,049.40                    0
    38   25-Dec-07            0.00     164,430.41      164,430.41   25,596,000.00         164,430.41                    0
    39   25-Jan-08            0.00     170,720.55      170,720.55   25,596,000.00         170,720.55                    0
    40   25-Feb-08            0.00     171,542.46      171,542.46   25,596,000.00         171,542.46                    0
    41   25-Mar-08            0.00     161,164.29      161,164.29   25,596,000.00         161,164.29                    0
    42   25-Apr-08            0.00     172,957.05      172,957.05   25,596,000.00         172,957.05                    0
    43   25-May-08            0.00     168,020.46      168,020.46   25,596,000.00         168,020.46                    0
    44   25-Jun-08            0.00     174,274.88      174,274.88   25,596,000.00         174,274.88                    0
    45   25-Jul-08            0.00     169,242.25      169,242.25   25,596,000.00         169,242.25                    0
    46   25-Aug-08            0.00     175,516.01      175,516.01   25,596,000.00         175,516.01                    0
    47   25-Sep-08            0.00     176,035.30      176,035.30   25,596,000.00         176,035.30                    0
    48   25-Oct-08            0.00     170,946.73      170,946.73   25,596,000.00         170,946.73                    0
    49   25-Nov-08            0.00     177,382.00      177,382.00   25,596,000.00         177,382.00                    0
    50   25-Dec-08            0.00     172,312.91      172,312.91   25,596,000.00         172,312.91                    0
    51   25-Jan-09            0.00     178,731.35      178,731.35   25,596,000.00         178,731.35                    0
    52   25-Feb-09            0.00     179,395.67      179,395.67   25,596,000.00         179,395.67                    0
    53   25-Mar-09            0.00     162,571.12      162,571.12   25,596,000.00         162,571.12                    0
    54   25-Apr-09            0.00     180,603.29      180,603.29   25,596,000.00         180,603.29                    0
    55   25-May-09            0.00     175,393.82      175,393.82   25,596,000.00         175,393.82                    0
    56   25-Jun-09            0.00     181,781.16      181,781.16   25,596,000.00         181,781.16                    0
    57   25-Jul-09            0.00     176,440.48      176,440.48   25,596,000.00         176,440.48                    0
    58   25-Aug-09            0.00     182,879.47      182,879.47   25,596,000.00         182,879.47                    0
    59   25-Sep-09            0.00     183,389.05      183,389.05   25,596,000.00         183,389.05                    0
    60   25-Oct-09            0.00     178,064.76      178,064.76   25,596,000.00         178,064.76                    0
    61   25-Nov-09            0.00     184,719.23      184,719.23   25,596,000.00         184,719.23                    0
    62   25-Dec-09            0.00     179,400.44      179,400.44   25,596,000.00         179,400.44                    0
    63   25-Jan-10            0.00     186,046.32      186,046.32   25,596,000.00         186,046.32                    0
    64   25-Feb-10            0.00     186,605.94      186,605.94   25,596,000.00         186,605.94                    0
    65   25-Mar-10            0.00     168,993.24      168,993.24   25,596,000.00         168,993.24                    0
    66   25-Apr-10            0.00     187,599.99      187,599.99   25,596,000.00         187,599.99                    0
    67   25-May-10            0.00     181,992.25      181,992.25   25,596,000.00         181,992.25                    0
    68   25-Jun-10            0.00     188,458.26      188,458.26   25,596,000.00         188,458.26                    0
    69   25-Jul-10            0.00     182,724.94      182,724.94   25,596,000.00         182,724.94                    0
    70   25-Aug-10            0.00     189,143.52      189,143.52   25,596,000.00         189,143.52                    0
    71   25-Sep-10            0.00     189,423.88      189,423.88   25,596,000.00         189,423.88                    0
    72   25-Oct-10            0.00     183,719.34      183,719.34   25,596,000.00         183,719.34                    0
    73   25-Nov-10            0.00     190,340.79      190,340.79   25,596,000.00         190,340.79                    0
    74   25-Dec-10            0.00     184,661.92      184,661.92   25,596,000.00         184,661.92                    0
    75   25-Jan-11            0.00     191,288.77      191,288.77   25,596,000.00         191,288.77                    0
    76   25-Feb-11            0.00     191,690.14      191,690.14   25,596,000.00         191,690.14                    0
    77   25-Mar-11            0.00     173,446.66      173,446.66   25,596,000.00         173,446.66                    0
    78   25-Apr-11            0.00     192,422.56      192,422.56   25,596,000.00         192,422.56                    0
    79   25-May-11            0.00     186,451.72      186,451.72   25,596,000.00         186,451.72                    0
    80   25-Jun-11            0.00     192,951.76      192,951.76   25,596,000.00         192,951.76                    0
    81   25-Jul-11            0.00     186,964.06      186,964.06   25,596,000.00         186,964.06                    0
    82   25-Aug-11            0.00     193,362.83      193,362.83   25,596,000.00         193,362.83                    0
    83   25-Sep-11            0.00     193,531.66      193,531.66   25,596,000.00         193,531.66                    0
    84   25-Oct-11            0.00     187,484.51      187,484.51   25,596,000.00         187,484.51                    0
    85   25-Nov-11            0.00     193,993.20      193,993.20   25,596,000.00         193,993.20                    0
    86   25-Dec-11            0.00     187,990.89      187,990.89   25,596,000.00         187,990.89                    0
    87   25-Jan-12            0.00     194,534.75      194,534.75   25,596,000.00         194,534.75                    0
    88   25-Feb-12            0.00     194,808.50      194,808.50   25,596,000.00         194,808.50                    0
    89   25-Mar-12            0.00     182,472.79      182,472.79   25,596,000.00         182,472.79                    0
    90   25-Apr-12            0.00     195,340.57      195,340.57   25,596,000.00         195,340.57                    0
    91   25-May-12      307,019.68     189,293.30      496,312.98   25,288,980.32         189,293.30                    0
    92   25-Jun-12      349,755.01     193,559.98      543,314.99   24,939,225.31         193,559.98                    0
    93   25-Jul-12      343,806.17     184,941.19      528,747.36   24,595,419.14         184,941.19                    0
    94   25-Aug-12      337,981.14     188,750.29      526,731.42   24,257,438.00         188,750.29                    0
    95   25-Sep-12      332,241.78     186,432.70      518,674.48   23,925,196.22         186,432.70                    0
    96   25-Oct-12      326,658.97     178,170.54      504,829.51   23,598,537.24         178,170.54                    0
    97   25-Nov-12      321,192.13     181,859.81      503,051.95   23,277,345.11         181,859.81                    0
    98   25-Dec-12      315,838.62     173,842.97      489,681.60   22,961,506.49         173,842.97                    0
    99   25-Jan-13      310,595.87     177,439.17      488,035.04   22,650,910.62         177,439.17                    0
   100   25-Feb-13      305,460.90     175,315.37      480,776.28   22,345,449.71         175,315.37                    0
   101   25-Mar-13      300,402.05     156,396.94      456,798.99   22,045,047.67         156,396.94                    0
   102   25-Apr-13      295,477.96     171,057.94      466,535.90   21,749,569.71         171,057.94                    0
   103   25-May-13      290,654.89     163,550.96      454,205.85   21,458,914.82         163,550.96                    0
   104   25-Jun-13      285,930.52     166,998.79      452,929.32   21,172,984.30         166,998.79                    0
   105   25-Jul-13      281,302.65     159,661.95      440,964.59   20,891,681.65         159,661.95                    0
   106   25-Aug-13      276,768.66     163,034.19      439,802.85   20,614,912.99         163,034.19                    0
   107   25-Sep-13      272,307.78     161,107.07      433,414.85   20,342,605.21         161,107.07                    0
   108   25-Oct-13      267,957.30     154,049.80      422,007.10   20,074,647.91         154,049.80                    0
   109   25-Nov-13      263,694.85     157,319.10      421,013.95   19,810,953.07         157,319.10                    0
   110   25-Dec-13      259,518.45     150,409.21      409,927.66   19,551,434.61         150,409.21                    0
   111   25-Jan-14      255,426.17     153,612.79      409,038.96   19,296,008.44         153,612.79                    0
   112   25-Feb-14      251,415.74     151,835.58      403,251.32   19,044,592.71         151,835.58                    0
   113   25-Mar-14      247,472.29     135,524.24      382,996.53   18,797,120.42         135,524.24                    0
   114   25-Apr-14      243,621.76     148,321.25      391,943.01   18,553,498.66         148,321.25                    0
   115   25-May-14      239,848.02     141,892.36      381,740.39   18,313,650.64         141,892.36                    0
   116   25-Jun-14      236,149.36     144,964.17      381,113.53   18,077,501.28         144,964.17                    0
   117   25-Jul-14      232,524.08     138,698.88      371,222.95   17,844,977.20         138,698.88                    0
   118   25-Aug-14      228,970.13     141,744.67      370,714.79   17,616,007.08         141,744.67                    0
   119   25-Sep-14      225,471.90     140,143.91      365,615.81   17,390,535.18         140,143.91                    0
   120   25-Oct-14      222,057.72     134,140.73      356,198.45   17,168,477.46         134,140.73                    0
   121   25-Nov-14      218,710.56     137,129.72      355,840.28   16,949,766.90         137,129.72                    0
   122   25-Dec-14      215,428.94     131,237.95      346,666.89   16,734,337.96         131,237.95                    0
   123   25-Jan-15      212,211.40     134,128.57      346,339.97   16,522,126.56         134,128.57                    0
   124   25-Feb-15      209,056.16     132,642.35      341,698.52   16,313,070.40         132,642.35                    0
   125   25-Mar-15      205,951.47     118,440.81      324,392.29   16,107,118.92         118,440.81                    0
   126   25-Apr-15      202,918.21     129,663.87      332,582.08   15,904,200.71         129,663.87                    0
   127   25-May-15      199,943.50     124,072.25      324,015.75   15,704,257.21         124,072.25                    0
   128   25-Jun-15      197,026.05     126,704.11      323,730.16   15,507,231.16         126,704.11                    0
   129   25-Jul-15      194,164.60     121,203.74      315,368.34   15,313,066.56         121,203.74                    0
   130   25-Aug-15      191,357.69     123,796.49      315,154.18   15,121,708.87         123,796.49                    0
   131   25-Sep-15      188,597.78     122,329.04      310,926.82   14,933,111.09         122,329.04                    0
   132   25-Oct-15      185,897.29     117,017.23      302,914.52   14,747,213.80         117,017.23                    0
   133   25-Nov-15      183,248.01     119,566.70      302,814.71   14,563,965.79         119,566.70                    0
   134   25-Dec-15      180,648.81     114,403.11      295,051.91   14,383,316.98         114,403.11                    0
   135   25-Jan-16      178,098.59     116,907.63      295,006.22   14,205,218.39         116,907.63                    0
   136   25-Feb-16      175,596.09     115,567.32      291,163.41   14,029,622.30         115,567.32                    0
   137   25-Mar-16      173,134.73     106,884.02      280,018.75   13,856,487.57         106,884.02                    0
   138   25-Apr-16      170,725.36     112,170.07      282,895.43   13,685,762.21         112,986.98                    0
   139   25-May-16      168,360.81     108,897.89      277,258.70   13,517,401.40         108,074.53                    0
   140   25-Jun-16      166,040.11     107,821.63      273,861.75   13,351,361.28         110,421.78                    0
   141   25-Jul-16      163,762.30     108,272.72      272,035.02   13,187,598.99         105,651.99                    0
   142   25-Aug-16      161,526.29      99,740.26      261,266.54   13,026,072.70         107,911.75                    0
   143   25-Sep-16      159,326.55      91,310.26      250,636.81   12,866,746.15         106,688.05                    0
   144   25-Oct-16      157,172.10      90,078.69      247,250.79   12,709,574.05         102,093.99                    0
   145   25-Nov-16      155,056.93      88,867.47      243,924.40   12,554,517.11         104,334.29                    0
   146   25-Dec-16      152,980.19      87,676.18      240,656.36   12,401,536.93          99,850.68                    0
   147   25-Jan-17      150,941.04      86,504.41      237,445.45   12,250,595.88         102,035.40                    0
   148   25-Feb-17      148,938.55      85,352.69      234,291.24   12,101,657.34         100,892.35                    0
   149   25-Mar-17      146,968.58      84,244.66      231,213.24   11,954,688.76          90,081.94                    0
   150   25-Apr-17      145,037.58      83,128.53      228,166.11   11,809,651.18          98,617.79                    0
   151   25-May-17      143,141.05      82,030.39      225,171.44   11,666,510.13          99,740.28                    0
   152   25-Jun-17      141,278.23      80,949.89      222,228.12   11,525,231.90         101,880.74                    0
   153   25-Jul-17      139,448.40      79,886.68      219,335.08   11,385,783.50          97,445.36                    0
   154   25-Aug-17      137,650.80      78,840.89      216,491.69   11,248,132.70          99,506.38                    0
   155   25-Sep-17      135,882.58      77,824.56      213,707.15   11,112,250.11          98,345.51                    0
   156   25-Oct-17      134,147.68      76,810.83      210,958.51   10,978,102.43          94,050.66                    0
   157   25-Nov-17      132,443.05      75,813.05      208,256.10   10,845,659.38          96,113.60                    0
   158   25-Dec-17      130,768.04      74,830.89      205,598.93   10,714,891.35          91,964.50                    0
   159   25-Jan-18      129,122.02      73,864.06      202,986.08   10,585,769.32          93,925.90                    0
   160   25-Feb-18      127,504.33      72,912.63      200,416.96   10,458,264.99          92,857.74                    0
   161   25-Mar-18      125,912.95      71,984.08      197,897.04   10,332,352.04          82,885.20                    0
   162   25-Apr-18      124,350.37      71,061.22      195,411.59   10,208,001.67          90,705.60                    0
   163   25-May-18      122,814.41      70,152.50      192,966.91   10,085,187.25          86,740.71                    0
   164   25-Jun-18      121,304.52      69,257.65      190,562.17    9,963,882.73          88,580.43                    0
   165   25-Jul-18      119,820.15      68,376.41      188,196.56    9,844,062.59          84,674.15                    0
   166   25-Aug-18      118,360.74      67,508.60      185,869.34    9,725,701.85          86,452.41                    0
   167   25-Sep-18      116,925.32      66,656.40      183,581.72    9,608,776.53          85,402.81                    0
   168   25-Oct-18      115,514.36      65,814.34      181,328.70    9,493,262.17          81,649.70                    0
   169   25-Nov-18      114,126.86      64,984.86      179,111.72    9,379,135.32          83,398.75                    0
   170   25-Dec-18      112,762.32      64,167.72      176,930.04    9,266,373.00          79,764.15                    0
   171   25-Jan-19      111,420.27      63,362.68      174,782.95    9,154,952.73          81,447.09                    0
   172   25-Feb-19      110,100.23      62,569.56      172,669.80    9,044,852.50          80,492.20                    0
   173   25-Mar-19      108,801.80      61,787.95      170,589.75    8,936,050.70          71,814.64                    0
   174   25-Apr-19      107,524.47      61,017.85      168,542.31    8,828,526.24          78,555.10                    0
   175   25-May-19      106,267.83      60,258.95      166,526.78    8,722,258.41          75,102.73                    0
   176   25-Jun-19      105,031.46      59,511.04      164,542.50    8,617,226.95          76,665.26                    0
   177   25-Jul-19      103,814.94      58,773.92      162,588.87    8,513,412.01          73,267.76                    0
   178   25-Aug-19      102,617.88      58,047.33      160,665.21    8,410,794.13          74,779.29                    0
   179   25-Sep-19      101,440.02      57,330.40      158,770.42    8,309,354.10          73,844.75                    0
   180   25-Oct-19      100,280.66      56,624.40      156,905.06    8,209,073.45          70,590.53                    0
   181   25-Nov-19       99,139.58      55,928.40      155,067.98    8,109,933.86          72,096.81                    0
   182   25-Dec-19       98,016.42      55,242.22      153,258.64    8,011,917.44          68,930.11                    0
   183   25-Jan-20       96,910.82      54,565.67      151,476.49    7,915,006.62          70,394.66                    0
   184   25-Feb-20       95,822.40      53,898.66      149,721.06    7,819,184.22          69,562.74                    0
   185   25-Mar-20       94,750.48      53,242.65      147,993.13    7,724,433.74          64,286.43                    0
   186   25-Apr-20       93,695.46      52,593.92      146,289.39    7,630,738.28          67,908.73                    0
   187   25-May-20       92,656.64      51,954.15      144,610.79    7,538,081.64          64,937.33                    0
   188   25-Jun-20       91,633.67      51,323.16      142,956.84    7,446,447.97          66,277.97                    0
   189   25-Jul-20       90,626.26      50,700.81      141,327.07    7,355,821.71          63,372.13                    0
   190   25-Aug-20       89,634.08      50,086.97      139,721.05    7,266,187.63          64,698.26                    0
   191   25-Sep-20       88,656.81      49,481.58      138,138.40    7,177,530.81          63,905.69                    0
   192   25-Oct-20       87,694.23      48,884.20      136,578.42    7,089,836.59          61,090.18                    0
   193   25-Nov-20       86,745.99      48,294.84      135,040.84    7,003,090.59          62,357.32                    0
   194   25-Dec-20       85,811.84      47,713.37      133,525.21    6,917,278.76          59,601.79                    0
   195   25-Jan-21       84,891.48      47,139.65      132,031.13    6,832,387.28          60,838.61                    0
   196   25-Feb-21       83,984.66      46,573.49      130,558.15    6,748,402.62          60,073.73                    0
   197   25-Mar-21       83,091.30      46,013.91      129,105.22    6,665,311.32          53,584.20                    0
   198   25-Apr-21       82,210.74      45,462.65      127,673.39    6,583,100.58          58,595.25                    0
   199   25-May-21       81,342.93      44,918.61      126,261.55    6,501,757.64          55,995.58                    0
   200   25-Jun-21       80,487.64      44,381.67      124,869.31    6,421,270.00          57,132.58                    0
   201   25-Jul-21       79,644.62      43,851.70      123,496.31    6,341,625.39          54,592.73                    0
   202   25-Aug-21       78,813.64      43,328.52      122,142.16    6,262,811.75          55,701.21                    0
   203   25-Sep-21       77,994.89      42,810.25      120,805.14    6,184,816.86          54,993.05                    0
   204   25-Oct-21       77,187.27      42,300.54      119,487.80    6,107,629.59          52,541.98                    0
   205   25-Nov-21       76,391.00      41,797.33      118,188.34    6,031,238.59          53,589.44                    0
   206   25-Dec-21       75,605.88      41,300.53      116,906.42    5,955,632.70          51,196.52                    0
   207   25-Jan-22       74,831.70      40,810.03      115,641.73    5,880,801.01          52,224.25                    0
   208   25-Feb-22       74,068.26      40,325.60      114,393.87    5,806,732.74          51,540.82                    0
   209   25-Mar-22       73,316.04      39,844.38      113,160.42    5,733,416.70          45,942.50                    0
   210   25-Apr-22       72,573.41      39,372.21      111,945.61    5,660,843.29          50,211.48                    0
   211   25-May-22       71,840.91      38,905.92      110,746.83    5,589,002.38          47,940.64                    0
   212   25-Jun-22       71,118.37      38,445.42      109,563.79    5,517,884.01          48,892.36                    0
   213   25-Jul-22       70,405.59      37,990.62      108,396.21    5,447,478.42          46,688.66                    0
   214   25-Aug-22       69,702.42      37,541.30      107,243.72    5,377,776.00          47,594.46                    0
   215   25-Sep-22       69,009.41      37,094.41      106,103.82    5,308,766.59          46,962.00                    0
   216   25-Oct-22       68,324.83      36,656.23      104,981.05    5,240,441.77          44,834.83                    0
   217   25-Nov-22       67,649.31      36,223.39      103,872.70    5,172,792.46          45,700.39                    0
   218   25-Dec-22       66,982.69      35,795.80      102,778.50    5,105,809.76          43,625.52                    0
   219   25-Jan-23       66,324.82      35,373.39      101,698.21    5,039,484.94          44,466.16                    0
   220   25-Feb-23       65,675.56      34,955.93      100,631.49    4,973,809.38          43,855.21                    0
   221   25-Mar-23       65,035.64      34,538.67       99,574.31    4,908,773.74          39,059.85                    0
   222   25-Apr-23       64,403.01      34,131.41       98,534.42    4,844,370.74          42,654.15                    0
   223   25-May-23       63,778.51      33,729.01       97,507.52    4,780,592.23          40,696.87                    0
   224   25-Jun-23       63,162.00      33,331.39       96,493.39    4,717,430.23          41,468.86                    0
   225   25-Jul-23       62,553.33      32,938.48       95,491.81    4,654,876.90          39,565.32                    0
   226   25-Aug-23       61,952.40      32,550.07       94,502.47    4,592,924.50          40,303.24                    0
   227   25-Sep-23       61,359.96      32,161.38       93,521.35    4,531,564.54          39,733.97                    0
   228   25-Oct-23       60,773.96      31,782.30       92,556.26    4,470,790.58          37,892.49                    0
   229   25-Nov-23       60,195.26      31,407.66       91,602.92    4,410,595.31          38,600.03                    0
   230   25-Dec-23       59,623.74      31,037.39       90,661.13    4,350,971.57          36,813.36                    0
   231   25-Jan-24       59,059.28      30,671.43       89,730.71    4,291,912.29          37,476.37                    0
   232   25-Feb-24       58,501.79      30,309.57       88,811.36    4,233,410.50          36,936.70                    0
   233   25-Mar-24       57,952.16      29,946.57       87,898.73    4,175,458.34          34,044.19                    0
   234   25-Apr-24       57,408.09      29,593.29       87,001.38    4,118,050.26          35,850.17                    0
   235   25-May-24       56,771.73      29,244.08       86,015.81    4,061,278.53          34,179.68                    0
   236   25-Jun-24       56,241.20      28,899.78       85,140.99    4,005,037.32          34,793.03                    0
   237   25-Jul-24       55,717.04      28,559.44       84,276.48    3,949,320.29          33,158.94                    0
   238   25-Aug-24       55,199.15      28,222.86       83,422.01    3,894,121.13          33,749.06                    0
   239   25-Sep-24       54,594.96      27,885.03       82,479.99    3,839,526.17          33,233.90                    0
   240   25-Oct-24       54,089.63      27,557.26       81,646.89    3,785,436.54          31,669.56                    0
   241   25-Nov-24       53,590.24      27,233.24       80,823.48    3,731,846.30          32,228.93                    0
   242   25-Dec-24       53,096.69      26,912.92       80,009.60    3,678,749.61          30,704.36                    0
   243   25-Jan-25       52,608.89      26,596.24       79,205.12    3,626,140.72          31,245.78                    0
   244   25-Feb-25       52,126.76      26,283.04       78,409.80    3,574,013.97          30,764.16                    0
   245   25-Mar-25       51,651.09      25,969.13       77,620.21    3,522,362.88          27,352.31                    0
   246   25-Apr-25       51,179.91      25,663.21       76,843.12    3,471,182.97          29,816.82                    0
   247   25-May-25       50,714.11      25,360.77       76,074.88    3,420,468.86          28,405.44                    0
   248   25-Jun-25       50,253.61      25,061.75       75,315.36    3,370,215.25          28,894.06                    0
   249   25-Jul-25       49,798.31      24,766.12       74,564.43    3,320,416.94          27,521.18                    0
   250   25-Aug-25       49,348.16      24,473.75       73,821.91    3,271,068.78          27,992.58                    0
   251   25-Sep-25       48,903.73      24,181.47       73,085.20    3,222,165.05          27,543.37                    0
   252   25-Oct-25       48,463.52      23,895.84       72,359.36    3,173,701.53          26,232.59                    0
   253   25-Nov-25       48,028.20      23,613.44       71,641.64    3,125,673.33          26,675.55                    0
   254   25-Dec-25       47,597.68      23,334.25       70,931.93    3,078,075.64          25,396.90                    0
   255   25-Jan-26       47,171.90      23,058.22       70,230.12    3,030,903.74          25,822.65                    0
   256   25-Feb-26       46,750.79      22,785.26       69,536.05    2,984,152.95          25,403.53                    0
   257   25-Mar-26       46,334.79      22,512.95       68,847.74    2,937,818.16          22,568.78                    0
   258   25-Apr-26       45,922.73      22,246.29       68,169.02    2,891,895.43          24,581.62                    0
   259   25-May-26       45,515.12      21,982.67       67,497.80    2,846,380.31          23,397.41                    0
   260   25-Jun-26       45,111.89      21,722.07       66,833.96    2,801,268.41          23,773.93                    0
   261   25-Jul-26       44,712.97      21,464.46       66,177.43    2,756,555.44          22,625.75                    0
   262   25-Aug-26       44,318.31      21,209.77       65,528.08    2,712,237.13          22,990.45                    0
   263   25-Sep-26       43,928.21      20,956.16       64,884.38    2,668,308.92          22,601.18                    0
   264   25-Oct-26       43,541.82      20,707.41       64,249.23    2,624,767.10          21,502.10                    0
   265   25-Nov-26       42,918.89      20,461.56       63,380.45    2,581,848.22          21,841.40                    0
   266   25-Dec-26       42,541.81      20,220.87       62,762.68    2,539,306.41          20,775.62                    0
   267   25-Jan-27       42,168.65      19,983.04       62,151.70    2,497,137.76          21,102.29                    0
   268   25-Feb-27       41,799.38      19,748.02       61,547.40    2,455,338.38          20,734.20                    0
   269   25-Mar-27       41,434.21      19,514.39       60,948.60    2,413,904.17          18,402.29                    0
   270   25-Apr-27       41,072.48      19,284.12       60,356.60    2,372,831.69          20,020.73                    0
   271   25-May-27       40,714.46      19,056.62       59,771.08    2,332,117.23          19,033.55                    0
   272   25-Jun-27       40,360.08      18,831.88       59,191.97    2,291,757.15          19,318.40                    0
   273   25-Jul-27       40,009.30      18,609.90       58,619.20    2,251,747.85          18,361.52                    0
   274   25-Aug-27       39,662.08      18,390.63       58,052.71    2,212,085.77          18,633.04                    0
   275   25-Sep-27       39,318.60      18,172.93       57,491.53    2,172,767.17          18,295.15                    0
   276   25-Oct-27       38,978.29      17,959.17       56,937.47    2,133,788.87          17,382.06                    0
   277   25-Nov-27       38,641.38      17,748.15       56,389.53    2,095,147.49          17,628.50                    0
   278   25-Dec-27       45,648.86      17,539.85       63,188.70    2,049,498.64          16,744.19                    0
   279   25-Jan-28       56,514.23      17,296.85       73,811.08    1,992,984.41          16,919.30                    0
   280   25-Feb-28       54,564.16      17,000.32       71,564.48    1,938,420.25          16,444.34                    0
   281   25-Mar-28       54,094.22      16,718.49       70,812.71    1,884,326.03          14,955.88                    0
   282   25-Apr-28       53,628.51      16,442.78       70,071.29    1,830,697.52          15,537.36                    0
   283   25-May-28       53,167.37      16,172.24       69,339.61    1,777,530.15          14,601.14                    0
   284   25-Jun-28       52,710.74      15,907.07       68,617.81    1,724,819.42          14,646.13                    0
   285   25-Jul-28       52,043.92      15,647.49       67,691.42    1,672,775.50          13,748.98                    0
   286   25-Aug-28       51,597.23      15,395.80       66,993.02    1,621,178.27          13,773.99                    0
   287   25-Sep-28       51,155.04      15,149.69       66,304.73    1,570,023.23          13,347.13                    0
   288   25-Oct-28       50,716.91      14,910.66       65,627.57    1,519,306.32          12,503.18                    0
   289   25-Nov-28       50,282.97      14,678.54       64,961.51    1,469,023.35          12,501.46                    0
   290   25-Dec-28       49,853.18      14,453.70       64,306.87    1,419,170.17          11,695.78                    0
   291   25-Jan-29       49,427.47      14,236.78       63,664.26    1,369,742.70          11,671.82                    0
   292   25-Feb-29       49,005.81      14,028.47       63,034.27    1,320,736.89          11,264.44                    0
   293   25-Mar-29       48,588.23      13,829.12       62,417.35    1,272,148.66           9,807.69                    0
   294   25-Apr-29       48,174.47      13,640.56       61,815.03    1,223,974.19          10,459.14                    0
   295   25-May-29       47,764.58      13,463.52       61,228.11    1,176,209.60           9,737.02                    0
   296   25-Jun-29       47,358.53      13,299.42       60,657.95    1,128,851.08           9,669.37                    0
   297   25-Jul-29       46,956.25      13,149.99       60,106.24    1,081,894.82           8,978.21                    0
   298   25-Aug-29       46,557.71      13,017.40       59,575.11    1,035,337.11           8,892.38                    0
   299   25-Sep-29       46,162.99      12,903.79       59,066.77      989,174.13           8,509.91                    0
   300   25-Oct-29       45,771.75      12,813.84       58,585.59      943,402.37           7,864.34                    0
   301   25-Nov-29       45,384.11      12,751.46       58,135.57      898,018.26           7,745.40                    0
   302   25-Dec-29       45,000.01      12,710.39       57,710.40      853,018.25           7,129.64                    0
   303   25-Jan-30       44,619.42      12,707.09       57,326.50      808,398.84           6,992.80                    0
   304   25-Feb-30       44,242.28      12,751.07       56,993.35      764,156.55           6,623.04                    0
   305   25-Mar-30       43,868.90      12,853.97       56,722.87      720,287.65           5,649.61                    0
   306   25-Apr-30       43,498.53      13,037.68       56,536.21      676,789.13           5,892.38                    0
   307   25-May-30       43,131.49      13,310.78       56,442.26      633,657.64           5,354.74                    0
   308   25-Jun-30       42,767.74      13,728.45       56,496.19      590,889.90           5,177.64                    0
   309   25-Jul-30       42,407.24      14,358.79       56,766.03      548,482.66           4,668.89                    0
   310   25-Aug-30       42,049.96      15,321.49       57,371.45      506,432.70           4,475.94                    0
   311   25-Sep-30       85,785.76      16,545.44      102,331.21      420,646.94           4,130.26                    0
   312   25-Oct-30      111,276.58      16,776.58      128,053.16      309,370.36           3,317.88                    0
   313   25-Nov-30      109,916.32      16,148.31      126,064.63      199,454.04           2,520.35                    0
   314   25-Dec-30      108,990.01      15,527.98      124,517.99       90,464.03           1,571.27                    0
   315   25-Jan-31       90,464.03      32,521.28      122,985.31               0             736.13                    0


Period   Accum Interest Shortfall   Couponcap Shortfall   Couponcap Accum Shortfall   Couponcap Shortfall Payback   Coupon
 Total                                     3,040,297.71                                              1,965,025.79

     0                          0                     0                           0                             0         0
     1                          0                     0                           0                             0   5.46877
     2                          0                     0                           0                             0   5.58537
     3                          0                     0                           0                             0   5.82352
     4                          0                     0                           0                             0   5.75086
     5                          0                     0                           0                             0   5.83403
     6                          0                     0                           0                             0   5.92591
     7                          0                     0                           0                             0   6.00362
     8                          0                     0                           0                             0   6.06284
     9                          0                     0                           0                             0   6.11964
    10                          0                     0                           0                             0   6.18673
    11                          0                     0                           0                             0   6.26620
    12                          0                     0                           0                             0   6.33790
    13                          0                202.79                           0                        202.79   6.41373
    14                          0                     0                           0                             0   6.50326
    15                          0              4,875.43                           0                      4,875.43   6.62411
    16                          0              6,131.39                           0                      6,131.39   6.68028
    17                          0                     0                           0                             0   6.76174
    18                          0              9,865.88                           0                      9,865.88   6.84808
    19                          0              6,633.71                           0                      6,633.71   6.92397
    20                          0             12,863.75                    4,377.15                      8,486.60   6.98245
    21                          0              9,090.13                           0                     13,492.96   7.03743
    22                          0             10,882.11                    2,274.88                      8,607.23   7.08989
    23                          0                     0                           0                      2,288.87   7.14102
    24                          0                     0                           0                             0   7.18931
    25                          0                568.35                           0                        568.35   7.23408
    26                          0                     0                           0                             0   7.27326
    27                          0              2,544.55                           0                      2,544.55   7.31135
    28                          0                     0                           0                             0   7.35280
    29                          0                     0                           0                             0   7.39176
    30                          0                     0                           0                             0   7.43006
    31                          0                     0                           0                             0   7.46690
    32                          0                     0                           0                             0   7.50371
    33                          0                     0                           0                             0   7.53566
    34                          0                     0                           0                             0   7.56636
    35                          0                     0                           0                             0   7.59664
    36                          0                     0                           0                             0   7.62998
    37                          0                     0                           0                             0   7.66977
    38                          0                     0                           0                             0   7.70888
    39                          0                     0                           0                             0   7.74559
    40                          0                     0                           0                             0   7.78288
    41                          0                     0                           0                             0   7.81630
    42                          0                     0                           0                             0   7.84706
    43                          0                     0                           0                             0   7.87719
    44                          0                     0                           0                             0   7.90685
    45                          0                     0                           0                             0   7.93447
    46                          0                     0                           0                             0   7.96316
    47                          0                     0                           0                             0   7.98672
    48                          0                     0                           0                             0   8.01438
    49                          0                     0                           0                             0   8.04782
    50                          0                     0                           0                             0   8.07843
    51                          0                     0                           0                             0   8.10904
    52                          0                     0                           0                             0   8.13918
    53                          0                     0                           0                             0   8.16612
    54                          0                     0                           0                             0   8.19397
    55                          0                     0                           0                             0   8.22287
    56                          0                     0                           0                             0   8.24741
    57                          0                     0                           0                             0   8.27194
    58                          0                     0                           0                             0   8.29724
    59                          0                     0                           0                             0   8.32036
    60                          0                     0                           0                             0   8.34809
    61                          0                     0                           0                             0   8.38071
    62                          0                     0                           0                             0   8.41071
    63                          0                     0                           0                             0   8.44092
    64                          0                     0                           0                             0   8.46631
    65                          0                     0                           0                             0   8.48871
    66                          0                     0                           0                             0   8.51141
    67                          0                     0                           0                             0   8.53222
    68                          0                     0                           0                             0   8.55035
    69                          0                     0                           0                             0   8.56657
    70                          0                     0                           0                             0   8.58144
    71                          0                     0                           0                             0   8.59416
    72                          0                     0                           0                             0   8.61319
    73                          0                     0                           0                             0   8.63576
    74                          0                     0                           0                             0   8.65738
    75                          0                     0                           0                             0   8.67877
    76                          0                     0                           0                             0   8.69698
    77                          0                     0                           0                             0   8.71241
    78                          0                     0                           0                             0   8.73021
    79                          0                     0                           0                             0   8.74129
    80                          0                     0                           0                             0   8.75422
    81                          0                     0                           0                             0   8.76531
    82                          0              1,387.87                           0                      1,387.87   8.77287
    83                          0              1,740.93                           0                      1,740.93   8.78053
    84                          0                     0                           0                             0   8.78971
    85                          0              3,265.70                           0                      3,265.70   8.80147
    86                          0                     0                           0                             0   8.81345
    87                          0              4,860.37                           0                      4,860.37   8.82604
    88                          0              5,651.36                           0                      5,651.36   8.83846
    89                          0                     0                           0                             0   8.84974
    90                          0              6,850.01                           0                      6,850.01   8.86260
    91                          0              1,320.97                           0                      1,320.97   8.87451
    92                          0              8,351.57                           0                      8,351.57   8.88843
    93                          0              2,793.66                           0                      2,793.66   8.89881
    94                          0              9,598.36                           0                      9,598.36   8.91198
    95                          0              9,873.90                           0                      9,873.90   8.92520
    96                          0              4,504.34                           0                      4,504.34   8.93638
    97                          0             11,029.82                           0                     11,029.82   8.94937
    98                          0              5,794.04                           0                      5,794.04   8.96200
    99                          0             12,117.38                           0                     12,117.38   8.97408
   100                          0             12,663.61                           0                     12,663.61   8.98825
   101                          0                     0                           0                             0   8.99878
   102                          0             13,328.07                           0                     13,328.07   9.01100
   103                          0              8,350.58                           0                      8,350.58   9.02368
   104                          0             14,279.52                           0                     14,279.52   9.03746
   105                          0              9,376.47                           0                      9,376.47   9.04900
   106                          0             15,132.33                           0                     15,132.33   9.06246
   107                          0             15,372.72                           0                     15,372.72   9.07557
   108                          0             10,617.56                           0                     10,617.56   9.08732
   109                          0             16,145.60                           0                     16,145.60   9.10069
   110                          0             11,452.01                           0                     11,452.01   9.11067
   111                          0             16,830.39                           0                     16,830.39   9.12409
   112                          0             17,183.97                           0                     17,183.97   9.13791
   113                          0              2,847.58                           0                      2,847.58   9.14934
   114                          0             17,703.03                           0                     17,703.03   9.16332
   115                          0             13,294.51                           0                     13,294.51   9.17729
   116                          0             18,349.44                           0                     18,349.44   9.19235
   117                          0             14,030.83                           0                     14,030.83   9.20695
   118                          0             18,984.02                           0                     18,984.02   9.22426
   119                          0             19,134.75                           0                     19,134.75   9.23863
   120                          0             14,976.53                           0                     14,976.53   9.25612
   121                          0             19,777.02                           0                     19,777.02   9.27557
   122                          0             15,664.02                           0                     15,664.02   9.29131
   123                          0             20,301.37                           0                     20,301.37   9.30794
   124                          0             20,527.70                           0                     20,527.70   9.32303
   125                          0              7,920.97                           0                      7,920.97   9.33491
   126                          0             20,800.84                           0                     20,800.84   9.34850
   127                          0             16,836.59                           0                     16,836.59   9.36147
   128                          0             21,067.03                           0                     21,067.03   9.36945
   129                          0             17,137.05                           0                     17,137.05   9.37914
   130                          0             21,270.87                           0                     21,270.87   9.38830
   131                          0             21,266.07                           0                     21,266.07   9.39441
   132                          0             17,444.87                           0                     17,444.87   9.40331
   133                          0             21,459.06                           0                     21,459.06   9.41545
   134                          0             17,734.83                           0                     17,734.83   9.42626
   135                          0             21,653.88                           0                     21,653.88   9.43897
   136                          0             21,702.35                           0                     21,702.35   9.44774
   137                          0             14,340.82                           0                     14,340.82   9.45739
   138                          0             21,787.99                      816.91                     20,971.08   9.46926
   139                          0             18,196.91                           0                     19,020.27   9.47623
   140                          0             21,843.20                    2,600.15                     19,243.05   9.48642
   141                          0             18,350.55                           0                     20,971.27   9.49584
   142                          0             21,864.84                    8,171.49                     13,693.35   9.50263
   143                          0             21,839.93                   23,616.21                      6,462.14   9.51137
   144                          0             18,460.88                   35,818.89                      6,445.58   9.52166
   145                          0             21,896.05                   51,579.76                      6,429.22   9.53316
   146                          0             18,587.57                   64,164.49                      6,413.07   9.54404
   147                          0             21,928.09                   80,223.40                      6,397.10   9.55468
   148                          0             21,920.95                   96,423.76                      6,381.29   9.56405
   149                          0             12,203.57                  102,978.80                      6,366.29   9.57056
   150                          0             21,840.19                  119,317.57                      6,350.93   9.57983
   151                          0             24,045.64                  138,035.17                      6,335.76   10.13479
   152                          0             27,251.62                  160,171.44                      6,320.78   10.14126
   153                          0             23,864.67                  179,084.36                      6,305.99   10.14595
   154                          0             26,956.86                  201,314.96                      6,291.37   10.14913
   155                          0             26,795.81                  223,596.07                      6,274.86   10.15348
   156                          0             23,500.53                  242,728.34                      6,260.70   10.15643
   157                          0             26,547.28                  265,153.99                      6,246.72   10.16713
   158                          0             23,366.54                  284,535.94                      6,232.93   10.17526
   159                          0             26,281.17                  307,092.00                      6,219.33   10.17978
   160                          0             26,151.00                  329,730.91                      6,205.89   10.18677
   161                          0             17,092.32                  343,245.25                      6,191.20   10.18971
   162                          0             25,822.57                  365,902.92                      6,178.18   10.19473
   163                          0             22,753.55                  385,600.32                      6,165.34   10.19679
   164                          0             25,475.46                  408,309.92                      6,152.68   10.19987
   165                          0             22,437.94                  428,077.52                      6,140.20   10.19773
   166                          0             25,071.70                  450,780.79                      6,127.89   10.19867
   167                          0             24,861.72                  473,485.57                      6,115.31   10.19746
   168                          0             21,938.72                  493,344.33                      6,103.37   10.19689
   169                          0             24,505.49                  516,092.27                      6,091.60   10.20199
   170                          0             21,676.43                  536,077.77                      6,080.00   10.20531
   171                          0             24,152.99                  558,874.06                      6,068.58   10.20720
   172                          0             23,979.97                  581,710.43                      6,057.33   10.21030
   173                          0             16,072.95                  596,355.80                      6,046.26   10.20836
   174                          0             23,572.60                  619,135.51                      6,035.35   10.20868
   175                          0             20,868.38                  639,246.16                      6,024.60   10.20819
   176                          0             23,168.24                  662,019.10                      6,014.03   10.20729
   177                          0             20,497.45                  682,141.73                      6,003.62   10.20297
   178                          0             22,725.34                  704,865.43                      5,993.38   10.20043
   179                          0             22,497.79                  727,568.33                      5,983.43   10.19585
   180                          0             19,939.58                  747,715.37                      5,973.46   10.19437
   181                          0             22,132.05                  770,450.65                      5,963.64   10.19912
   182                          0             19,641.89                  790,686.97                      5,953.99   10.19936
   183                          0             21,773.50                  813,463.12                      5,944.51   10.20338
   184                          0             21,599.26                  836,276.50                      5,935.18   10.20625
   185                          0             16,969.53                  854,195.84                      5,925.74   10.20616
   186                          0             21,231.56                  877,020.25                      5,916.75   10.20939
   187                          0             18,891.10                  897,466.84                      5,907.92   10.21196
   188                          0             20,854.05                  920,312.54                      5,899.25   10.21055
   189                          0             18,562.05                  940,816.07                      5,890.73   10.21246
   190                          0             20,493.67                  963,702.33                      5,882.38   10.21415
   191                          0             20,298.29                  986,602.14                      5,874.18   10.21348
   192                          0             18,072.12                1,007,205.40                      5,866.14   10.21357
   193                          0             19,920.74                1,030,126.56                      5,858.26   10.21391
   194                          0             17,738.95                1,050,782.16                      5,850.54   10.21294
   195                          0             19,541.93                1,073,722.92                      5,842.97   10.21374
   196                          0             19,335.81                1,096,663.86                      5,835.56   10.21064
   197                          0             13,398.72                1,112,941.97                      5,828.43   10.20893
   198                          0             18,953.93                1,135,858.52                      5,821.33   10.20899
   199                          0             16,891.35                1,156,597.06                      5,814.38   10.20715
   200                          0             18,558.50                1,179,511.28                      5,807.59   10.20455
   201                          0             16,541.98                1,200,280.34                      5,800.95   10.20223
   202                          0             18,167.16                1,223,195.61                      5,794.47   10.20011
   203                          0             17,971.21                1,246,119.15                      5,788.41   10.19716
   204                          0             16,023.68                1,266,946.77                      5,782.23   10.19438
   205                          0             17,568.31                1,289,855.29                      5,776.21   10.18937
   206                          0             15,666.32                1,310,700.29                      5,770.34   10.18627
   207                          0             17,178.84                1,333,607.89                      5,764.62   10.18322
   208                          0             16,974.28                1,356,511.18                      5,759.06   10.17784
   209                          0             11,852.13                1,373,341.93                      5,754.02   10.17249
   210                          0             16,588.03                1,396,208.51                      5,748.75   10.17022
   211                          0             14,778.37                1,417,067.47                      5,743.65   10.16258
   212                          0             16,185.64                1,439,910.86                      5,738.70   10.15892
   213                          0             14,431.94                1,460,792.46                      5,733.90   10.15360
   214                          0             15,782.42                1,483,608.53                      5,729.26   10.14616
   215                          0             15,592.70                1,506,431.88                      5,725.12   10.14109
   216                          0             13,899.39                1,527,332.96                      5,720.78   10.13452
   217                          0             15,193.61                1,550,129.39                      5,716.61   10.12728
   218                          0             13,542.31                1,571,032.36                      5,712.59   10.12038
   219                          0             14,801.50                1,593,807.15                      5,708.74   10.11360
   220                          0             14,604.32                1,616,576.24                      5,705.04   10.10592
   221                          0             10,221.85                1,633,792.56                      5,700.67   10.09685
   222                          0             14,220.05                1,656,511.93                      5,697.31   10.09088
   223                          0             12,661.98                1,677,395.91                      5,694.11   10.08103
   224                          0             13,828.56                1,700,083.83                      5,691.08   10.07352
   225                          0             12,315.06                1,720,969.36                      5,688.21   10.06446
   226                          0             13,438.68                1,743,623.17                      5,685.51   10.05478
   227                          0             13,254.65                1,766,280.06                      5,682.06   10.04647
   228                          0             11,789.89                1,787,159.71                      5,679.71   10.03428
   229                          0             12,869.90                1,809,782.11                      5,677.53   10.02638
   230                          0             11,451.49                1,830,663.56                      5,675.52   10.01589
   231                          0             12,478.62                1,853,236.61                      5,673.69   10.00258
   232                          0             12,299.15                1,875,812.91                      5,672.02   9.99420
   233                          0              9,767.15                1,894,995.42                      5,669.53   9.98291
   234                          0             11,925.12                1,917,522.58                      5,668.24   9.97075
   235                          0             10,602.74                1,938,373.56                      5,667.14   9.95996
   236                          0             11,559.51                1,960,872.87                      5,666.27   9.94879
   237                          0             10,265.08                1,981,707.04                      5,665.58   9.93517
   238                          0             11,191.29                2,004,168.00                      5,665.08   9.92385
   239                          0             11,012.69                2,026,621.20                      5,663.82   9.91089
   240                          0              9,776.12                2,047,449.67                      5,663.82   9.89796
   241                          0             10,659.71                2,069,877.20                      5,664.03   9.88714
   242                          0              9,455.88                2,090,698.88                      5,664.43   9.87319
   243                          0             10,314.60                2,113,105.95                      5,665.05   9.86352
   244                          0             10,146.99                2,135,514.64                      5,665.88   9.85238
   245                          0              7,049.24                2,153,241.15                      5,666.06   9.83971
   246                          0              9,820.94                2,175,621.96                      5,667.34   9.83033
   247                          0              8,713.51                2,196,470.22                      5,668.84   9.81986
   248                          0              9,502.88                2,218,856.98                      5,670.58   9.80988
   249                          0              8,427.61                2,239,731.22                      5,672.55   9.79920
   250                          0              9,193.58                2,262,131.97                      5,674.76   9.79019
   251                          0              9,038.41                2,284,541.70                      5,676.51   9.77841
   252                          0              8,015.97                2,305,477.57                      5,679.23   9.76955
   253                          0              8,744.31                2,327,917.64                      5,682.21   9.76086
   254                          0              7,748.11                2,348,895.22                      5,685.45   9.75031
   255                          0              8,453.40                2,371,365.05                      5,688.97   9.74232
   256                          0              8,311.03                2,393,858.93                      5,692.76   9.73336
   257                          0              5,752.08                2,412,019.22                      5,696.25   9.72370
   258                          0              8,035.96                2,434,536.66                      5,700.63   9.71687
   259                          0              7,120.06                2,455,648.46                      5,705.32   9.70882
   260                          0              7,762.18                2,478,210.73                      5,710.32   9.69949
   261                          0              6,876.94                2,499,388.44                      5,715.65   9.69236
   262                          0              7,501.98                2,522,014.73                      5,721.30   9.68549
   263                          0              7,371.81                2,544,675.81                      5,726.79   9.67708
   264                          0              6,527.84                2,565,976.32                      5,733.15   9.66999
   265                          0              7,119.71                2,588,708.33                      5,739.88   9.66341
   266                          0              6,301.99                2,610,093.89                      5,747.25   9.65616
   267                          0              6,874.26                2,632,903.68                      5,755.02   9.65062
   268                          0              6,749.39                2,655,751.35                      5,763.21   9.64241
   269                          0              4,659.27                2,674,543.60                      5,771.37   9.63618
   270                          0              6,516.12                2,697,462.66                      5,779.50   9.63165
   271                          0              5,765.01                2,719,077.15                      5,788.08   9.62574
   272                          0              6,283.62                2,742,087.50                      5,797.11   9.61970
   273                          0              5,558.24                2,763,808.68                      5,806.62   9.61438
   274                          0              6,059.04                2,786,921.40                      5,816.63   9.60959
   275                          0              5,949.06                2,810,092.97                      5,826.84   9.60450
   276                          0              5,260.80                2,831,996.51                      5,837.91   9.59996
   277                          0              5,729.90                2,855,273.67                      5,849.55   9.59411
   278                          0              5,066.12                2,877,297.05                      5,861.78   9.59027
   279                          0              5,500.55                2,900,672.55                      5,878.10   9.58684
   280                          0              5,345.17                2,924,050.35                      5,901.15   9.58194
   281                          0              4,165.86                2,944,848.24                      5,928.47   9.57786
   282                          0              5,052.72                2,968,224.80                      5,958.14   9.57551
   283                          0              4,418.99                2,990,327.44                      5,990.09   9.57087
   284                          0              4,763.60                3,013,705.58                      6,024.55   9.56856
   285                          0              4,163.27                3,035,830.09                      6,061.78   9.56551
   286                          0              4,480.69                3,059,205.94                      6,102.50   9.56231
   287                          0              4,343.89                3,082,589.77                      6,146.45   9.56088
   288                          0              3,786.89                3,104,731.08                      6,194.37   9.55643
   289                          0              4,069.43                3,128,100.97                      6,246.51   9.55556
   290                          0              3,545.37                3,150,247.74                      6,303.29   9.55392
   291                          0              3,800.42                3,173,591.65                      6,365.39   9.55091
   292                          0              3,669.47                3,196,926.50                      6,433.49   9.55018
   293                          0              2,486.78                3,216,645.18                      6,508.21   9.54761
   294                          0              3,409.56                3,239,909.83                      6,590.99   9.54770
   295                          0              2,956.29                3,261,957.61                      6,682.79   9.54630
   296                          0              3,155.01                3,285,143.42                      6,785.06   9.54672
   297                          0              2,727.79                3,307,099.73                      6,899.57   9.54409
   298                          0              2,903.48                3,330,156.63                      7,028.50   9.54495
   299                          0              2,780.38                3,353,134.85                      7,174.26   9.54518
   300                          0              2,391.59                3,374,844.14                      7,341.09   9.54049
   301                          0              2,527.10                3,397,545.80                      7,533.16   9.53428
   302                          0              2,163.49                3,418,939.22                      7,744.24   9.52717
   303                          0              2,276.52                3,441,252.40                      7,990.81   9.51992
   304                          0              2,154.40                3,463,317.83                      8,282.43   9.51421
   305                          0              1,426.83                3,481,718.71                      8,631.19   9.50563
   306                          0              1,912.77                3,503,055.92                      9,058.07   9.50004
   307                          0              1,616.14                3,522,816.01                      9,572.17   9.49438
   308                          0              1,677.89                3,543,050.27                     10,228.70   9.48895
   309                          0              1,405.88                3,561,355.63                     11,095.78   9.48175
   310                          0              1,447.57                3,579,572.83                     12,293.11   9.47681
   311                          0              1,334.67                3,596,351.22                     13,749.85   9.47102
   312                          0                996.13                3,611,258.94                     14,454.84   9.46507
   313                          0                812.99                3,627,050.81                     14,440.95   9.46068
   314                          0                470.63                3,641,667.49                     14,427.35   9.45343
   315                          0                236.97                3,639,515.40                     32,022.12   9.44968


Period   Effective Coupon
 Total

     0                  0
     1            5.46877
     2            5.58537
     3            5.82352
     4            5.75086
     5            5.83403
     6            5.92591
     7            6.00362
     8            6.06284
     9            6.11964
    10            6.18673
    11            6.26620
    12            6.33790
    13            6.41373
    14            6.50326
    15            6.62411
    16            6.68028
    17            6.76174
    18            6.84808
    19            6.92397
    20            6.78386
    21            7.24384
    22            6.98668
    23            7.24487
    24            7.18931
    25            7.23408
    26            7.27326
    27            7.31135
    28            7.35280
    29            7.39176
    30            7.43006
    31            7.46690
    32            7.50371
    33            7.53566
    34            7.56636
    35            7.59664
    36            7.62998
    37            7.66977
    38            7.70888
    39            7.74559
    40            7.78288
    41            7.81630
    42            7.84706
    43            7.87719
    44            7.90685
    45            7.93447
    46            7.96316
    47            7.98672
    48            8.01438
    49            8.04782
    50            8.07843
    51            8.10904
    52            8.13918
    53            8.16612
    54            8.19397
    55            8.22287
    56            8.24741
    57            8.27194
    58            8.29724
    59            8.32036
    60            8.34809
    61            8.38071
    62            8.41071
    63            8.44092
    64            8.46631
    65            8.48871
    66            8.51141
    67            8.53222
    68            8.55035
    69            8.56657
    70            8.58144
    71            8.59416
    72            8.61319
    73            8.63576
    74            8.65738
    75            8.67877
    76            8.69698
    77            8.71241
    78            8.73021
    79            8.74129
    80            8.75422
    81            8.76531
    82            8.77287
    83            8.78053
    84            8.78971
    85            8.80147
    86            8.81345
    87            8.82604
    88            8.83846
    89            8.84974
    90            8.86260
    91            8.87451
    92            8.88843
    93            8.89881
    94            8.91198
    95            8.92520
    96            8.93638
    97            8.94937
    98            8.96200
    99            8.97408
   100            8.98825
   101            8.99878
   102            9.01100
   103            9.02368
   104            9.03746
   105            9.04900
   106            9.06246
   107            9.07557
   108            9.08732
   109            9.10069
   110            9.11067
   111            9.12409
   112            9.13791
   113            9.14934
   114            9.16332
   115            9.17729
   116            9.19235
   117            9.20695
   118            9.22426
   119            9.23863
   120            9.25612
   121            9.27557
   122            9.29131
   123            9.30794
   124            9.32303
   125            9.33491
   126            9.34850
   127            9.36147
   128            9.36945
   129            9.37914
   130            9.38830
   131            9.39441
   132            9.40331
   133            9.41545
   134            9.42626
   135            9.43897
   136            9.44774
   137            9.45739
   138            9.40080
   139            9.54842
   140            9.26304
   141            9.73139
   142            8.78305
   143            8.14042
   144            8.40107
   145            8.11994
   146            8.38036
   147            8.10035
   148            8.09097
   149            8.95039
   150            8.07519
   151            8.33526
   152            8.05779
   153            8.31775
   154            8.04136
   155            8.03484
   156            8.29472
   157            8.01969
   158            8.27954
   159            8.00546
   160            7.99873
   161            8.84955
   162            7.98683
   163            8.24677
   164            7.97489
   165            8.23491
   166            7.96390
   167            7.95906
   168            8.21928
   169            7.94946
   170            8.20985
   171            7.94081
   172            7.93684
   173            8.78308
   174            7.92961
   175            8.19058
   176            7.92336
   177            8.18462
   178            7.91807
   179            7.91569
   180            8.17744
   181            7.91187
   182            8.17401
   183            7.90904
   184            7.90801
   185            8.45284
   186            7.90696
   187            8.17024
   188            7.90667
   189            8.17047
   190            7.90741
   191            7.90820
   192            8.17287
   193            7.91053
   194            8.17583
   195            7.91392
   196            7.91602
   197            8.76663
   198            7.92091
   199            8.18799
   200            7.92709
   201            8.19496
   202            7.93440
   203            7.93815
   204            8.20730
   205            7.94725
   206            8.21732
   207            7.95756
   208            7.96316
   209            8.82226
   210            7.97475
   211            8.24738
   212            7.98824
   213            8.26200
   214            8.00303
   215            8.01026
   216            8.28582
   217            8.02716
   218            8.30402
   219            8.04550
   220            8.05519
   221            8.92814
   222            8.07462
   223            8.35502
   224            8.09678
   225            8.37875
   226            8.12053
   227            8.13179
   228            8.41625
   229            8.15816
   230            8.44441
   231            8.18632
   232            8.20106
   233            8.78135
   234            8.23057
   235            8.52173
   236            8.26366
   237            8.55706
   238            8.29888
   239            8.31577
   240            8.61271
   241            8.35457
   242            8.65403
   243            8.39577
   244            8.41728
   245            9.34212
   246            8.46092
   247            8.76731
   248            8.50877
   249            8.81823
   250            8.55951
   251            8.58487
   252            8.89930
   253            8.64040
   254            8.95842
   255            8.69936
   256            8.73017
   257            9.69964
   258            8.79374
   259            9.12177
   260            8.86235
   261            9.19489
   262            8.93532
   263            8.97274
   264            9.31260
   265            9.05292
   266            9.39832
   267            9.13876
   268            9.18379
   269           10.21852
   270            9.27728
   271            9.63741
   272            9.37744
   273            9.74444
   274            9.48457
   275            9.54034
   276            9.91869
   277            9.65923
   278           10.04598
   279            9.80077
   280            9.90590
   281           10.70665
   282           10.13351
   283           10.60071
   284           10.39236
   285           10.88635
   286           10.68822
   287           10.85210
   288           11.39651
   289           11.21962
   290           11.80678
   291           11.64979
   292           11.89356
   293           13.46240
   294           12.45189
   295           13.19981
   296           13.13073
   297           13.97880
   298           13.97269
   299           14.47359
   300           15.54490
   301           15.69653
   302           16.98459
   303           17.29930
   304           18.31731
   305           21.62716
   306           21.02013
   307           23.60105
   308           25.15983
   309           29.16034
   310           32.43985
   311           37.94001
   312           47.85937
   313           60.61627
   314           93.42293
   315          417.47692

GSAMP 04-NC2

                        Fwd Curve                    Fwd Curve + 300bps
                   =====================          ========================

      Month          1mL         6mL                1mL          6mL
      1              1.91877     2.19601            4.91877      5.19601
      2              2.03537     2.28097            5.03537      5.28097
      3              2.27352     2.36185            5.27352      5.36185
      4              2.20086     2.41443            5.20086      5.41443
      5              2.28403     2.48604            5.28403      5.48604
      6              2.37591     2.55674            5.37591      5.55674
      7              2.45362     2.62938            5.45362      5.62938
      8              2.51284     2.69539            5.51284      5.69539
      9              2.56964     2.76927            5.56964      5.76927
      10             2.63673     2.85714            5.63673      5.85714
      11             2.71620     2.93927            5.71620      5.93927
      12             2.78790     3.02002            5.78790      6.02002
      13             2.86373     3.10979            5.86373      6.10979
      14             2.95326     3.19378            5.95326      6.19378
      15             3.07411     3.27541            6.07411      6.27541
      16             3.13028     3.34678            6.13028      6.34678
      17             3.21174     3.41659            6.21174      6.41659
      18             3.29808     3.48062            6.29808      6.48062
      19             3.37397     3.53683            6.37397      6.53683
      20             3.43245     3.58947            6.43245      6.58947
      21             3.48743     3.64047            6.48743      6.64047
      22             3.53989     3.68366            6.53989      6.68366
      23             3.59102     3.72817            6.59102      6.72817
      24             3.63931     3.77026            6.63931      6.77026
      25             3.68408     3.81072            6.68408      6.81072
      26             3.72326     3.85089            6.72326      6.85089
      27             3.76135     3.89381            6.76135      6.89381
      28             3.80280     3.92870            6.80280      6.92870
      29             3.84176     3.96587            6.84176      6.96587
      30             3.88006     4.00063            6.88006      7.00063
      31             3.91690     4.03345            6.91690      7.03345
      32             3.95371     4.06795            6.95371      7.06795
      33             3.98566     4.10400            6.98566      7.10400
      34             4.01636     4.13831            7.01636      7.13831
      35             4.04664     4.17685            7.04664      7.17685
      36             4.07998     4.21323            7.07998      7.21323
      37             4.11977     4.24825            7.11977      7.24825
      38             4.15888     4.28336            7.15888      7.28336
      39             4.19559     4.31768            7.19559      7.31768
      40             4.23288     4.34939            7.23288      7.34939
      41             4.26630     4.38327            7.26630      7.38327
      42             4.29706     4.41018            7.29706      7.41018
      43             4.32719     4.43795            7.32719      7.43795
      44             4.35685     4.46771            7.35685      7.46771
      45             4.38447     4.49572            7.38447      7.49572
      46             4.41316     4.52554            7.41316      7.52554
      47             4.43672     4.55674            7.43672      7.55674
      48             4.46438     4.58503            7.46438      7.58503
      49             4.49782     4.61602            7.49782      7.61602
      50             4.52843     4.64802            7.52843      7.64802
      51             4.55904     4.67470            7.55904      7.67470
      52             4.58918     4.70237            7.58918      7.70237
      53             4.61612     4.73058            7.61612      7.73058
      54             4.64397     4.75601            7.64397      7.75601
      55             4.67287     4.78188            7.67287      7.78188
      56             4.69741     4.80963            7.69741      7.80963
      57             4.72194     4.83677            7.72194      7.83677
      58             4.74724     4.86708            7.74724      7.86708
      59             4.77036     4.89478            7.77036      7.89478
      60             4.79809     4.92164            7.79809      7.92164
      61             4.83071     4.94990            7.83071      7.94990
      62             4.86071     4.97624            7.86071      7.97624
      63             4.89092     4.99974            7.89092      7.99974
      64             4.91631     5.02137            7.91631      8.02137
      65             4.93871     5.04147            7.93871      8.04147
      66             4.96141     5.05967            7.96141      8.05967
      67             4.98222     5.07770            7.98222      8.07770
      68             5.00035     5.09432            8.00035      8.09432
      69             5.01657     5.11225            8.01657      8.11225
      70             5.03144     5.13222            8.03144      8.13222
      71             5.04416     5.15142            8.04416      8.15142
      72             5.06319     5.17006            8.06319      8.17006
      73             5.08576     5.19228            8.08576      8.19228
      74             5.10738     5.20830            8.10738      8.20830
      75             5.12877     5.22522            8.12877      8.22522
      76             5.14698     5.24077            8.14698      8.24077
      77             5.16241     5.25308            8.16241      8.25308
      78             5.18021     5.26521            8.18021      8.26521
      79             5.19129     5.27516            8.19129      8.27516
      80             5.20422     5.28573            8.20422      8.28573
      81             5.21531     5.29547            8.21531      8.29547
      82             5.22287     5.30584            8.22287      8.30584
      83             5.23053     5.31752            8.23053      8.31752
      84             5.23971     5.32845            8.23971      8.32845
      85             5.25147     5.34115            8.25147      8.34115
      86             5.26345     5.35346            8.26345      8.35346
      87             5.27604     5.36760            8.27604      8.36760
      88             5.28846     5.37857            8.28846      8.37857
      89             5.29974     5.39137            8.29974      8.39137
      90             5.31260     5.40521            8.31260      8.40521
      91             5.32451     5.41684            8.32451      8.41684
      92             5.33843     5.42990            8.33843      8.42990
      93             5.34881     5.44239            8.34881      8.44239
      94             5.36198     5.45528            8.36198      8.45528
      95             5.37520     5.46946            8.37520      8.46946
      96             5.38638     5.48036            8.38638      8.48036
      97             5.39937     5.49252            8.39937      8.49252
      98             5.41200     5.50495            8.41200      8.50495
      99             5.42408     5.51870            8.42408      8.51870
      100            5.43825     5.53080            8.43825      8.53080
      101            5.44878     5.54360            8.44878      8.54360
      102            5.46100     5.55751            8.46100      8.55751
      103            5.47368     5.57049            8.47368      8.57049
      104            5.48746     5.58500            8.48746      8.58500
      105            5.49900     5.59580            8.49900      8.59580
      106            5.51246     5.60912            8.51246      8.60912
      107            5.52557     5.62267            8.52557      8.62267
      108            5.53732     5.63370            8.53732      8.63370
      109            5.55069     5.64653            8.55069      8.64653
      110            5.56067     5.65910            8.56067      8.65910
      111            5.57409     5.67390            8.57409      8.67390
      112            5.58791     5.68777            8.58791      8.68777
      113            5.59934     5.70397            8.59934      8.70397
      114            5.61332     5.71864            8.61332      8.71864
      115            5.62729     5.73422            8.62729      8.73422
      116            5.64235     5.75196            8.64235      8.75196
      117            5.65695     5.76771            8.65695      8.76771
      118            5.67426     5.78529            8.67426      8.78529
      119            5.68863     5.80223            8.68863      8.80223
      120            5.70612     5.81735            8.70612      8.81735
      121            5.72557     5.83362            8.72557      8.83362
      122            5.74131     5.84966            8.74131      8.84966
      123            5.75794     5.86178            8.75794      8.86178
      124            5.77303     5.87367            8.77303      8.87367
      125            5.78491     5.88565            8.78491      8.88565
      126            5.79850     5.89608            8.79850      8.89608
      127            5.81147     5.90503            8.81147      8.90503
      128            5.81945     5.91396            8.81945      8.91396
      129            5.82914     5.92407            8.82914      8.92407
      130            5.83830     5.93578            8.83830      8.93578
      131            5.84441     5.94461            8.84441      8.94461
      132            5.85331     5.95464            8.85331      8.95464
      133            5.86545     5.96744            8.86545      8.96744
      134            5.87626     5.97624            8.87626      8.97624
      135            5.88897     5.98695            8.88897      8.98695
      136            5.89774     5.99694            8.89774      8.99694
      137            5.90739     6.00590            8.90739      9.00590
      138            5.91926     6.01580            8.91926      9.01580
      139            5.92623     6.02437            8.92623      9.02437
      140            5.93642     6.03448            8.93642      9.03448
      141            5.94584     6.04388            8.94584      9.04388
      142            5.95263     6.05386            8.95263      9.05386
      143            5.96137     6.06504            8.96137      9.06504
      144            5.97166     6.07361            8.97166      9.07361
      145            5.98316     6.08436            8.98316      9.08436
      146            5.99404     6.09256            8.99404      9.09256
      147            6.00468     6.10110            9.00468      9.10110
      148            6.01405     6.10831            9.01405      9.10831
      149            6.02056     6.11395            9.02056      9.11395
      150            6.02983     6.12163            9.02983      9.12163
      151            6.03479     6.12438            9.03479      9.12438
      152            6.04126     6.13121            9.04126      9.13121
      153            6.04595     6.13758            9.04595      9.13758
      154            6.04913     6.14178            9.04913      9.14178
      155            6.05348     6.14864            9.05348      9.14864
      156            6.05643     6.15276            9.05643      9.15276
      157            6.06713     6.16043            9.06713      9.16043
      158            6.07526     6.16481            9.07526      9.16481
      159            6.07978     6.16977            9.07978      9.16977
      160            6.08677     6.17262            9.08677      9.17262
      161            6.08971     6.17471            9.08971      9.17471
      162            6.09473     6.17769            9.09473      9.17769
      163            6.09679     6.17719            9.09679      9.17719
      164            6.09987     6.17852            9.09987      9.17852
      165            6.09773     6.17861            9.09773      9.17861
      166            6.09867     6.18106            9.09867      9.18106
      167            6.09746     6.18401            9.09746      9.18401
      168            6.09689     6.18410            9.09689      9.18410
      169            6.10199     6.18602            9.10199      9.18602
      170            6.10531     6.18667            9.10531      9.18667
      171            6.10720     6.18744            9.10720      9.18744
      172            6.11030     6.18631            9.11030      9.18631
      173            6.10836     6.18368            9.10836      9.18368
      174            6.10868     6.18286            9.10868      9.18286
      175            6.10819     6.18092            9.10819      9.18092
      176            6.10729     6.18067            9.10729      9.18067
      177            6.10297     6.17750            9.10297      9.17750
      178            6.10043     6.17849            9.10043      9.17849
      179            6.09585     6.17997            9.09585      9.17997
      180            6.09437     6.18033            9.09437      9.18033
      181            6.09912     6.18334            9.09912      9.18334
      182            6.09936     6.18572            9.09936      9.18572
      183            6.10338     6.18747            9.10338      9.18747
      184            6.10625     6.18860            9.10625      9.18860
      185            6.10616     6.19002            9.10616      9.19002
      186            6.10939     6.19209            9.10939      9.19209
      187            6.11196     6.19237            9.11196      9.19237
      188            6.11055     6.19186            9.11055      9.19186
      189            6.11246     6.19313            9.11246      9.19313
      190            6.11415     6.19465            9.11415      9.19465
      191            6.11348     6.19275            9.11348      9.19275
      192            6.11357     6.19113            9.11357      9.19113
      193            6.11391     6.19077            9.11391      9.19077
      194            6.11294     6.18959            9.11294      9.18959
      195            6.11374     6.18817            9.11374      9.18817
      196            6.11064     6.18482            9.11064      9.18482
      197            6.10893     6.18389            9.10893      9.18389
      198            6.10899     6.18324            9.10899      9.18324
      199            6.10715     6.18111            9.10715      9.18111
      200            6.10455     6.17727            9.10455      9.17727
      201            6.10223     6.17419            9.10223      9.17419
      202            6.10011     6.17177            9.10011      9.17177
      203            6.09716     6.16756            9.09716      9.16756
      204            6.09438     6.16217            9.09438      9.16217
      205            6.08937     6.15816            9.08937      9.15816
      206            6.08627     6.15341            9.08627      9.15341
      207            6.08322     6.14912            9.08322      9.14912
      208            6.07784     6.14378            9.07784      9.14378
      209            6.07249     6.13807            9.07249      9.13807
      210            6.07022     6.13415            9.07022      9.13415
      211            6.06258     6.12690            9.06258      9.12690
      212            6.05892     6.12202            9.05892      9.12202
      213            6.05360     6.11502            9.05360      9.11502
      214            6.04616     6.10752            9.04616      9.10752
      215            6.04109     6.10160            9.04109      9.10160
      216            6.03452     6.09300            9.03452      9.09300
      217            6.02728     6.08565            9.02728      9.08565
      218            6.02038     6.07752            9.02038      9.07752
      219            6.01360     6.06986            9.01360      9.06986
      220            6.00592     6.06127            9.00592      9.06127
      221            5.99685     6.05205            8.99685      9.05205
      222            5.99088     6.04553            8.99088      9.04553
      223            5.98103     6.03441            8.98103      9.03441
      224            5.97352     6.02632            8.97352      9.02632
      225            5.96446     6.01697            8.96446      9.01697
      226            5.95478     6.00536            8.95478      9.00536
      227            5.94647     5.99545            8.94647      8.99545
      228            5.93428     5.98325            8.93428      8.98325
      229            5.92638     5.97348            8.92638      8.97348
      230            5.91589     5.96109            8.91589      8.96109
      231            5.90258     5.94832            8.90258      8.94832
      232            5.89420     5.93844            8.89420      8.93844
      233            5.88291     5.92615            8.88291      8.92615
      234            5.87075     5.91358            8.87075      8.91358
      235            5.85996     5.90192            8.85996      8.90192
      236            5.84879     5.89037            8.84879      8.89037
      237            5.83517     5.87613            8.83517      8.87613
      238            5.82385     5.86489            8.82385      8.86489
      239            5.81089     5.85278            8.81089      8.85278
      240            5.79796     5.83986            8.79796      8.83986
      241            5.78714     5.82844            8.78714      8.82844
      242            5.77319     5.81525            8.77319      8.81525
      243            5.76352     5.80583            8.76352      8.80583
      244            5.75238     5.79437            8.75238      8.79437
      245            5.73971     5.78335            8.73971      8.78335
      246            5.73033     5.77393            8.73033      8.77393
      247            5.71986     5.76372            8.71986      8.76372
      248            5.70988     5.75430            8.70988      8.75430
      249            5.69920     5.74358            8.69920      8.74358
      250            5.69019     5.73428            8.69019      8.73428
      251            5.67841     5.72336            8.67841      8.72336
      252            5.66955     5.71417            8.66955      8.71417
      253            5.66086     5.70549            8.66086      8.70549
      254            5.65031     5.69612            8.65031      8.69612
      255            5.64232     5.68783            8.64232      8.68783
      256            5.63336     5.67886            8.63336      8.67886
      257            5.62370     5.67072            8.62370      8.67072
      258            5.61687     5.66391            8.61687      8.66391
      259            5.60882     5.65556            8.60882      8.65556
      260            5.59949     5.64717            8.59949      8.64717
      261            5.59236     5.64037            8.59236      8.64037
      262            5.58549     5.63416            8.58549      8.63416
      263            5.57708     5.62577            8.57708      8.62577
      264            5.56999     5.61836            8.56999      8.61836
      265            5.56341     5.61213            8.56341      8.61213
      266            5.55616     5.60557            8.55616      8.60557
      267            5.55062     5.59941            8.55062      8.59941
      268            5.54241     5.59187            8.54241      8.59187
      269            5.53618     5.58699            8.53618      8.58699
      270            5.53165     5.58284            8.53165      8.58284
      271            5.52574     5.57766            8.52574      8.57766
      272            5.51970     5.57166            8.51970      8.57166
      273            5.51438     5.56672            8.51438      8.56672
      274            5.50959     5.56268            8.50959      8.56268
      275            5.50450     5.55765            8.50450      8.55765
      276            5.49996     5.55246            8.49996      8.55246
      277            5.49411     5.54806            8.49411      8.54806
      278            5.49027     5.54427            8.49027      8.54427
      279            5.48684     5.54091            8.48684      8.54091
      280            5.48194     5.53679            8.48194      8.53679
      281            5.47786     5.53348            8.47786      8.53348
      282            5.47551     5.53197            8.47551      8.53197
      283            5.47087     5.52736            8.47087      8.52736
      284            5.46856     5.52550            8.46856      8.52550
      285            5.46551     5.52330            8.46551      8.52330
      286            5.46231     5.52015            8.46231      8.52015
      287            5.46088     5.51844            8.46088      8.51844
      288            5.45643     5.51440            8.45643      8.51440
      289            5.45556     5.51400            8.45556      8.51400
      290            5.45392     5.51206            8.45392      8.51206
      291            5.45091     5.51109            8.45091      8.51109
      292            5.45018     5.50963            8.45018      8.50963
      293            5.44761     5.50872            8.44761      8.50872
      294            5.44770     5.50972            8.44770      8.50972
      295            5.44630     5.50783            8.44630      8.50783
      296            5.44672     5.50611            8.44672      8.50611
      297            5.44409     5.50198            8.44409      8.50198
      298            5.44495     5.49871            8.44495      8.49871
      299            5.44518     5.49391            8.44518      8.49391
      300            5.44049     5.48595            8.44049      8.48595
      301            5.43428     5.47936            8.43428      8.47936
      302            5.42717     5.47215            8.42717      8.47215
      303            5.41992     5.46571            8.41992      8.46571
      304            5.41421     5.45902            8.41421      8.45902
      305            5.40563     5.45154            8.40563      8.45154
      306            5.40004     5.44679            8.40004      8.44679
      307            5.39438     5.44135            8.39438      8.44135
      308            5.38895     5.43648            8.38895      8.43648
      309            5.38175     5.42919            8.38175      8.42919
      310            5.37681     5.42449            8.37681      8.42449
      311            5.37102     5.41926            8.37102      8.41926
      312            5.36507     5.41291            8.36507      8.41291
      313            5.36068     5.40783            8.36068      8.40783
      314            5.35343     5.40145            8.35343      8.40145
      315            5.34968     5.39795            8.34968      8.39795
      316            5.34494     5.39283            8.34494      8.39283
      317            5.33861     5.38837            8.33861      8.38837
      318            5.33495     5.38464            8.33495      8.38464
      319            5.33048     5.38044            8.33048      8.38044
      320            5.32648     5.37705            8.32648      8.37705
      321            5.32183     5.37233            8.32183      8.37233
      322            5.31876     5.36890            8.31876      8.36890
      323            5.31317     5.36424            8.31317      8.36424
      324            5.30987     5.36088            8.30987      8.36088
      325            5.30692     5.35789            8.30692      8.35789
      326            5.30222     5.35415            8.30222      8.35415
      327            5.29968     5.35156            8.29968      8.35156
      328            5.29639     5.34823            8.29639      8.34823
      329            5.29257     5.34539            8.29257      8.34539
      330            5.29044     5.34358            8.29044      8.34358
      331            5.28759     5.34140            8.28759      8.34140
      332            5.28455     5.33830            8.28455      8.33830
      333            5.28207     5.33613            8.28207      8.33613
      334            5.28009     5.33484            8.28009      8.33484
      335            5.27783     5.33254            8.27783      8.33254
      336            5.27607     5.32966            8.27607      8.32966
      337            5.27298     5.32834            8.27298      8.32834
      338            5.27164     5.32659            8.27164      8.32659
      339            5.27074     5.32566            8.27074      8.32566
      340            5.26845     5.32444            8.26845      8.32444
      341            5.26639     5.32307            8.26639      8.32307
      342            5.26710     5.32341            8.26710      8.32341
      343            5.26411     5.32187            8.26411      8.32187
      344            5.26437     5.32211            8.26437      8.32211
      345            5.26395     5.32128            8.26395      8.32128
      346            5.26216     5.32061            8.26216      8.32061
      347            5.26245     5.32126            8.26245      8.32126
      348            5.26210     5.32010            8.26210      8.32010
      349            5.26152     5.32066            8.26152      8.32066
      350            5.26147     5.32057            8.26147      8.32057
      351            5.26194     5.32142            8.26194      8.32142
      352            5.26218     5.32204            8.26218      8.32204
      353            5.26139     5.32241            8.26139      8.32241
      354            5.26344     5.32527            8.26344      8.32527
      355            5.26295     5.32431            8.26295      8.32431
      356            5.26452     5.32481            8.26452      8.32481
      357            5.26548     5.32401            8.26548      8.32401
      358            5.26620     5.32130            8.26620      8.32130
      359            5.26864     5.31881            8.26864      8.31881
      360            5.26537     5.31314            8.26537      8.31314
      361            5.26223     5.31029            8.26223      8.31029


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 04-NC2 A2A
Assume libor = 5%
deal run at 5CPR, to maturity
No basis risk shortfall payback from excess spread.
Basis risk shortfall payback from Cap agreement, if available

Period          Date         Net WAC      Balance


0             28-Oct-04                66,856,000.00
1             25-Nov-04       6.41     66,029,648.09
2             25-Dec-04       6.63     65,206,459.58
3             25-Jan-05       6.41     64,386,599.75
4             25-Feb-05       6.41     63,570,054.05
5             25-Mar-05       7.10     62,756,808.01
6             25-Apr-05       6.41     61,946,847.23
7             25-May-05       6.63     61,140,157.35
8             25-Jun-05       6.41     60,336,724.07
9             25-Jul-05       6.63     59,536,533.17
10            25-Aug-05       6.41     58,739,570.48
11            25-Sep-05       6.41     57,945,821.88
12            25-Oct-05       6.63     57,155,273.33
13            25-Nov-05       6.41     56,367,910.83
14            25-Dec-05       6.63     55,583,720.44
15            25-Jan-06       6.41     54,802,688.31
16            25-Feb-06       6.41     54,024,800.59
17            25-Mar-06       7.10     53,250,043.55
18            25-Apr-06       6.41     52,478,403.48
19            25-May-06       6.63     51,709,866.74
20            25-Jun-06       6.41     50,944,419.74
21            25-Jul-06       6.63     50,182,048.96
22            25-Aug-06       6.58     49,400,123.36
23            25-Sep-06       7.35     48,629,027.78
24            25-Oct-06       7.60     47,860,934.64
25            25-Nov-06       7.35     47,095,830.38
26            25-Dec-06       7.60     46,333,701.50
27            25-Jan-07       7.35     45,574,534.58
28            25-Feb-07       7.55     44,823,966.55
29            25-Mar-07       9.12     44,087,279.96
30            25-Apr-07       8.24     43,353,428.21
31            25-May-07       8.52     42,622,398.16
32            25-Jun-07       8.24     41,894,176.71
33            25-Jul-07       8.52     41,168,750.82
34            25-Aug-07       8.42     40,449,148.22
35            25-Sep-07       8.58     39,733,372.56
36            25-Oct-07       8.87     39,020,330.02
37            25-Nov-07       8.58     38,310,007.75
38            25-Dec-07       8.87     37,602,392.95
39            25-Jan-08       8.58     36,897,472.87
40            25-Feb-08       8.59     36,195,374.46
41            25-Mar-08       9.23     35,496,804.08
42            25-Apr-08       8.64     34,800,884.97
43            25-May-08       8.93     34,107,604.57
44            25-Jun-08       8.64     33,416,950.39
45            25-Jul-08       8.93     32,728,909.97
46            25-Aug-08       8.65     32,043,537.03
47            25-Sep-08       8.66     31,361,015.59
48            25-Oct-08       8.95     30,681,069.15
49            25-Nov-08       8.66     30,003,685.42
50            25-Dec-08       8.95     29,328,852.20
51            25-Jan-09       8.66     28,656,557.32
52            25-Feb-09       8.66     27,986,788.64
53            25-Mar-09       9.59     27,319,534.10
54            25-Apr-09       8.66     26,654,781.66
55            25-May-09       8.95     25,992,519.35
56            25-Jun-09       8.67     25,332,735.20
57            25-Jul-09       8.95     24,675,417.35
58            25-Aug-09       8.67     24,020,553.92
59            25-Sep-09       8.67     23,368,133.13
60            25-Oct-09       8.96     22,718,143.20
61            25-Nov-09       8.67     22,070,572.43
62            25-Dec-09       8.96     21,425,409.14
63            25-Jan-10       8.67     20,782,641.71
64            25-Feb-10       8.67     20,142,258.55
65            25-Mar-10       9.60     19,504,248.13
66            25-Apr-10       8.67     18,868,598.95
67            25-May-10       8.96     18,235,299.55
68            25-Jun-10       8.67     17,604,338.53
69            25-Jul-10       8.96     16,975,704.51
70            25-Aug-10       8.67     16,349,386.19
71            25-Sep-10       8.67     15,725,372.26
72            25-Oct-10       8.96     15,103,651.50
73            25-Nov-10       8.67     14,484,212.71
74            25-Dec-10       8.96     13,867,044.72
75            25-Jan-11       8.68     13,252,136.43
76            25-Feb-11       8.68     12,639,476.76
77            25-Mar-11       9.61     12,029,054.68
78            25-Apr-11       8.68     11,420,859.20
79            25-May-11       8.97     10,814,879.37
80            25-Jun-11       8.68     10,211,104.28
81            25-Jul-11       8.97      9,609,523.06
82            25-Aug-11       8.68      9,010,124.88
83            25-Sep-11       8.68      8,412,898.95
84            25-Oct-11       8.97      7,817,834.53
85            25-Nov-11       8.68      7,224,920.90
86            25-Dec-11       8.97      6,634,147.39
87            25-Jan-12       8.68      6,045,503.37
88            25-Feb-12       8.68      5,458,978.25
89            25-Mar-12       9.28      4,874,561.47
90            25-Apr-12       8.68      4,292,242.52
91            25-May-12       8.97      3,712,010.93
92            25-Jun-12       8.69      3,133,856.25
93            25-Jul-12       8.98      2,557,768.09
94            25-Aug-12       8.69      1,983,736.08
95            25-Sep-12       8.69      1,411,749.90
96            25-Oct-12       8.98        841,799.25
97            25-Nov-12       8.69        273,873.90
98            25-Dec-12       8.98                --


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 04-NC2 A2A
Assume libor = 6%
deal run at 5CPR, to maturity
No basis risk shortfall payback from excess spread.
Basis risk shortfall payback from Cap agreement, if available

Period          Date        Net WAC       Balance


0             25-Oct-04                66,856,000.00
1             25-Nov-04       6.41     66,029,648.09
2             25-Dec-04       6.63     65,206,459.58
3             25-Jan-05       6.41     64,386,599.75
4             25-Feb-05       6.41     63,570,054.05
5             25-Mar-05       7.10     62,756,808.01
6             25-Apr-05       6.41     61,946,847.23
7             25-May-05       6.63     61,140,157.35
8             25-Jun-05       6.41     60,336,724.07
9             25-Jul-05       6.63     59,536,533.17
10            25-Aug-05       6.41     58,739,570.48
11            25-Sep-05       6.41     57,945,821.88
12            25-Oct-05       6.63     57,155,273.33
13            25-Nov-05       6.41     56,367,910.83
14            25-Dec-05       6.63     55,583,720.44
15            25-Jan-06       6.41     54,802,688.31
16            25-Feb-06       6.41     54,024,800.59
17            25-Mar-06       7.10     53,250,043.55
18            25-Apr-06       6.41     52,478,403.48
19            25-May-06       6.63     51,709,866.74
20            25-Jun-06       6.41     50,944,419.74
21            25-Jul-06       6.63     50,182,048.96
22            25-Aug-06       6.62     49,400,123.36
23            25-Sep-06       7.35     48,629,027.78
24            25-Oct-06       7.60     47,860,934.64
25            25-Nov-06       7.35     47,095,830.38
26            25-Dec-06       7.60     46,333,701.50
27            25-Jan-07       7.35     45,574,534.58
28            25-Feb-07       7.58     44,823,986.79
29            25-Mar-07       9.18     44,088,080.32
30            25-Apr-07       8.29     43,355,005.71
31            25-May-07       8.57     42,624,749.81
32            25-Jun-07       8.29     41,897,299.53
33            25-Jul-07       8.57     41,172,641.82
34            25-Aug-07       8.54     40,455,386.07
35            25-Sep-07       9.13     39,747,318.35
36            25-Oct-07       9.43     39,041,954.82
37            25-Nov-07       9.13     38,339,282.62
38            25-Dec-07       9.44     37,639,288.90
39            25-Jan-08       9.13     36,941,960.91
40            25-Feb-08       9.22     36,248,510.74
41            25-Mar-08       9.92     35,558,725.32
42            25-Apr-08       9.28     34,871,557.46
43            25-May-08       9.59     34,186,994.58
44            25-Jun-08       9.28     33,505,024.15
45            25-Jul-08       9.59     32,825,633.68
46            25-Aug-08       9.29     32,148,899.91
47            25-Sep-08       9.32     31,475,252.34
48            25-Oct-08       9.63     30,804,144.73
49            25-Nov-08       9.32     30,135,564.77
50            25-Dec-08       9.64     29,469,500.21
51            25-Jan-09       9.33     28,805,938.82
52            25-Feb-09       9.33     28,144,901.70
53            25-Mar-09      10.34     27,486,479.52
54            25-Apr-09       9.34     26,830,523.42
55            25-May-09       9.65     26,177,021.38
56            25-Jun-09       9.34     25,525,961.38
57            25-Jul-09       9.65     24,877,331.48
58            25-Aug-09       9.34     24,231,119.77
59            25-Sep-09       9.34     23,587,314.38
60            25-Oct-09       9.66     22,945,903.47
61            25-Nov-09       9.34     22,306,875.28
62            25-Dec-09       9.66     21,670,218.07
63            25-Jan-10       9.35     21,035,920.12
64            25-Feb-10       9.35     20,403,969.80
65            25-Mar-10      10.35     19,774,355.48
66            25-Apr-10       9.35     19,147,065.59
67            25-May-10       9.66     18,522,088.60
68            25-Jun-10       9.35     17,899,413.02
69            25-Jul-10       9.66     17,279,027.41
70            25-Aug-10       9.35     16,660,920.34
71            25-Sep-10       9.35     16,045,080.47
72            25-Oct-10       9.66     15,431,496.44
73            25-Nov-10       9.35     14,820,156.99
74            25-Dec-10       9.67     14,211,050.86
75            25-Jan-11       9.36     13,604,166.84
76            25-Feb-11       9.36     12,999,493.77
77            25-Mar-11      10.36     12,397,020.50
78            25-Apr-11       9.36     11,796,735.96
79            25-May-11       9.67     11,198,629.09
80            25-Jun-11       9.36     10,602,688.87
81            25-Jul-11       9.67     10,008,904.33
82            25-Aug-11       9.36      9,417,264.53
83            25-Sep-11       9.36      8,827,758.57
84            25-Oct-11       9.68      8,240,375.59
85            25-Nov-11       9.36      7,655,104.77
86            25-Dec-11       9.68      7,071,935.31
87            25-Jan-12       9.37      6,490,856.47
88            25-Feb-12       9.37      5,911,857.54
89            25-Mar-12      10.01      5,334,927.83
90            25-Apr-12       9.37      4,760,056.71
91            25-May-12       9.68      4,187,233.57
92            25-Jun-12       9.37      3,616,447.84
93            25-Jul-12       9.68      3,047,689.00
94            25-Aug-12       9.37      2,480,946.54
95            25-Sep-12       9.37      1,916,210.00
96            25-Oct-12       9.69      1,353,468.96
97            25-Nov-12       9.37        792,713.03
98            25-Dec-12       9.69        233,931.84
99            25-Jan-13       9.38                --


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 04-NC2 A2A
Assume libor = 7%
deal run at 5CPR, to maturity
No basis risk shortfall payback from excess spread.
Basis risk shortfall payback from Cap agreement, if available

Period          Date        Net WAC      Balance


0             25-Oct-04               66,856,000.00
1             25-Nov-04      6.46     66,029,648.09
2             25-Dec-04      7.17     65,206,459.58
3             25-Jan-05      7.16     64,386,599.75
4             25-Feb-05      7.15     63,570,054.05
5             25-Mar-05      7.14     62,756,808.01
6             25-Apr-05      7.13     61,946,847.23
7             25-May-05      7.12     61,140,157.35
8             25-Jun-05      7.09     60,336,724.07
9             25-Jul-05      7.09     59,536,533.17
10            25-Aug-05      7.05     58,739,570.48
11            25-Sep-05      7.03     57,945,821.88
12            25-Oct-05      7.04     57,155,273.33
13            25-Nov-05      6.98     56,367,910.83
14            25-Dec-05      7.00     55,583,720.44
15            25-Jan-06      6.94     54,802,688.31
16            25-Feb-06      6.92     54,024,800.59
17            25-Mar-06      7.10     53,250,043.55
18            25-Apr-06      6.88     52,478,403.48
19            25-May-06      6.92     51,709,866.74
20            25-Jun-06      6.84     50,944,419.74
21            25-Jul-06      6.89     50,182,048.96
22            25-Aug-06      6.87     49,400,123.36
23            25-Sep-06      7.35     48,629,027.78
24            25-Oct-06      7.60     47,860,934.64
25            25-Nov-06      7.35     47,095,830.38
26            25-Dec-06      7.60     46,333,701.50
27            25-Jan-07      7.35     45,574,534.58
28            25-Feb-07      7.58     44,823,986.79
29            25-Mar-07      9.18     44,088,080.45
30            25-Apr-07      8.29     43,355,005.97
31            25-May-07      8.57     42,624,750.21
32            25-Jun-07      8.29     41,897,300.06
33            25-Jul-07      8.57     41,172,642.48
34            25-Aug-07      8.54     40,455,415.18
35            25-Sep-07      9.29     39,749,329.71
36            25-Oct-07      9.61     39,045,942.69
37            25-Nov-07      9.30     38,345,241.24
38            25-Dec-07      9.61     37,647,212.52
39            25-Jan-08      9.30     36,951,843.75
40            25-Feb-08      9.55     36,262,564.98
41            25-Mar-08     10.59     35,580,242.45
42            25-Apr-08      9.91     34,900,515.77
43            25-May-08     10.24     34,223,372.31
44            25-Jun-08      9.91     33,548,799.51
45            25-Jul-08     10.24     32,876,784.83
46            25-Aug-08      9.92     32,207,446.23
47            25-Sep-08      9.97     31,541,384.92
48            25-Oct-08     10.31     30,877,840.86
49            25-Nov-08      9.98     30,216,801.69
50            25-Dec-08     10.31     29,558,255.10
51            25-Jan-09      9.98     28,902,188.81
52            25-Feb-09      9.98     28,248,650.61
53            25-Mar-09     11.08     27,597,862.50
54            25-Apr-09     10.01     26,949,516.87
55            25-May-09     10.34     26,303,601.62
56            25-Jun-09     10.01     25,660,104.70
57            25-Jul-09     10.35     25,019,014.09
58            25-Aug-09     10.01     24,380,327.82
59            25-Sep-09     10.02     23,744,075.19
60            25-Oct-09     10.35     23,110,192.87
61            25-Nov-09     10.02     22,478,669.02
62            25-Dec-09     10.36     21,849,491.81
63            25-Jan-10     10.02     21,222,649.47
64            25-Feb-10     10.02     20,598,130.28
65            25-Mar-10     11.10     19,975,922.53
66            25-Apr-10     10.03     19,356,014.58
67            25-May-10     10.36     18,738,394.81
68            25-Jun-10     10.03     18,123,051.64
69            25-Jul-10     10.36     17,509,973.54
70            25-Aug-10     10.03     16,899,149.01
71            25-Sep-10     10.03     16,290,566.59
72            25-Oct-10     10.37     15,684,214.86
73            25-Nov-10     10.03     15,080,082.44
74            25-Dec-10     10.37     14,478,157.97
75            25-Jan-11     10.04     13,878,430.15
76            25-Feb-11     10.04     13,280,887.72
77            25-Mar-11     11.11     12,685,519.42
78            25-Apr-11     10.04     12,092,314.08
79            25-May-11     10.38     11,501,260.52
80            25-Jun-11     10.04     10,912,347.63
81            25-Jul-11     10.38     10,325,564.31
82            25-Aug-11     10.04      9,740,899.51
83            25-Sep-11     10.05      9,158,342.21
84            25-Oct-11     10.38      8,577,881.44
85            25-Nov-11     10.05      7,999,506.24
86            25-Dec-11     10.38      7,423,205.71
87            25-Jan-12     10.05      6,848,968.96
88            25-Feb-12     10.05      6,276,785.16
89            25-Mar-12     10.75      5,706,643.50
90            25-Apr-12     10.05      5,138,533.20
91            25-May-12     10.39      4,572,443.53
92            25-Jun-12     10.06      4,008,363.78
93            25-Jul-12     10.39      3,446,283.27
94            25-Aug-12     10.06      2,886,191.37
95            25-Sep-12     10.06      2,328,077.46
96            25-Oct-12     10.40      1,771,930.99
97            25-Nov-12     10.06      1,217,741.40
98            25-Dec-12     10.40        665,498.19
99            25-Jan-13     10.06        115,190.88
100           25-Feb-13     10.07                --


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 04-NC2 A2A
Assume libor = 8%
deal run at 5CPR, to maturity
No basis risk shortfall payback from excess spread.
Basis risk shortfall payback from Cap agreement, if available

Period           Date       Net WAC      Balance


0             25-Oct-04               66,856,000.00
1             25-Nov-04      7.37     66,029,648.09
2             25-Dec-04      8.16     65,206,459.58
3             25-Jan-05      8.15     64,386,599.75
4             25-Feb-05      8.13     63,570,054.05
5             25-Mar-05      8.11     62,756,808.01
6             25-Apr-05      8.08     61,946,847.23
7             25-May-05      8.05     61,140,157.35
8             25-Jun-05      8.01     60,336,724.07
9             25-Jul-05      7.99     59,536,533.17
10            25-Aug-05      7.93     58,739,570.48
11            25-Sep-05      7.88     57,945,821.88
12            25-Oct-05      7.86     57,155,273.33
13            25-Nov-05      7.79     56,367,910.83
14            25-Dec-05      7.79     55,583,720.44
15            25-Jan-06      7.70     54,802,688.31
16            25-Feb-06      7.66     54,024,800.59
17            25-Mar-06      7.79     53,250,043.55
18            25-Apr-06      7.58     52,478,403.48
19            25-May-06      7.60     51,709,866.74
20            25-Jun-06      7.50     50,944,419.74
21            25-Jul-06      7.53     50,182,048.96
22            25-Aug-06      7.49     49,400,123.36
23            25-Sep-06      7.74     48,629,027.78
24            25-Oct-06      7.81     47,860,934.64
25            25-Nov-06      7.70     47,095,830.38
26            25-Dec-06      7.79     46,333,701.50
27            25-Jan-07      7.67     45,574,534.58
28            25-Feb-07      7.75     44,823,986.79
29            25-Mar-07      9.18     44,088,080.45
30            25-Apr-07      8.29     43,355,005.97
31            25-May-07      8.57     42,624,750.21
32            25-Jun-07      8.29     41,897,300.06
33            25-Jul-07      8.57     41,172,642.48
34            25-Aug-07      8.54     40,455,419.59
35            25-Sep-07      9.30     39,749,382.34
36            25-Oct-07      9.61     39,046,043.44
37            25-Nov-07      9.30     38,345,390.00
38            25-Dec-07      9.61     37,647,409.20
39            25-Jan-08      9.30     36,952,088.26
40            25-Feb-08      9.56     36,263,040.38
41            25-Mar-08     10.97     35,584,272.37
42            25-Apr-08     10.26     34,908,092.90
43            25-May-08     10.60     34,234,489.35
44            25-Jun-08     10.26     33,563,449.11
45            25-Jul-08     10.61     32,894,959.64
46            25-Aug-08     10.44     32,230,872.78
47            25-Sep-08     10.61     31,571,138.56
48            25-Oct-08     10.96     30,913,908.38
49            25-Nov-08     10.61     30,259,169.86
50            25-Dec-08     10.96     29,606,910.65
51            25-Jan-09     10.61     28,957,118.44
52            25-Feb-09     10.62     28,309,867.99
53            25-Mar-09     11.81     27,665,595.17
54            25-Apr-09     10.67     27,023,750.83
55            25-May-09     11.03     26,384,322.82
56            25-Jun-09     10.67     25,747,299.04
57            25-Jul-09     11.03     25,112,667.40
58            25-Aug-09     10.68     24,480,448.87
59            25-Sep-09     10.69     23,850,719.97
60            25-Oct-09     11.05     23,223,346.82
61            25-Nov-09     10.69     22,598,317.51
62            25-Dec-09     11.05     21,975,620.15
63            25-Jan-10     10.70     21,355,242.91
64            25-Feb-10     10.70     20,737,174.00
65            25-Mar-10     11.84     20,121,401.64
66            25-Apr-10     10.70     19,507,914.11
67            25-May-10     11.06     18,896,699.74
68            25-Jun-10     10.70     18,287,746.86
69            25-Jul-10     11.06     17,681,043.86
70            25-Aug-10     10.71     17,076,579.17
71            25-Sep-10     10.71     16,474,341.25
72            25-Oct-10     11.06     15,874,318.59
73            25-Nov-10     10.71     15,276,499.72
74            25-Dec-10     11.07     14,680,873.21
75            25-Jan-11     10.71     14,087,427.67
76            25-Feb-11     10.71     13,496,151.72
77            25-Mar-11     11.86     12,907,034.05
78            25-Apr-11     10.72     12,320,063.36
79            25-May-11     11.08     11,735,228.38
80            25-Jun-11     10.72     11,152,517.90
81            25-Jul-11     11.08     10,571,920.73
82            25-Aug-11     10.72      9,993,425.70
83            25-Sep-11     10.72      9,417,021.69
84            25-Oct-11     11.08      8,842,697.62
85            25-Nov-11     10.73      8,270,442.42
86            25-Dec-11     11.09      7,700,245.07
87            25-Jan-12     10.73      7,132,094.58
88            25-Feb-12     10.73      6,565,979.98
89            25-Mar-12     11.47      6,001,890.35
90            25-Apr-12     10.73      5,439,814.78
91            25-May-12     11.09      4,879,742.43
92            25-Jun-12     10.74      4,321,662.44
93            25-Jul-12     11.10      3,765,564.02
94            25-Aug-12     10.74      3,211,436.39
95            25-Sep-12     10.74      2,659,268.81
96            25-Oct-12     11.10      2,109,050.58
97            25-Nov-12     10.75      1,560,771.00
98            25-Dec-12     11.11      1,014,419.44
99            25-Jan-13     10.75        469,985.25
100           25-Feb-13     10.75                --


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

                                  $492,461,000
                                  (Approximate)
                                 GSAMP 2004-NC2
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates
------------------------------------

                 Approximate                      Expected                           Estimated     Principal
                   Principal       Primary          Credit    Initial Pass-Through   Avg. Life      Payment      S&P/Fitch
Certificates   Balance(1)(4)   Collateral Group    Support          Rate(5)          (yrs)(2)    Window(2)(3)     Ratings
----------------------------------------------------------------------------------------------------------------------------
A-1A            $262,786,500       Group I           16.40%      LIBOR + [__]%            2.72   11/04 - 03/12    AAA/AAA
A-1B             $29,198,500       Group I           16.40%      LIBOR + [__]%            2.72   11/04 - 03/12    AAA/AAA
A-2A             $66,856,000       Group II          16.40%      LIBOR + [__]%            1.00   11/04 - 09/06    AAA/AAA
A-2B             $48,928,000       Group II          16.40%      LIBOR + [__]%            3.00   09/06 - 09/09    AAA/AAA
A-2C             $25,596,000       Group II          16.40%      LIBOR + [__]%            6.64   09/09 - 03/12    AAA/AAA
M-1              $37,842,000    Group I and II        9.10%      LIBOR + [__]%            5.03   12/07 - 03/12     AA/AA
M-2              $13,478,000    Group I and II        6.50%      LIBOR + [__]%            5.01   12/07 - 03/12      A/A
M-3               $7,776,000    Group I and II        5.00%      LIBOR + [__]%            5.00   11/07 - 03/12     A-/A-
Total           $492,461,000

Not Offered Certificates
------------------------

B-1                      N/A    Group I and II         N/A            N/A               N/A           N/A           N/A
B-2                      N/A    Group I and II         N/A            N/A               N/A           N/A           N/A
B-3                      N/A    Group I and II         N/A            N/A               N/A           N/A           N/A


  (1) The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled 1 month at 10 CPR.
  (2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.
  (3) The Last Scheduled Distribution Date for the Certificates is the Distribution Date in October 2034.
  (4) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.
  (5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.

Selected Mortgage Pool Data (6)
-------------------------------

                                                                   Adjustable Rate           Fixed Rate              Aggregate
--------------------------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance:                                        $364,137,052           $159,187,593            $523,324,645
Number of Mortgage Loans:                                                  1,944                  1,066                   3,010
Average Scheduled Principal Balance:                                    $187,313               $149,332                $173,862
Weighted Average Gross Coupon:                                            7.167%                 7.144%                  7.160%
Weighted Average Net Coupon: (7)                                          6.662%                 6.639%                  6.655%
Weighted Average Original FICO Score:                                        609                    643                     619
Weighted Average Original LTV Ratio:                                      82.27%                 69.71%                  78.45%
Weighted Average Combined Original LTV Ratio: (8)                         82.27%                 75.10%                  80.09%
Weighted Average Stated Remaining Term (months):                             359                    337                     352
Weighted Average Seasoning(months):                                            1                      1                       1
Weighted Average Months to Roll:                                              23                    N/A                      23
Weighted Average Gross Margin: (9)                                         5.53%                    N/A                   5.53%
Weighted Average Initial Rate Cap: (9)                                     1.50%                    N/A                   1.50%
Weighted Average Periodic Rate Cap: (9)                                    1.50%                    N/A                   1.50%
Weighted Average Gross Maximum Lifetime Rate: (9)                         14.16%                    N/A                  14.16%

  (6) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
  (7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing and trustee fees.
  (8) Calculated using LTV with respect to 1st lien loans and Combined LTV with respect to 2nd lien loans.
  (9) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of sub-prime fixed rate and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated or acquired by New Century Mortgage Corporation ("New Century").
o Credit support for the Certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 2.25%, and excess spread.
o This transaction will contain three one-month LIBOR interest rate corridor agreements (the "A-1 Interest Rate Corridor", the "A-2 Interest Rate Corridor" and the "M Interest Rate Corridor"). The A-1 Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts pro rata by principal balance on the Class A-1A and A-1B Certificates. The A-2 Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts pro rata by principal balance on the A-2A, A-2B, and A-2C Certificates. The M Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts pro rata by principal balance to the M-1, M-2 and M-3 Certificates. (See Appendix A for interest rate corridor details.)
o     The Mortgage Loans will be serviced by Litton Loan Servicing, LP
      ("Litton").
o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.
o The transaction will be modeled on INTEX as "GSA04NC2" and on Bloomberg as "GSAMP 04-NC2".
o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:       October 28, 2004

Cut-off Date:                October 1, 2004

Statistical Calculation
Date:                        September 1, 2004

Expected Pricing Date:       On or before September 27, 2004

First Distribution Date:     November 25, 2004


Key Terms
---------

Offered Certificates:         Class A and Class M Certificates

Class A-1 Certificates:       Class A-1A and Class A-1B Certificates

Class A-2 Certificates:       Class A-2A, Class A-2B and Class A-2C Certificates

Class A Certificates:         Class A-1 Certificates and Class A-2 Certificates

Class M Certificates:         Class M-1, Class M-2, and Class M-3 Certificates

Class B Certificates:         Class B-1, Class B-2, and Class B-3 Certificates

LIBOR Certificates:           Offered Certificates and Class B Certificates

Depositor:                    GS Mortgage Securities Corp.

Lead Manager:                 Goldman, Sachs & Co.

Servicer:                     Litton Loan Servicing, LP

Trustee:                      Deutsche Bank National Trust Company

Servicing Fee:                50 bps

Trustee Fee:                  0.5 bps


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution Date:            25th day of the month or the following Business
                              Day

Record Date:                  For any Distribution Date, the last Business Day
                              of the accrual period

Delay Days:                   0 day delay on all Certificates

Prepayment Period:            The calendar month prior to the Distribution Date

Due Period:                   The period commencing on the second day of the
                              calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution
                              Date occurs.

Day Count:                    Actual/360 basis

Interest Accrual Period:      The prior Distribution Date to the day prior to
                              the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

Pricing Prepayment
Assumption:                   Adjustable rate mortgage loans: CPR starting at 5%
                              CPR in the first month of the mortgage loan (i.e.
                              loan age) and increasing to 28% CPR in month 12
                              (an approximate 2.091% increase per month), and remaining at 28% CPR thereafter. Fixed rate mortgage loans: CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter.

Group I Mortgage Loans:       Approximately $352,613,346 of Mortgage Loans with
                              original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae and Freddie Mac

Group II Mortgage Loans:      Approximately $170,711,299 of Mortgage Loans with
                              original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac

Mortgage Loans:               The Trust will consist of sub-prime, fixed rate
                              and adjustable rate, first lien and second lien residential mortgage loans.

Excess Spread:                The initial weighted average net coupon of the
                              mortgage pool will be greater than the interest payments on the LIBOR Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical Calculation Date rolled one month at 10 CPR:

                              Initial Gross WAC (1):                                           7.1598%

                                 Less Fees & Expenses (2):                                     0.5050%
                                                                                         ___________________
                              Net WAC (1):                                                     6.6548%

                                 Less Initial LIBOR Certificate Coupon (Approx.)(1)(3):        2.2428%
                                                                                         ___________________
                              Initial Excess Spread (1):                                       4.4120%

                                  (1)  This amount will vary on each
                                       distribution date based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count.
                                  (2)  Includes the Servicing Fee and Trustee
                                       Fee.
                                  (3)  Assumes 1-month LIBOR equal to 1.8325%,
                                       initial marketing spreads and a 30-day
                                       month. This amount will vary on each
                                       distribution date based on changes to the weighted average Pass-Through Rates on the LIBOR Certificates as well as any changes in day count.

Servicer Advancing:           Yes as to principal and interest, subject to
                              recoverability

Compensating Interest:        The Servicer shall provide Compensating Interest
                              equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage
                              Loans for the related Distribution Date resulting from voluntary Principal Prepayments on the Mortgage Loans during the related Prepayment
                              Period and (B) one-half its aggregate Servicing
                              Fee received for the related Distribution Date.

Optional Clean-up Call:       The transaction has a 10% optional clean-up call.

Rating Agencies:              Standard & Poor's Ratings Group and Fitch, Inc.
                              will rate all the Offered Certificates

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Minimum Denomination:         $25,000 with regard to Class A Certificates, and
                              $250,000 with regard to the Class M and B
                              Certificates.

Legal Investment:             It is anticipated that no Offered Certificates
                              will be SMMEA eligible.

ERISA Eligible:               Underwriter's exemption is expected to apply to
                              all Offered Certificates. However, prospective purchasers should consult their own counsel.

Tax Treatment:                All Offered Certificates represent REMIC regular
                              interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction; which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract.

Prospectus:                   The Offered Certificates will be offered pursuant
                              to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                              Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                              PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates
-----------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one month LIBOR plus a margin that will step up after the Optional Clean-Up Call date, subject to the WAC Cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass Through-Rate attributable to the WAC Cap will be carried forward with interest at the applicable Pass Through-Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 2.25% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Class Certificate Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the aggregate Class Certificate Balances of the Class A Certificates have been reduced to zero and
(B) the later to occur of:

(x) the Distribution Date occurring in November 2007; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 32.80%.

     Class       Initial Subordination Percentage      Step-Down Date Percentage
     -----       --------------------------------      -------------------------
       A                      16.40%                             32.80%
      M-1                     9.10%                              18.20%
      M-2                     6.50%                              13.00%
      M-3                     5.00%                              10.00%
      B-1                     4.15%                              8.30%
      B-2                     3.15%                              6.30%
      B-3                     2.25%                              4.50%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 45% of the prior period's Senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) or (ii) during such period, aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

      Distribution Dates                                 Cumulative Realized Loss Percentage
      ------------------                                 -----------------------------------
 November 2007 - October 2008       3.250% for the first month, plus an additional 1/12th of 1.750% for each month thereafter (e.g., approximately [3.396]% in December 2007)
 November 2008 - October 2009       5.000% for the first month, plus an additional 1/12th of 1.250% for each month thereafter (e.g., approximately 5.104% in December 2008)
 November 2009 - October 2010       6.250% for the first month, plus an additional 1/12th of 1.000% for each month thereafter (e.g., approximately 6.333% in December 2009)
 November 2010 and thereafter                                           7.250%

Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the Optional Clean-Up Call date is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1A Pass-Through Rate. The Class A-1A Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and (iii) the WAC Cap.

Class A-1B Pass-Through Rate. The Class A-1B Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the servicing and trustee fee rates (calculated on an actual/360 day count basis).

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees and trustee fees in respect of such Mortgage Loan.

Loan Group I Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and the Trustee Fee Rate (calculated on an actual/360 day basis).

Loan Group II Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and the Trustee Fee Rate (calculated on an actual/360 day basis).

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, the supplemental interest amount for each class will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of Certificates at such Certificates' applicable Pass-Through Rate (without regard to the Loan Group I Cap, the Loan Group II Cap, or the WAC Cap) over interest due on such class of Certificates at a rate equal to their capped Pass-Through Rate, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such Certificates' applicable Pass-Through Rate (without regard to the Loan Group I Cap, Loan Group II Cap or the WAC Cap). In the event any class of certificates is no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Interest Distributions on the LIBOR Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

(i)           Concurrently,

            (a) from the Interest Remittance Amounts related to the Group I Mortgage Loans, to the Class A-1A and Class A-1B Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest allocated pro rata based on Class Certificate Balance from prior Distribution Dates; and

            (b) from the Interest Remittance Amounts related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B, Class A-2C Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest allocated pro rata based on Class Certificate Balance from prior Distribution Dates, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(ii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iii) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Principal Distributions on the LIBOR Certificates.

On each Distribution Date (A) prior to the Step-down Date and (B) on which a Trigger Event is not in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)         Concurrently,

(a) pro rata by Class Certificate Balance, to the Class A-1A Certificates and to the Class A-1B Certificates, the Group I Principal Distribution Amount, until their respective Class Certificate Balances have been reduced to zero,

(b) to the Class A-2A Certificates, the Group II Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero, then to the Class A-2B Certificates, the Group II Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero, and then to the Class A-2C Certificates, the Group II Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero, provided, that if after making distributions pursuant to paragraphs
            (a) and (b) above on any Distribution Date (without giving effect to this proviso) the Class Certificate Balance of any class of Class A certificates is reduced to zero (considering the Class A-1A and Class A-1B certificates as one class and the Class A-2A, Class A-2B and Class A2C certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their respective Class Certificate Balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective Class Certificate Balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective Class Certificate Balances have been reduced to zero.

On each Distribution Date (A) on or after the Step-down Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)         Concurrently,

            (a) to the Class A-1A and Class A-1B Certificates, pro rata by Class Certificate Balance, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount, determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective Class Certificate Balances have been reduced to zero,

            (b) the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount, determined in accordance with the Class A Principal Allocation Percentages for that class, sequentially, until the Class Certificate Balance of each Class A-2A has been reduced to zero, the Class A-2B has been reduced to zero, and the Class A-2C has been reduced to zero provided, that if after making distributions pursuant to paragraphs
            (a) and (b) above on any Distribution Date (without giving effect to this proviso) the Class Certificate Balance of any class of Class A certificates is reduced to zero (considering the Class A-1A and Class A-1B certificates as one class and the Class A-2A, Class A-2B and Class A2C certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their Class Certificate Balances have been reduced to zero;

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

(v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

(vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero, and

(vii) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero.

On each Distribution Date on which a Trigger Event is in effect (whether or not the Step-down Date has occurred), principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)         Concurrently,

            (a) sequentially to the Class A-1A and A-1B Certificates, the Group I Principal Distribution Amount, until their respective Class Certificate Balances have been reduced to zero,

            (b) to the Class A-2A Certificates, the Group II Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero, then to the Class A-2B Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-2C Certificates, until their Class Certificate Balance has been reduced to zero, provided, that if after making distributions pursuant to paragraphs
            (a) and (b) above on any Distribution Date (without giving effect to this proviso) the Class Certificate Balance of any class of Class A certificates is reduced to zero (considering the Class A-1A and Class A-1B certificates as one class and the Class A-2A, Class A-2B and Class A2C certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their Class Certificate Balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective Certificate Balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective Certificate Principal Balances have been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate Certificate Principal Balances of the Class M-1, M-2, M-3, B-1, B-2, B-3 Certificates and the principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates and the Class A-2 Certificates, based on their respective Certificate Principal Balances. Principal distributions allocated to the Class A-1 Certificates will be allocated pro rata to the Class A-1A Certificates and Class A-1B Certificates if on such Distribution Date a Trigger Event is not in effect. Principal distributions allocated to the Class A-1 Certificates will be allocated sequentially first to the Class A-1A Certificates and then to the Class A-1B Certificates if on such Distribution Date a Trigger Event is in effect. Principal distributions allocated to the Class A-2 Certificates will be allocated sequentially, first to the Class A-2A, second to the Class A-2B and third to the Class A-2C Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

      (i) to the Class M-1 Certificates, their unpaid interest shortfall amount,

      (ii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

      (iii) to the Class M-3 Certificates, their unpaid interest shortfall amount,

      (iv) to the Class B-1 Certificates, their unpaid interest shortfall amount,

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (v) to the Class B-2 Certificates, their unpaid interest shortfall amount,

      (vi) to the Class B-3 Certificates, their unpaid interest shortfall amount,

      (vii) concurrently, any Class A-1A Basis Risk Carry Forward Amount to the Class A-1A Certificates, any Class A-1B Basis Risk Carry Forward Amount to the Class A-1B Certificates, any Class A-2A Basis Risk Carry Forward Amount to the Class A-2A Certificates, any Class A-2B Basis Risk Carry Forward Amount to the Class A-2B Certificates, any Class A-2C Basis Risk Carry Forward Amount to the Class A-2CCertificates pro rata relative to the respective initial Class Certificate Balances of the Class A Certificates,

      (viii) sequentially, to Classes M-1, M-2, M-3, B-1, B-2 and B-3 Certificates any Basis Risk Carry Forward Amount for such classes

      (ix)    also, concurrently,

               a. from any available A-1 Interest Rate Corridor payments, pro rata by principal balance to the Class A-1A and Class A-1B Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts,

               b. from any available A-2 Interest Rate Corridor payments pro rata by principal balance to the Class A-2A, Class A-2B and Class A-2C Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts,

               c. from any available M Interest Rate Corridor payments, pro rata by principal balance to the Class M-1, M-2 and M-3 Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts.

All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-3 Certificates, fourth to the Class B-2 Certificates, fifth to the Class B-1 Certificates, sixth to the Class M-3 Certificates, seventh to the Class M-2 Certificates and eighth to the Class M-1 Certificates. An allocation of any Realized Losses to a class of certificates on any Distribution Date will be made by reducing its Class Certificate Balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to Class A Certificates, except that after the Class Certificate Balance of the Class M-1 Certificate has been reduced to zero, any remaining losses in respect of Group I Mortgage Loans will be allocated to reduce the Class Certificate Balance of the Class A-1B, and any remaining losses in respect of the Group II Mortgage Loans will be allocated to reduce the Class Certificate Balance of the Class A-2C, and then the Class A-2B.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1A Certificates and Class A-1B Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (ii) in the case of the Class A-2 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the servicing fees and the trustee fees.

Accrued Certificate Interest. For any Distribution Date and each class of LIBOR Certificates, equals the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate, as reduced by any prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1A and Class A-1B Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2A, Class A-2B and Class A-2C Certificates.

Principal Remittance Amount. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing fees and trustee fees) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Class Certificate Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 67.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Class Certificate Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 81.80% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Class Certificate Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 87.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Class Certificate Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 90.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Class Certificate Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 91.70% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (F) the Class Certificate Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class B-2

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (G) the Class Certificate Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.50% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)
-------------------------------------------------


Product          No Penalty    0-12 Months    13-24 Months   25-36 Months   37-48 Months   49-60 Months      Total
----------------------------------------------------------------------------------------------------------------------
2 Year ARM       $74,226,957     $6,250,148   $189,616,720             $0             $0             $0   $270,093,825
2 Year ARM IO      5,884,455      1,885,847     66,834,067              0              0              0     74,604,370
3 Year ARM         4,945,786        144,838         60,255     11,401,487              0              0     16,552,366
3 Year ARM IO        545,992              0              0      2,340,500              0              0      2,886,492
Fixed Rate        20,786,694     19,099,992      6,658,758    112,196,748             0        445,401     159,187,593
----------------------------------------------------------------------------------------------------------------------
TOTAL           $106,389,885    $27,380,825   $263,169,801   $125,938,734             $0       $445,401   $523,324,645
----------------------------------------------------------------------------------------------------------------------

 Product             No Penalty     0-12 Months     13-24 Months     25-36 Months     37-48 Months       49-60 Months
----------------------------------------------------------------------------------------------------------------------
2 Year ARM               14.18%           1.19%         36.23%             0.00%           0.00%              0.00%
2 Year ARM IO             1.12            0.36          12.77              0.00            0.00               0.00
3 Year ARM                0.95            0.03           0.01              2.18            0.00               0.00
3 Year ARM IO             0.10            0.00           0.00              0.45            0.00               0.00
Fixed Rate                3.97            3.65           1.27             21.44            0.00               0.09
----------------------------------------------------------------------------------------------------------------------
TOTAL                    20.33%           5.23%         50.29%            24.07%           0.00%              0.09%
----------------------------------------------------------------------------------------------------------------------

    (1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

         The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o        1-month and 6-month Forward LIBOR curves (as of close on September 21,
         2004) are used

o        40% loss severity

o        There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o        Certificates are priced at par

------------------------------------------------------------------------------------------------------------------------------------
                                             First Dollar of Loss                LIBOR Flat                      0% Return
------------------------------------------------------------------------------------------------------------------------------------
Class M-1      CDR (%)                                      17.64                           17.98                          19.76
               Yield (%)                                   4.3138                          3.6676                         0.0215
               WAL                                           4.83                            4.82                           4.51
               Modified Duration                             4.38                            4.39                           4.31
               Principal Window                     Aug09 - Aug09                   Aug09 - Aug09                  Jun09 - Jun09
               Principal Writedown               4,455.03 (0.01%)            1,293,958.34 (3.42%)          7,337,203.83 (19.39%)
               Total Collat Loss           75,820,907.85 (14.63%)          76,970,902.25 (14.85%)         81,999,761.88 (15.82%)
Class M-2      CDR (%)                                      14.02                           14.23                          14.86
               Yield (%)                                   4.8787                          3.7449                         0.0017
               WAL                                           5.24                            5.23                           5.01
               Modified Duration                             4.64                            4.66                           4.64
               Principal Window                     Jan10 - Jan10                   Jan10 - Jan10                  Dec09 - Dec09
               Principal Writedown              22,212.19 (0.16%)              905,044.46 (6.71%)          3,338,263.30 (24.77%)
               Total Collat Loss           64,594,010.53 (12.46%)          65,383,718.46 (12.61%)         67,412,181.83 (13.00%)
Class M-3      CDR (%)                                      12.12                           12.29                          12.63
               Yield (%)                                   5.1414                          3.8093                         0.0343
               WAL                                           5.49                            5.40                           5.27
               Modified Duration                             4.80                            4.75                           4.79
               Principal Window                     Apr10 - Apr10                   Mar10 - Mar10                  Mar10 - Mar10
               Principal Writedown               7,487.57 (0.10%)              620,410.26 (7.98%)          2,118,349.46 (27.24%)
               Total Collat Loss           58,049,928.53 (11.20%)          58,465,795.70 (11.28%)         59,810,717.22 (11.54%)
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

                     Group I        Group II        M Class                      Group I        Group II       M Class
  Distribution      AAA Avail.     AAA Avail.        Avail.     Distribution    AAA Avail.     AAA Avail.       Avail.
      Date         Funds Cap (%)  Funds Cap (%)   Funds Cap(%)      Date       Funds Cap (%)  Funds Cap (%)  Funds Cap(%)
--------------------------------------------------------------------------------------------------------------------------
     Nov-04            10.00          10.00           9.00         Oct-08          14.06          13.98          11.18
     Dec-04            10.00          10.00           9.00         Nov-08          13.60          13.52          10.82
     Jan-05            10.00          10.00           9.00         Dec-08          14.05          13.97          11.17
     Feb-05            10.00          10.00           9.00         Jan-09          13.59          13.51          10.81
     Mar-05            10.00          10.00           9.00         Feb-09          13.59          13.51          10.81
     Apr-05            10.00          10.00           9.00         Mar-09          15.09          15.01          12.01
     May-05            10.00          10.00           9.00         Apr-09          13.63          13.55          10.84
     Jun-05            10.00          10.00           9.00         May-09          14.08          14.00          11.20
     Jul-05            10.00          10.00           9.00         Jun-09          13.62          13.54          10.83
     Aug-05            10.00          10.00           9.00         Jul-09          14.07          13.99          11.19
     Sep-05            10.00          10.00           9.00         Aug-09          13.61          13.54          10.83
     Oct-05            10.00          10.00           9.00         Sep-09          13.64          13.56          10.85
     Nov-05            10.00          10.00           9.00         Oct-09          14.09          14.01          11.21
     Dec-05            10.00          10.00           9.00         Nov-09          13.63          13.55          10.84
     Jan-06            10.00          10.00           9.00         Dec-09          14.07          14.00          11.20
     Feb-06            10.00          10.00           9.00         Jan-10          13.62          13.54          10.83
     Mar-06            10.00          10.00           9.00         Feb-10          13.61          13.54          10.82
     Apr-06            10.00          10.00           9.00         Mar-10          15.06          14.98          11.98
     May-06            10.00          10.00           9.00         Apr-10          13.60          13.53          10.81
     Jun-06            10.00          10.00           9.00         May-10          14.05          13.97          11.17
     Jul-06            10.00          10.00           9.00         Jun-10          13.59          13.52          10.80
     Aug-06            10.00          10.00           9.00         Jul-10          14.04          13.96          11.16
     Sep-06            10.00          10.00           9.00         Aug-10          13.58          13.50          10.79
     Oct-06            10.00          10.00           9.00         Sep-10          13.57          13.50          10.79
     Nov-06            10.00          10.00           9.00         Oct-10          14.02          13.94          11.14
     Dec-06            10.00          10.00           9.00         Nov-10          13.56          13.49          10.78
     Jan-07            10.00          10.00           9.00         Dec-10          14.01          13.93          11.13
     Feb-07            10.00          10.00           9.00         Jan-11          13.55          13.48          10.77
     Mar-07            10.00          10.00           9.18         Feb-11          13.55          13.47          10.76
     Apr-07            10.00          10.00           9.00         Mar-11          15.00          14.91          11.91
     May-07            10.00          10.00           9.00         Apr-11          13.54          13.46          10.75
     Jun-07            10.00          10.00           9.00         May-11          13.99          13.91          11.10
     Jul-07            10.00          10.00           9.00         Jun-11          13.53          13.45          10.74
     Aug-07            10.00          10.00           9.00         Jul-11          13.98          13.89          11.09
     Sep-07            10.03          10.00           9.25         Aug-11          13.52          13.44          10.73
     Oct-07            10.39          10.32           9.56         Sep-11          13.51          13.44          10.73
     Nov-07            29.24          29.17           9.24         Oct-11          13.96          13.88          11.08
     Dec-07            12.53          12.46           9.55         Nov-11          13.51          13.43          10.72
     Jan-08            12.05          11.98           9.24         Dec-11          13.63          13.55          11.07
     Feb-08            12.13          12.14           9.41         Jan-12          11.45          11.37          10.71
     Mar-08            13.83          13.75          10.90         Feb-12          11.47          11.38          10.70
     Apr-08            12.94          12.86          10.19         Mar-12          12.27          12.19          11.43
     May-08            13.36          13.28          10.53         Apr-12          11.49          11.41          10.69
     Jun-08            12.93          12.85          10.18         May-12          11.89          11.81          11.04
     Jul-08            13.35          13.27          10.52         Jun-12          11.53          11.45          10.68
     Aug-08            13.02          13.00          10.29         Jul-12          11.93          11.84          11.03
     Sep-08            13.61          13.53          10.83         Aug-12          11.56          11.48          10.67
                                                                   Sep-12          11.58          11.50          10.66

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Group I          Group II        M Class
    Distribution      AAA Avail. Funds      AAA Avail.      Avail.
        Date               Cap (%)        Funds Cap (%)   Funds Cap(%)
       Oct-12              11.98              11.90          11.02
       Nov-12              11.62              11.53          10.65
       Dec-12              12.03              11.94          11.00
       Jan-13              11.66              11.57          10.64
       Feb-13              11.68              11.60          10.64
       Mar-13              12.96              12.86          11.77
       Apr-13              11.72              11.64          10.63
       May-13              12.14              12.05          10.98
       Jun-13              11.77              11.69          10.62
       Jul-13              12.19              12.10          10.97
       Aug-13              11.82              11.74          10.61
       Sep-13              11.85              11.77          10.61
       Oct-13              12.27              12.19          10.95
       Nov-13              11.91              11.82          10.60
       Dec-13              12.33              12.25          10.94
       Jan-14              11.97              11.88          10.59
       Feb-14              12.00              11.91          10.58
       Mar-14              13.32              13.22          11.71
       Apr-14              12.06              11.98          10.57
       May-14              12.50              12.41          10.92
       Jun-14              12.13              12.05          10.56
       Jul-14              12.58              12.49          10.91
       Aug-14              12.21              12.12          10.55
       Sep-14              12.25              12.16          10.55
       Oct-14              12.70              12.61          10.89
       Oct-12              11.98              11.90          11.02
       Nov-12              11.62              11.53          10.65
       Dec-12              12.03              11.94          11.00
       Jan-13              11.66              11.57          10.64
       Feb-13              11.68              11.60          10.64
       Mar-13              12.96              12.86          11.77
       Apr-13              11.72              11.64          10.63
       May-13              12.14              12.05          10.98
       Jun-13              11.77              11.69          10.62
       Jul-13              12.19              12.10          10.97
       Aug-13              11.82              11.74          10.61
       Sep-13              11.85              11.77          10.61
       Oct-13              12.27              12.19          10.95
       Nov-13              11.91              11.82          10.60
       Dec-13              12.33              12.25          10.94
       Jan-14              11.97              11.88          10.59
       Feb-14              12.00              11.91          10.58
       Mar-14              13.32              13.22          11.71
       Apr-14              12.06              11.98          10.57
       May-14              12.50              12.41          10.92
       Jun-14              12.13              12.05          10.56
       Jul-14              12.58              12.49          10.91
       Aug-14              12.21              12.12          10.55
       Sep-14              12.25              12.16          10.55
       Oct-14              12.70              12.61          10.89

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - All Collateral (1)

Scheduled Principal Balance:                                  $523,324,645
Number of Mortgage Loans:                                            3,010
Average Scheduled Principal Balance:                              $173,862
Weighted Average Gross Coupon:                                      7.160%
Weighted Average Net Coupon: (2)                                    6.655%
Weighted Average Original FICO Score:                                  619
Weighted Average Original LTV Ratio:                                78.45%
Weighted Average Original Combined LTV Ratio:                       80.09%
Weighted Average Stated Remaining Term (months):                       352
Weighted Average Seasoning (months):                                     1
Weighted Average Months to Roll: (3)                                    23
Weighted Average Gross Margin: (3)                                   5.53%
Weighted Average Initial Rate Cap: (3)                               1.50%
Weighted Average Periodic Rate Cap: (3)                              1.50%
Weighted Average Gross Maximum Lifetime Rate: (3)                   14.16%

    (1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
    (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.
    (3) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

                    Distribution by Current Principal Balance

                                                                                                   Weighted
                                                   Pct. Of                 Weighted                  Avg.
                                                   Pool By      Weighted      Avg.       Avg       Combined
Current Principal     Number Of      Principal  Principal Avg.    Gross     Current    Principal   Original      Pct.     Pct. Owner
    Balance            Loans          Balance      Balance       Coupon      Fico       Balance      LTV       Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below          112        $4,582,686       0.88%       10.084%       636    $40,917      87.85%       58.49%      96.81%
$50,001 - $75,000        341        21,414,425       4.09         8.616        606     62,799      81.61        60.48       89.08
$75,001 - $100,000       451        39,449,774       7.54         7.737        608     87,472      79.96        67.55       93.66
$100,001 - $125,000      388        43,681,722       8.35         7.484        606    112,582      78.39        64.01       91.17
$125,001 - $150,000      319        44,143,414       8.44         7.295        611    138,381      78.57        56.73       93.01
$150,001 - $200,000      459        80,437,536      15.37         7.183        613    175,245      78.86        53.57       94.55
$200,001 - $250,000      277        62,243,342      11.89         7.160        614    224,705      79.99        48.15       94.05
$250,001 - $300,000      262        71,402,247      13.64         6.797        627    272,528      80.09        48.45       95.85
$300,001 - $350,000      143        46,127,312       8.81         6.809        627    322,569      81.67        48.14       96.48
$350,001 - $400,000      114        42,628,888       8.15         6.581        631    373,938      81.12        43.99       93.75
$400,001 & Above         144        67,213,300      12.84         6.824        635    466,759      81.06        51.65       93.84
------------------------------------------------------------------------------------------------------------------------------------
Total:                 3,010      $523,324,645     100.00%        7.160%       619   $173,862      80.09%       53.24%      94.00%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                                 Weighted
                                                                           Weighted                Avg.
                                                Pct. Of Pool   Weighted      Avg.        Avg     Combined
                  Number Of        Principal    By Principal  Avg. Gross   Current    Principal  Original    Pct. Full   Pct. Owner
Current Rate        Loans           Balance       Balance       Coupon      Fico       Balance     LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below            11       $2,927,848        0.56%        4.912%       650     $266,168    82.18%       68.71%      100.00%
5.00 - 5.49%             53       12,125,860        2.32         5.321        649      228,790    78.36        73.31        96.98
5.50 - 5.99%            283       70,247,319       13.42         5.831        655      248,224    75.61        69.32        98.52
6.00 - 6.49%            401       81,911,669       15.65         6.234        644      204,269    75.52        57.04        97.73
6.50 - 6.99%            545      107,314,255       20.51         6.751        626      196,907    79.38        54.76        95.99
7.00 - 7.49%            383       67,695,650       12.94         7.238        612      176,751    82.07        49.44        94.06
7.50 - 7.99%            463       76,148,245       14.55         7.748        601      164,467    83.39        45.93        90.60
8.00 - 8.49%            264       37,796,465        7.22         8.234        589      143,168    82.65        46.30        84.43
8.50 - 8.99%            220       30,794,348        5.88         8.720        578      139,974    83.11        41.56        85.75
9.00% & Above           387       36,362,986        6.95         9.997        586       93,961    85.70        40.66        93.47
------------------------------------------------------------------------------------------------------------------------------------
Total:                3,010     $523,324,645      100.00%        7.160%       619     $173,862    80.09%       53.24%       94.00%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Credit Score

                                                                                                 Weighted
                                                                           Weighted                Avg.
                                                Pct. Of Pool   Weighted      Avg.        Avg     Combined
                    Number Of      Principal    By Principal  Avg. Gross   Current    Principal  Original    Pct. Full   Pct. Owner
Credit Score          Loans         Balance       Balance       Coupon      Fico       Balance     LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above             93       $19,426,361        3.71%        6.470%       769     $208,886    73.62%       54.72%       85.59%
720 - 739               50         8,559,548        1.64         6.689        729      171,191    78.22        31.95        87.73
700 - 719               94        15,626,765        2.99         6.950        709      166,242    80.78        36.70        80.74
680 - 699              152        25,975,795        4.96         6.915        689      170,893    80.86        34.86        90.49
660 - 679              186        34,801,020        6.65         6.880        669      187,102    81.44        37.58        94.78
640 - 659              375        70,637,292       13.50         6.721        648      188,366    82.22        44.46        91.19
620 - 639              458        87,281,110       16.68         6.818        630      190,570    82.49        49.35        94.41
600 - 619              405        72,589,962       13.87         7.091        608      179,234    81.13        57.53        96.17
580 - 599              389        66,509,729       12.71         7.170        589      170,976    79.36        65.38        95.18
560 - 579              238        37,709,084        7.21         7.458        569      158,442    77.31        61.80        96.69
540 - 559              258        40,692,959        7.78         7.898        550      157,725    79.70        62.81        97.87
520 - 539              206        29,712,339        5.68         8.531        530      144,235    76.47        64.44        98.65
500 - 519              106        13,802,682        2.64         8.605        510      130,214    73.08        69.88        95.29
------------------------------------------------------------------------------------------------------------------------------------
Total:               3,010      $523,324,645      100.00%        7.160%       619     $173,862    80.09%       53.24%       94.00%
------------------------------------------------------------------------------------------------------------------------------------

                              Distribution by Lien

                                                                                                 Weighted
                                                                           Weighted                Avg.
                                                Pct. Of Pool   Weighted      Avg.        Avg     Combined
                    Number Of      Principal    By Principal  Avg. Gross   Current    Principal  Original    Pct. Full   Pct. Owner
Lien                  Loans         Balance       Balance       Coupon      Fico       Balance     LTV          Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
First                2,823      $512,601,917       97.95%        7.083%       618     $181,581    79.67%       53.37%       93.87%
Second                 187        10,722,729        2.05        10.853        662       57,341    99.96        47.22       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:               3,010      $523,324,645      100.00%        7.160%       619     $173,862    80.09%       53.24%       94.00%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Combined Original LTV


                                                                        Weighted               Weighted
                                            Pct. Of Pool    Weighted      Avg.      Avg          Avg.
  Combined       Number Of    Principal     By Principal   Avg. Gross   Current   Principal    Combined       Pct. Full  Pct. Owner
Original Ltv       Loans       Balance        Balance        Coupon       Fico    Balance    Original LTV       Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below         246     $37,179,299          7.10%       6.778%       626  $151,135       48.74%        53.65%      96.96%
60.01 - 70.00%         267      45,771,151          8.75        7.033        598   171,428       66.41         46.80       94.95
70.01 - 80.00%       1,145     208,375,165         39.82        6.814        626   181,987       78.46         53.12       95.70
80.01 - 85.00%         431      81,602,789         15.59        7.380        596   189,334       84.46         57.81       92.80
85.01 - 90.00%         517      99,361,943         18.99        7.401        620   192,189       89.62         50.33       86.79
90.01 - 95.00%         181      35,587,367          6.80        7.302        635   196,615       94.73         60.69      100.00
95.01 - 100.00%        223      15,446,930          2.95       10.074        662    69,269       99.95         50.33      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:               3,010    $523,324,645        100.00%       7.160%       619  $173,862       80.09%        53.24%      94.00%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Original LTV

                                                                        Weighted               Weighted
                                            Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                 Number Of    Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Original Ltv       Loans       Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below         433     $47,902,028          9.15%       7.691%       634   $110,628         60.20%      52.21%      97.64%
60.01 - 70.00%         267      45,771,151          8.75        7.033        598    171,428         66.41       46.80       94.95
70.01 - 80.00%       1,145     208,375,165         39.82        6.814        626    181,987         78.46       53.12       95.70
80.01 - 85.00%         431      81,602,789         15.59        7.380        596    189,334         84.46       57.81       92.80
85.01 - 90.00%         517      99,361,943         18.99        7.401        620    192,189         89.62       50.33       86.79
90.01 - 95.00%         181      35,587,367          6.80        7.302        635    196,615         94.73       60.69      100.00
95.01 - 100.00%         36       4,724,201          0.90        8.307        663    131,228         99.92       57.39      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:               3,010    $523,324,645        100.00%       7.160%       619   $173,862         80.09%      53.24%      94.00%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Documentation

                                                                        Weighted               Weighted
                                            Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                 Number Of    Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Documentation      Loans       Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc             1,706    $278,614,448         53.24%       6.980%       611   $163,314         80.17%     100.00%      95.36%
Stated Doc           1,184     220,717,065         42.18        7.405        630    186,416         79.87        0.00       92.42
Limited Doc            120      23,993,133          4.58        6.986        619    199,943         81.09        0.00       92.70
------------------------------------------------------------------------------------------------------------------------------------
Total:               3,010    $523,324,645        100.00%       7.160%       619   $173,862         80.09%      53.24%      94.00%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose

                                                                        Weighted               Weighted
                                            Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                 Number Of    Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Purpose            Loans       Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi         1,804    $323,784,612         61.87%       7.124%       608   $179,481         77.97%      58.49%      95.29%
Purchase             1,021     173,545,840         33.16        7.241        640    169,976         84.12       40.23       91.55
Refi-No Cashout        185      25,994,194          4.97        7.065        617    140,509         79.55       74.72       94.33
------------------------------------------------------------------------------------------------------------------------------------
Total:               3,010    $523,324,645        100.00%       7.160%       619   $173,862         80.09%      53.24%      94.00%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Occupancy

                                                                            Weighted               Weighted
                                                Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                     Number Of    Principal     By Principal   Avg. Gross   Current   Principal    Combined    Pct. Full  Pct. Owner
Occupancy              Loans       Balance        Balance        Coupon       Fico     Balance   Original LTV     Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Primary Residence        2,810    $491,923,458         94.00%       7.125%       617   $175,062         79.97%     54.01%    100.00%
Investment Property        174      27,575,478          5.27        7.669        654    158,480         81.91      41.59       0.00
Second Home                 26       3,825,709          0.73        7.969        614    147,143         81.81      37.91       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   3,010    $523,324,645        100.00%       7.160%       619   $173,862         80.09%     53.24%     94.00%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Property Type

                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                   Number Of    Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Property Type        Loans       Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
One                    2,277    $383,259,734         73.24%       7.178%       616   $168,318         80.08%      54.28%      95.44%
Pud-Detached             266      52,642,860         10.06        7.021        621    197,905         81.36       59.87       93.65
2-4 Unit                 207      46,495,768          8.88        7.199        635    224,617         79.33       36.77       82.29
Condo                    178      27,689,811          5.29        7.078        636    155,561         79.45       55.30       93.56
Pud-Attached              78      12,400,147          2.37        7.256        626    158,976         79.50       52.83       95.55
Modular Home               4         836,326          0.16        6.700        671    209,081         76.68       11.32      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 3,010    $523,324,645        100.00%       7.160%       619   $173,862         80.09%      53.24%      94.00%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by State

                                                                         Weighted               Weighted
                                             Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                  Number Of    Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
State               Loans       Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                      807    $196,802,368         37.61%       6.754%       631   $243,869         78.91%      54.13%      95.84%
FL                      306      38,781,869          7.41        7.414        606    126,738         78.92       44.36       93.30
NY                      138      32,191,834          6.15        7.037        621    233,274         76.53       48.34       94.86
NJ                       96      20,580,663          3.93        7.411        597    214,382         78.89       43.12       96.81
TX                      197      20,050,177          3.83        7.724        601    101,778         79.91       59.05       95.52
MA                       82      18,397,487          3.52        7.136        626    224,360         78.69       32.89       93.96
IL                      104      16,668,729          3.19        7.856        605    160,276         84.03       54.24       91.67
NV                       70      13,981,898          2.67        7.187        641    199,741         81.64       33.01       85.21
MI                       99      11,567,408          2.21        7.995        597    116,843         84.84       70.00       93.81
MD                       62      11,409,182          2.18        7.378        603    184,019         77.33       69.10       99.54
Other                 1,049     142,893,030         27.30        7.396        615    136,218         82.43       58.03       91.55
------------------------------------------------------------------------------------------------------------------------------------
Total:                3,010    $523,324,645        100.00%       7.160%       619   $173,862         80.09%      53.24%      94.00%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Zip

                                                                        Weighted               Weighted
                                            Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                 Number Of    Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Zip                Loans       Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
94509                    7      $2,147,858          0.41%       7.195%       603   $306,837         82.60%      42.73%     100.00%
90706                    5       1,955,682         00.37        6.589        644    391,136         80.70       39.73      100.00
92336                    8       1,879,401         00.36        6.561        635    234,925         84.77       81.09      100.00
93033                    5       1,627,699         00.31        6.746        593    325,540         79.24       56.39      100.00
93535                    9       1,618,232         00.31        7.146        625    179,804         85.28       33.61      100.00
92335                    9       1,545,011         00.30        7.089        626    171,668         81.23       55.44      100.00
92553                    9       1,521,564         00.29        6.647        608    169,063         76.68       77.83      100.00
60639                    6       1,511,292         00.29        7.159        593    251,882         85.28       71.18       82.91
95023                    4       1,489,289         00.28        6.565        638    372,322         86.68       28.70      100.00
92883                    4       1,476,829         00.28        6.813        630    369,207         82.62       75.93      100.00
Other                2,944     506,551,788         96.79        7.170        619    172,062         80.01       53.16       93.85
------------------------------------------------------------------------------------------------------------------------------------
Total:               3,010    $523,324,645        100.00%       7.160%       619   $173,862         80.09%      53.24%      94.00%
------------------------------------------------------------------------------------------------------------------------------------


                       Distribution by Delinquency (ABS)

                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Delinquency        Number Of    Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
(ABS)                Loans       Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Current                3,010    $523,324,645        100.00%       7.160%       619   $173,862         80.09%      53.24%      94.00%
------------------------------------------------------------------------------------------------------------------------------------
Total:                 3,010    $523,324,645        100.00%       7.160%       619   $173,862         80.09%      53.24%      94.00%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity


                                                                         Weighted               Weighted
Remaining                                    Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Months To         Number Of    Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Maturity            Loans       Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                 109     $12,242,013          2.34%       7.093%       633   $112,312         68.83%      54.06%      91.17%
181 - 240               138      10,022,718          1.92        8.260        651     72,628         77.10       68.52       99.37
241 - 360             2,763     501,059,914         95.75        7.139        618    181,346         80.42       52.91       93.96
------------------------------------------------------------------------------------------------------------------------------------
Total:                3,010    $523,324,645        100.00%       7.160%       619   $173,862         80.09%      53.24%      94.00%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Distribution by Amortization Type

                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Amortization       Number Of    Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Type                 Loans       Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 Year ARM             1,554    $270,093,825         51.61%       7.345%       602   $173,806         81.85%      49.19%      91.76%
Fixed                  1,066     159,187,593         30.42        7.144        643    149,332         75.10       60.39       95.57
2 Year ARM IO            277      74,604,370         14.26        6.564        630    269,330         83.95       55.03       99.49
3 Year ARM               103      16,552,366          3.16        7.178        627    160,703         81.08       39.51       89.61
3 Year ARM IO             10       2,886,492          0.55        5.963        634    288,649         85.14       69.96      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 3,010    $523,324,645        100.00%       7.160%       619   $173,862         80.09%      53.24%      94.00%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Initial Periodic Cap


                                                                        Weighted               Weighted
Initial                                     Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Periodic         Number Of    Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Cap                Loans       Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                   12      $2,104,520          0.40%       7.365%       613   $175,377         81.06%      34.91%      73.07%
1.50%                1,932     362,032,532         69.18        7.166        609    187,387         82.28       50.20       93.43
NA                   1,066     159,187,593         30.42        7.144        643    149,332         75.10       60.39       95.57
------------------------------------------------------------------------------------------------------------------------------------
Total:               3,010    $523,324,645        100.00%       7.160%       619   $173,862         80.09%      53.24%      94.00%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Periodic Cap


                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Periodic           Number Of    Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Cap                  Loans       Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                     12      $2,104,520          0.40%       7.365%       613   $175,377         81.06%      34.91%      73.07%
1.50%                  1,932     362,032,532         69.18        7.166        609    187,387         82.28       50.20       93.43
NA                     1,066     159,187,593         30.42        7.144        643    149,332         75.10       60.39       95.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                 3,010    $523,324,645        100.00%       7.160%       619   $173,862         80.09%      53.24%      94.00%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Months to Rate Reset

                                                                         Weighted               Weighted
                                             Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Months To         Number Of    Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Rate Reset          Loans       Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
13 - 24               1,831    $344,698,194         65.87%       7.176%       608   $188,257         82.30%      50.46%      93.44%
25 - 36                 113      19,438,858          3.71        6.998        628    172,025         81.69       44.04       91.15
NA                    1,066     159,187,593         30.42        7.144        643    149,332         75.10       60.39       95.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                3,010    $523,324,645        100.00%       7.160%       619   $173,862         80.09%      53.24%      94.00%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Distribution by Life Maximum Rate

                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Life Maximum       Number Of    Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Rate                 Loans       Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.99% & Below            12      $3,027,192          0.58%       4.935%       650   $252,266         82.27%      69.74%     100.00%
12.00 - 12.49%            55      12,545,961          2.40        5.352        647    228,108         78.65       74.21       97.08
12.50 - 12.99%           174      42,034,652          8.03        5.769        631    241,578         79.55       69.07       99.02
13.00 - 13.49%           244      49,945,706          9.54        6.246        635    204,696         79.79       46.40       97.40
13.50 - 13.99%           336      69,806,672         13.34        6.771        618    207,758         82.43       53.72       95.35
14.00 - 14.49%           269      51,300,994          9.80        7.251        606    190,710         83.87       49.73       92.64
14.50 - 14.99%           344      59,527,355         11.37        7.750        599    173,045         84.64       42.82       89.74
15.00 - 15.49%           198      30,355,076          5.80        8.233        585    153,308         84.12       47.77       86.42
15.50 - 15.99%           168      25,162,408          4.81        8.730        576    149,776         84.20       35.99       86.96
16.00% & Above           144      20,431,037          3.90        9.672        551    141,882         79.52       33.29       91.50
NA                     1,066     159,187,593         30.42        7.144        643    149,332         75.10       60.39       95.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                 3,010    $523,324,645        100.00%       7.160%       619   $173,862         80.09%      53.24%      94.00%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Margin

                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                   Number Of    Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Margin               Loans       Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below              3        $685,470          0.13%       7.286%       566   $228,490         77.11%      63.44%     100.00%
5.00 - 5.49%             832     156,569,196         29.92        6.778        612    188,184         83.77       74.91       92.09
5.50 - 5.99%             877     169,494,295         32.39        7.324        615    193,266         82.51       25.05       93.37
6.00 - 6.49%             146      25,055,183          4.79        7.948        571    171,611         76.96       54.32       98.03
6.50 - 6.99%              77      11,234,162          2.15        8.170        560    145,898         70.66       69.76       98.02
7.00% & Above              9       1,098,746          0.21       10.143        548    122,083         73.34       78.92      100.00
NA                     1,066     159,187,593         30.42        7.144        643    149,332         75.10       60.39       95.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                 3,010    $523,324,645        100.00%       7.160%       619   $173,862         80.09%      53.24%      94.00%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Adjustable Rate Mortgage Loans

Scheduled Principal Balance:                                       $364,137,052
Number of Mortgage Loans:                                                 1,944
Average Scheduled Principal Balance:                                   $187,313
Weighted Average Gross Coupon:                                           7.167%
Weighted Average Net Coupon:((1))                                        6.662%
Weighted Average Original FICO Score:                                       609
Weighted Average Original LTV Ratio:                                     82.27%
Weighted Average Original Combined LTV Ratio:                            82.27%
Weighted Average Stated Remaining Term (months):                            359
Weighted Average Seasoning (months):                                          1
Weighted Average Months to Roll:                                             23
Weighted Average Gross Margin:                                            5.53%
Weighted Average Initial Rate Cap:                                        1.50%
Weighted Average Periodic Rate Cap:                                       1.50%
Weighted Average Gross Maximum Lifetime Rate:                            14.16%

    (1) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.


                    Distribution by Current Principal Balance

                                                                                                 Weighted
                                                 Pct. Of                   Weighted                Avg.
Current                                          Pool By       Weighted      Avg.       Avg      Combined
Principal            Number Of    Principal     Principal     Avg. Gross   Current   Principal   Original     Pct. Full   Pct. Owner
Balance                Loans       Balance       Balance        Coupon       Fico     Balance      LTV           Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below              9        $449,699         0.12%       8.161%       552    $49,967        57.84%      77.78%     100.00%
$50,001 - $75,000          156       9,741,947         2.68        8.206        582     62,448        80.71       59.58       85.48
$75,001 - $100,000         258      22,485,112         6.17        7.592        595     87,152        82.27       66.88       93.83
$100,001 - $125,000        271      30,555,042         8.39        7.509        596    112,749        80.98       61.29       91.09
$125,001 - $150,000        218      30,083,430         8.26        7.341        606    137,997        81.13       56.46       91.56
$150,001 - $200,000        329      57,508,259        15.79        7.291        604    174,797        80.90       53.19       94.42
$200,001 - $250,000        219      49,147,000        13.50        7.243        608    224,416        82.59       47.41       92.91
$250,001 - $300,000        192      52,165,096        14.33        6.881        614    271,693        82.50       47.20       94.90
$300,001 - $350,000        112      36,073,757         9.91        6.919        618    322,087        82.67       41.87       97.29
$350,001 - $400,000         80      29,949,522         8.22        6.628        621    374,369        83.44       35.17       92.44
$400,001 & Above           100      45,978,188        12.63        7.021        617    459,782        84.48       46.62       91.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,944    $364,137,052       100.00%       7.167%       609   $187,313        82.27%      50.11%      93.31%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Current Rate

                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                   Number Of    Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Current Rate         Loans       Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below             11      $2,927,848          0.80%       4.912%       650   $266,168         82.18%      68.71%     100.00%
5.00 - 5.49%              53      12,125,860          3.33        5.321        649    228,790         78.36       73.31       96.98
5.50 - 5.99%             172      41,717,580         11.46        5.760        631    242,544         79.55       69.52       99.02
6.00 - 6.49%             245      50,278,373         13.81        6.244        634    205,218         79.87       46.75       97.42
6.50 - 6.99%             336      69,708,524         19.14        6.763        618    207,466         82.40       53.98       95.34
7.00 - 7.49%             269      50,981,690         14.00        7.244        606    189,523         83.94       50.21       93.39
7.50 - 7.99%             347      60,041,918         16.49        7.750        599    173,031         84.65       42.45       89.83
8.00 - 8.49%             199      30,761,814          8.45        8.232        586    154,582         83.96       47.14       85.28
8.50 - 8.99%             167      25,002,483          6.87        8.723        576    149,715         84.22       36.22       87.52
9.00% & Above            145      20,590,962          5.65        9.672        551    142,007         79.52       33.03       90.78
------------------------------------------------------------------------------------------------------------------------------------
Total:                 1,944    $364,137,052        100.00%       7.167%       609   $187,313         82.27%      50.11%      93.31%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Credit Score

                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                   Number Of    Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Credit Score         Loans       Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above               33      $6,773,096          1.86%       6.791%       763   $205,245         84.60%      28.74%      66.08%
720 - 739                 18       2,649,809          0.73        6.783        729    147,212         85.12       13.83       76.01
700 - 719                 34       6,131,515          1.68        7.129        708    180,339         84.08       15.62       61.81
680 - 699                 73      14,687,553          4.03        6.704        688    201,199         83.71       23.42       87.77
660 - 679                 71      16,119,399          4.43        6.698        670    227,034         84.71       24.86       92.44
640 - 659                245      50,838,486         13.96        6.537        647    207,504         82.89       39.84       90.17
620 - 639                301      63,961,419         17.57        6.739        629    212,496         84.74       47.44       93.71
600 - 619                263      51,457,994         14.13        7.061        608    195,658         84.20       54.70       95.32
580 - 599                279      52,243,670         14.35        7.095        589    187,253         81.50       62.95       94.80
560 - 579                171      27,581,120          7.57        7.530        569    161,293         79.12       56.64       96.81
540 - 559                207      34,448,557          9.46        7.891        550    166,418         81.08       61.62       98.32
520 - 539                163      25,542,613          7.01        8.522        530    156,703         77.76       60.31       98.94
500 - 519                 86      11,701,820          3.21        8.637        510    136,068         73.64       67.36       98.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                 1,944    $364,137,052        100.00%       7.167%       609   $187,313         82.27%      50.11%      93.31%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien

                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                   Number Of    Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Lien                 Loans       Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
First                  1,944    $364,137,052        100.00%       7.167%       609   $187,313         82.27%      50.11%      93.31%
------------------------------------------------------------------------------------------------------------------------------------
Total:                 1,944    $364,137,052        100.00%       7.167%       609   $187,313         82.27%      50.11%      93.31%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Combined Original LTV

                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Combined           Number Of    Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Original Ltv         Loans       Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below            80     $11,560,742          3.17%       7.128%       579   $144,509         49.84%      42.15%      95.02%
60.01 - 70.00%           123      21,532,410          5.91        7.391        569    175,060         66.74       35.73       94.08
70.01 - 80.00%           791     146,663,447         40.28        6.819        616    185,415         78.83       48.08       96.32
80.01 - 85.00%           343      66,666,369         18.31        7.449        587    194,363         84.53       57.44       91.63
85.01 - 90.00%           427      83,746,781         23.00        7.406        617    196,128         89.63       50.11       86.25
90.01 - 95.00%           149      29,815,568          8.19        7.275        630    200,104         94.78       56.48      100.00
95.01 - 100.00%           31       4,151,735          1.14        8.259        664    133,927         99.91       55.39      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 1,944    $364,137,052        100.00%       7.167%       609   $187,313         82.27%      50.11%      93.31%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Original LTV

                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                    Number      Principal     By Principal   Avg. Gross   Current    Principal   Combined    Pct. Full   Pct. Owner
Original Ltv         Loans       Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below            80     $11,560,742          3.17%       7.128%       579   $144,509         49.84%      42.15%      95.02%
60.01 - 70.00%           123      21,532,410          5.91        7.391        569    175,060         66.74       35.73       94.08
70.01 - 80.00%           791     146,663,447         40.28        6.819        616    185,415         78.83       48.08       96.32
80.01 - 85.00%           343      66,666,369         18.31        7.449        587    194,363         84.53       57.44       91.63
85.01 - 90.00%           427      83,746,781         23.00        7.406        617    196,128         89.63       50.11       86.25
90.01 - 95.00%           149      29,815,568          8.19        7.275        630    200,104         94.78       56.48      100.00
95.01 - 100.00%           31       4,151,735          1.14        8.259        664    133,927         99.91       55.39      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 1,944    $364,137,052        100.00%       7.167%       609   $187,313         82.27%      50.11%      93.31%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Documentation

                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                   Number Of    Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Documentation        Loans       Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc               1,055    $182,483,109         50.11%       6.963%       597   $172,970         82.95%     100.00%      95.09%
Stated Doc               814     164,832,434         45.27        7.409        622    202,497         81.30        0.00       91.39
Limited Doc               75      16,821,509          4.62        7.010        607    224,287         84.30        0.00       92.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                 1,944    $364,137,052        100.00%       7.167%       609   $187,313         82.27%      50.11%      93.31%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose

                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                   Number Of    Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Purpose              Loans       Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi           1,087    $204,805,658         56.24%       7.251%       593   $188,414         81.11%      56.26%      94.86%
Purchase                 745     143,413,827         39.38        7.040        634    192,502         83.79       38.22       91.15
Refi-No Cashout          112      15,917,567          4.37        7.236        590    142,121         83.54       78.16       93.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                 1,944    $364,137,052        100.00%       7.167%       609   $187,313         82.27%      50.11%      93.31%
------------------------------------------------------------------------------------------------------------------------------------


                           Distribution by Occupancy


                                                                           Weighted               Weighted
                                                Pct. Of Pool   Weighted      Avg.       Avg         Avg.
                     Number Of    Principal     By Principal  Avg. Gross   Current   Principal    Combined    Pct. Full   Pct. Owner
Occupancy              Loans       Balance        Balance       Coupon       Fico     Balance   Original LTV     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Primary Residence        1,802    $339,793,161         93.31%      7.127%       606   $188,564         82.18%     51.07%     100.00%
Investment Property        123      21,532,718          5.91       7.688        657    175,063         83.74      36.42        0.00
Second Home                 19       2,811,172          0.77       8.004        598    147,956         81.92      39.83        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,944    $364,137,052        100.00%      7.167%       609   $187,313         82.27%     50.11%      93.31%
------------------------------------------------------------------------------------------------------------------------------------


                         Distribution by Property Type

                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                   Number Of    Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Property Type        Loans       Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
One                    1,453    $263,617,347         72.40%       7.192%       604   $181,430         82.19%      51.89%      94.72%
Pud-Detached             178      38,320,657         10.52        6.961        613    215,285         82.98       55.45       92.47
2-4 Unit                 138      32,702,208          8.98        7.228        630    236,973         82.86       30.90       80.67
Condo                    116      19,742,527          5.42        7.021        625    170,194         81.45       50.13       96.04
Pud-Attached              57       9,310,027          2.56        7.412        615    163,334         81.42       47.78       95.22
Modular Home               2         444,286          0.12        6.854        649    222,143         78.69        0.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 1,944    $364,137,052        100.00%       7.167%       609   $187,313         82.27%      50.11%      93.31%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by State

                                                                      Weighted               Weighted
                                          Pct. Of Pool    Weighted      Avg.       Avg         Avg.
               Number Of    Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
State            Loans       Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                   509    $135,996,902         37.35%       6.740%       617   $267,184         81.75%      49.39%      94.64%
FL                   172      23,013,824          6.32        7.526        601    133,801         81.82       41.79       90.55
NJ                    66      15,689,078          4.31        7.433        591    237,713         80.13       44.40       97.70
NY                    58      15,085,539          4.14        7.040        595    260,095         80.92       36.74       98.18
MA                    60      14,907,370          4.09        7.057        624    248,456         80.13       27.77       92.55
IL                    80      14,361,609          3.94        7.789        599    179,520         85.31       54.68       90.33
TX                    98      11,277,986          3.10        7.822        593    115,081         81.85       50.03       94.91
MI                    84      10,147,826          2.79        7.960        594    120,807         85.36       69.68       92.95
NV                    45       9,925,475          2.73        7.144        635    220,566         82.84       35.83       84.90
MD                    46       9,192,941          2.52        7.215        600    199,847         77.86       66.05      100.00
Other                726     104,538,502         28.71        7.401        605    143,992         83.52       56.30       91.43
------------------------------------------------------------------------------------------------------------------------------------
Total:             1,944    $364,137,052        100.00%       7.167%       609   $187,313         82.27%      50.11%      93.31%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Zip

                                                                      Weighted               Weighted
                                          Pct. Of Pool    Weighted      Avg.       Avg         Avg.
               Number Of    Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Zip              Loans       Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
60639                  6      $1,511,292          0.42%       7.159%       593   $251,882         85.28%      71.18%      82.91%
95023                  4       1,489,289         00.41        6.565        638    372,322         86.68       28.70      100.00
94531                  3       1,363,223         00.37        6.517        591    454,408         91.45      100.00      100.00
94565                  5       1,361,570         00.37        7.553        594    272,314         85.07       75.67      100.00
93033                  4       1,353,745         00.37        6.857        599    338,436         82.93       47.57      100.00
94513                  4       1,343,000         00.37        6.302        621    335,750         86.69      100.00      100.00
92335                  6       1,329,835         00.37        7.088        606    221,639         83.45       56.91      100.00
93535                  7       1,317,832         00.36        7.135        619    188,262         85.92       41.27      100.00
92345                  7       1,292,819         00.36        7.242        619    184,688         85.69       56.37      100.00
94509                  4       1,242,854         00.34        7.679        554    310,714         80.00       42.94      100.00
Other              1,894     350,531,592         96.26        7.173        609    185,075         82.15       49.65       93.13
------------------------------------------------------------------------------------------------------------------------------------
Total:             1,944    $364,137,052        100.00%       7.167%       609   $187,313         82.27%      50.11%      93.31%
------------------------------------------------------------------------------------------------------------------------------------


                       Distribution by Delinquency (ABS)

                                                                         Weighted               Weighted
                                             Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Delinquency       Number Of    Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
(ABS)               Loans       Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Current               1,944    $364,137,052        100.00%       7.167%       609   $187,313         82.27%      50.11%      93.31%
------------------------------------------------------------------------------------------------------------------------------------
Total:                1,944    $364,137,052        100.00%       7.167%       609   $187,313         82.27%      50.11%      93.31%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity

                                                                        Weighted               Weighted
Remaining                                   Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Months To        Number Of    Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Maturity           Loans       Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
241 - 360            1,944    $364,137,052        100.00%       7.167%       609   $187,313         82.27%      50.11%      93.31%
------------------------------------------------------------------------------------------------------------------------------------
Total:               1,944    $364,137,052        100.00%       7.167%       609   $187,313         82.27%      50.11%      93.31%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Amortization Type


                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Amortization      Number Of     Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Type                Loans        Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 Year ARM              1,554   $270,093,825         74.17%       7.345%       602   $173,806         81.85%      49.19%      91.76%
2 Year ARM IO             277     74,604,370         20.49        6.564        630    269,330         83.95       55.03       99.49
3 Year ARM                103     16,552,366          4.55        7.178        627    160,703         81.08       39.51       89.61
3 Year ARM IO              10      2,886,492          0.79        5.963        634    288,649         85.14       69.96      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,944   $364,137,052        100.00%       7.167%       609   $187,313         82.27%      50.11%      93.31%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Initial Periodic Cap

                                                                          Weighted               Weighted
Initial                                       Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Periodic        Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Cap               Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                    12       $2,104,520          0.58%       7.365%       613   $175,377         81.06%      34.91%      73.07%
1.50%                 1,932      362,032,532         99.42        7.166        609    187,387         82.28       50.20       93.43
------------------------------------------------------------------------------------------------------------------------------------
Total:                1,944     $364,137,052        100.00%       7.167%       609   $187,313         82.27%      50.11%      93.31%
------------------------------------------------------------------------------------------------------------------------------------


Distribution by Periodic Cap

                                                                        Weighted               Weighted
                                            Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Periodic      Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Cap             Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                  12       $2,104,520          0.58%       7.365%       613   $175,377         81.06%      34.91%      73.07%
1.50%               1,932      362,032,532         99.42        7.166        609    187,387         82.28       50.20       93.43
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,944     $364,137,052        100.00%       7.167%       609   $187,313         82.27%      50.11%      93.31%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Months to Rate Reset


                                                                       Weighted               Weighted
                                           Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Months To    Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Rate Reset     Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
13 - 24            1,831     $344,698,194         94.66%       7.176%       608   $188,257         82.30%      50.46%      93.44%
25 - 36              113       19,438,858          5.34        6.998        628    172,025         81.69       44.04       91.15
------------------------------------------------------------------------------------------------------------------------------------
Total:             1,944     $364,137,052        100.00%       7.167%       609   $187,313         82.27%      50.11%      93.31%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Life Maximum Rate


                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Life Maximum    Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Rate              Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.99% & Below           12       $3,027,192          0.83%       4.935%       650   $252,266         82.27%      69.74%     100.00%
12.00 - 12.49%           55       12,545,961          3.45        5.352        647    228,108         78.65       74.21       97.08
12.50 - 12.99%          174       42,034,652         11.54        5.769        631    241,578         79.55       69.07       99.02
13.00 - 13.49%          244       49,945,706         13.72        6.246        635    204,696         79.79       46.40       97.40
13.50 - 13.99%          336       69,806,672         19.17        6.771        618    207,758         82.43       53.72       95.35
14.00 - 14.49%          269       51,300,994         14.09        7.251        606    190,710         83.87       49.73       92.64
14.50 - 14.99%          344       59,527,355         16.35        7.750        599    173,045         84.64       42.82       89.74
15.00 - 15.49%          198       30,355,076          8.34        8.233        585    153,308         84.12       47.77       86.42
15.50 - 15.99%          168       25,162,408          6.91        8.730        576    149,776         84.20       35.99       86.96
16.00% & Above          144       20,431,037          5.61        9.672        551    141,882         79.52       33.29       91.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                1,944     $364,137,052        100.00%       7.167%       609   $187,313         82.27%      50.11%      93.31%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin


                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                  Number Of     Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Margin              Loans        Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below               3       $685,470          0.19%       7.286%       566   $228,490         77.11%      63.44%     100.00%
5.00 - 5.49%              832    156,569,196         43.00        6.778        612    188,184         83.77       74.91       92.09
5.50 - 5.99%              877    169,494,295         46.55        7.324        615    193,266         82.51       25.05       93.37
6.00 - 6.49%              146     25,055,183          6.88        7.948        571    171,611         76.96       54.32       98.03
6.50 - 6.99%               77     11,234,162          3.09        8.170        560    145,898         70.66       69.76       98.02
7.00% & Above               9      1,098,746          0.30       10.143        548    122,083         73.34       78.92      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,944   $364,137,052        100.00%       7.167%       609   $187,313         82.27%      50.11%      93.31%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Fixed Rate Mortgage Loans

Scheduled Principal Balance:                                        $159,187,593
Number of Mortgage Loans:                                                  1,066
Average Scheduled Principal Balance:                                    $149,332
Weighted Average Gross Coupon:                                            7.144%
Weighted Average Net Coupon:((1))                                         6.639%
Weighted Average Original FICO Score:                                        643
Weighted Average Original LTV Ratio:                                      69.71%
Weighted Average Original Combined LTV Ratio:                             75.10%
Weighted Average Stated Remaining Term (months):                             337
Weighted Average Seasoning (months):                                           1

    (1) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.


                    Distribution by Current Principal Balance


                                                                            Weighted               Weighted
                                                  Pct. Of Pool   Weighted     Avg.       Avg         Avg.
Current Principal     Number Of     Principal     By Principal  Avg. Gross  Current   Principal    Combined    Pct. Full  Pct. Owner
Balance                 Loans        Balance        Balance       Coupon      Fico     Balance   Original LTV     Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below               103     $4,132,987          2.60%     10.293%      645    $40,126         91.11%     56.39%     96.46%
$50,001 - $75,000             185     11,672,479          7.33       8.957       627     63,094         82.36      61.22      92.08
$75,001 - $100,000            193     16,964,662         10.66       7.929       624     87,900         76.90      68.45      93.44
$100,001 - $125,000           117     13,126,680          8.25       7.427       628    112,194         72.36      70.37      91.36
$125,001 - $150,000           101     14,059,984          8.83       7.196       623    139,208         73.11      57.30      96.11
$150,001 - $200,000           130     22,929,276         14.40       6.912       636    176,379         73.74      54.54      94.88
$200,001 - $250,000            58     13,096,343          8.23       6.851       637    225,799         70.24      50.94      98.32
$250,001 - $300,000            70     19,237,150         12.08       6.568       660    274,816         73.57      51.83      98.44
$300,001 - $350,000            31     10,053,555          6.32       6.413       659    324,308         78.07      70.61      93.59
$350,001 - $400,000            34     12,679,366          7.97       6.469       654    372,923         75.63      64.82      96.85
$400,001 & Above               44     21,235,111         13.34       6.398       674    482,616         73.67      62.56      97.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,066   $159,187,593        100.00%      7.144%      643   $149,332         75.10%     60.39%     95.57%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Current Rate

                                                                          Weighted               Weighted
                                               Pct. Of Pool    Weighted     Avg.       Avg         Avg.
                 Number Of       Principal     By Principal   Avg. Gross  Current   Principal    Combined     Pct. Full   Pct. Owner
Current Rate       Loans          Balance        Balance        Coupon      Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.50 - 5.99%             111      $28,529,739         17.92%       5.934%      689   $257,025         69.83%      69.01%      97.79%
6.00 - 6.49%             156       31,633,296         19.87        6.219       658    202,778         68.61       73.40       98.22
6.50 - 6.99%             209       37,605,730         23.62        6.729       640    179,932         73.78       56.21       97.19
7.00 - 7.49%             114       16,713,960         10.50        7.222       629    146,614         76.35       47.08       96.09
7.50 - 7.99%             116       16,106,328         10.12        7.739       609    138,848         78.68       58.91       93.47
8.00 - 8.49%              65        7,034,652          4.42        8.244       602    108,225         76.93       42.61       80.71
8.50 - 8.99%              53        5,791,866          3.64        8.707       585    109,280         78.27       64.65       78.13
9.00% & Above            242       15,772,024          9.91       10.421       631     65,174         93.76       50.62       96.97
------------------------------------------------------------------------------------------------------------------------------------
Total:                 1,066     $159,187,593        100.00%       7.144%      643   $149,332         75.10%      60.39%      95.57%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Credit Score


                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Credit Score      Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above              60      $12,653,265          7.95%       6.298%       772   $210,888         67.74%      68.62%      96.04%
720 - 739                32        5,909,739          3.71        6.646        729    184,679         75.13       40.08       92.98
700 - 719                60        9,495,249          5.96        6.834        710    158,254         78.66       50.30       92.97
680 - 699                79       11,288,242          7.09        7.189        689    142,889         77.15       49.74       94.03
660 - 679               115       18,681,621         11.74        7.037        669    162,449         78.63       48.55       96.80
640 - 659               130       19,798,806         12.44        7.194        651    152,299         80.50       56.33       93.80
620 - 639               157       23,319,691         14.65        7.035        630    148,533         76.33       54.59       96.32
600 - 619               142       21,131,968         13.27        7.164        609    148,817         73.66       64.42       98.25
580 - 599               110       14,266,059          8.96        7.442        589    129,691         71.51       74.31       96.55
560 - 579                67       10,127,964          6.36        7.263        569    151,164         72.36       75.85       96.37
540 - 559                51        6,244,402          3.92        7.940        552    122,439         72.07       69.37       95.40
520 - 539                43        4,169,725          2.62        8.590        529     96,970         68.53       89.73       96.88
500 - 519                20        2,100,862          1.32        8.428        512    105,043         70.00       83.93       77.71
------------------------------------------------------------------------------------------------------------------------------------
Total:                1,066     $159,187,593        100.00%       7.144%       643   $149,332         75.10%      60.39%      95.57%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien


                                                                    Weighted               Weighted
                                        Pct. Of Pool    Weighted      Avg.       Avg         Avg.
          Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Lien        Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
First             879     $148,464,865         93.26%       6.876%       642   $168,902         73.30%      61.34%      95.25%
Second            187       10,722,729          6.74       10.853        662     57,341         99.96       47.22      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:          1,066     $159,187,593        100.00%       7.144%       643   $149,332         75.10%      60.39%      95.57%
------------------------------------------------------------------------------------------------------------------------------------


                     Distribution by Combined Original LTV

                                                                           Weighted               Weighted
                                                Pct. Of Pool   Weighted      Avg.       Avg         Avg.
Combined           Number Of      Principal     By Principal  Avg. Gross   Current   Principal    Combined    Pct. Full  Pct. Owner
Original Ltv         Loans         Balance        Balance       Coupon       Fico     Balance   Original LTV     Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             166     $25,618,557         16.09%      6.621%       647   $154,329         48.24%     58.83%     97.84%
60.01 - 70.00%             144      24,238,742         15.23       6.714        624    168,325         66.12      56.63      95.73
70.01 - 80.00%             354      61,711,718         38.77       6.803        649    174,327         77.57      65.10      94.23
80.01 - 85.00%              88      14,936,420          9.38       7.072        634    169,732         84.15      59.44      98.00
85.01 - 90.00%              90      15,615,163          9.81       7.374        636    173,502         89.51      51.55      89.70
90.01 - 95.00%              32       5,771,799          3.63       7.438        657    180,369         94.46      82.45     100.00
95.01 - 100.00%            192      11,295,195          7.10      10.742        662     58,829         99.96      48.47     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,066    $159,187,593        100.00%      7.144%       643   $149,332         75.10%     60.39%     95.57%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Original LTV

                                                                           Weighted               Weighted
                                               Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                 Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined    Pct. Full   Pct. Owner
Original Ltv       Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below           353      $36,341,286         22.83%       7.870%       652   $102,950         63.50%     55.41%      98.48%
60.01 - 70.00%           144       24,238,742         15.23        6.714        624    168,325         66.12      56.63       95.73
70.01 - 80.00%           354       61,711,718         38.77        6.803        649    174,327         77.57      65.10       94.23
80.01 - 85.00%            88       14,936,420          9.38        7.072        634    169,732         84.15      59.44       98.00
85.01 - 90.00%            90       15,615,163          9.81        7.374        636    173,502         89.51      51.55       89.70
90.01 - 95.00%            32        5,771,799          3.63        7.438        657    180,369         94.46      82.45      100.00
95.01 - 100.00%            5          572,466          0.36        8.655        651    114,493        100.00      71.89      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 1,066     $159,187,593        100.00%       7.144%       643   $149,332         75.10%     60.39%      95.57%
------------------------------------------------------------------------------------------------------------------------------------


                         Distribution by Documentation

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Documentation     Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                651      $96,131,339         60.39%       7.013%       637   $147,667         74.89%     100.00%      95.88%
Stated Doc              370       55,884,632         35.11        7.395        654    151,040         75.65        0.00       95.46
Limited Doc              45        7,171,623          4.51        6.931        646    159,369         73.57        0.00       92.12
------------------------------------------------------------------------------------------------------------------------------------
Total:                1,066     $159,187,593        100.00%       7.144%       643   $149,332         75.10%      60.39%      95.57%
------------------------------------------------------------------------------------------------------------------------------------


                            Distribution by Purpose

                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                  Number Of     Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Purpose             Loans        Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi              717   $118,978,954         74.74%       6.906%       636   $165,940         72.56%      62.31%      96.03%
Purchase                  276     30,132,013         18.93        8.200        669    109,174         85.72       49.81       93.45
Refi-No Cashout            73     10,076,626          6.33        6.795        659    138,036         73.25       69.29       96.41
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,066   $159,187,593        100.00%       7.144%       643   $149,332         75.10%      60.39%      95.57%
------------------------------------------------------------------------------------------------------------------------------------


                           Distribution by Occupancy

                                                                            Weighted               Weighted
                                                Pct. Of Pool   Weighted      Avg.       Avg         Avg.
                     Number Of    Principal     By Principal  Avg. Gross   Current   Principal    Combined    Pct. Full  Pct. Owner
Occupancy              Loans       Balance        Balance       Coupon       Fico     Balance   Original LTV     Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Primary Residence          1,008  $152,130,296         95.57%      7.121%       643   $150,923         75.04%     60.59%    100.00%
Investment Property           51     6,042,760          3.80       7.600        642    118,485         75.39      60.01       0.00
Second Home                    7     1,014,537          0.64       7.870        657    144,934         81.50      32.60       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,066  $159,187,593        100.00%      7.144%       643   $149,332         75.10%     60.39%     95.57%
------------------------------------------------------------------------------------------------------------------------------------


                         Distribution by Property Type

                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                   Number Of    Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Property Type        Loans       Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
One                        824  $119,642,388         75.16%       7.147%       641   $145,197         75.42%      59.56%      97.01%
Pud-Detached                88    14,322,203          9.00        7.182        643    162,752         77.02       71.70       96.82
2-4 Unit                    69    13,793,560          8.66        7.131        647    199,907         70.95       50.70       86.11
Condo                       62     7,947,284          4.99        7.221        663    128,182         74.47       68.12       87.38
Pud-Attached                21     3,090,120          1.94        6.784        657    147,149         73.72       68.03       96.54
Modular Home                 2       392,039          0.25        6.526        696    196,020         74.41       24.14      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,066  $159,187,593        100.00%       7.144%       643   $149,332         75.10%      60.39%      95.57%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by State

                                                                      Weighted               Weighted
                                          Pct. Of Pool    Weighted      Avg.       Avg         Avg.
            Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
State         Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                  298      $60,805,466         38.20%       6.784%       662   $204,045         72.54%      64.74%      98.53%
NY                   80       17,106,296         10.75        7.035        643    213,829         72.66       58.56       91.93
FL                  134       15,768,044          9.91        7.250        614    117,672         74.68       48.11       97.30
TX                   99        8,772,190          5.51        7.599        611     88,608         77.43       70.65       96.31
HI                   29        7,259,670          4.56        6.458        683    250,333         74.96       41.40       84.58
NJ                   30        4,891,585          3.07        7.344        616    163,053         74.88       39.00       93.96
NV                   25        4,056,423          2.55        7.293        655    162,257         78.70       26.11       85.99
MA                   22        3,490,118          2.19        7.474        636    158,642         72.52       54.78      100.00
PA                   32        3,214,659          2.02        7.437        621    100,458         79.41       77.39       91.39
AZ                   23        2,453,355          1.54        7.545        636    106,668         82.75       56.04       87.19
Other               294       31,369,787         19.71        7.730        630    106,700         79.77       67.65       95.35
------------------------------------------------------------------------------------------------------------------------------------
Total:            1,066     $159,187,593        100.00%       7.144%       643   $149,332         75.10%      60.39%      95.57%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Zip

                                                                         Weighted               Weighted
                                             Pct. Of Pool    Weighted      Avg.       Avg         Avg.
               Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Zip              Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
96708                    3       $1,355,089          0.85%       5.884%       719   $451,696         66.81%       0.00%     100.00%
11236                    4        1,173,003         00.74        7.319        617    293,251         74.37       56.09      100.00
90706                    3        1,140,416         00.72        6.506        644    380,139         84.15       68.14      100.00
96706                    6        1,049,651         00.66        7.170        690    174,942         78.10       54.85       90.48
93012                    2          923,896         00.58        6.494        638    461,948         77.52      100.00      100.00
94509                    3          905,004         00.57        6.531        670    301,668         86.17       42.46      100.00
33177                    5          816,102         00.51        6.972        646    163,220         76.01       12.54      100.00
92883                    2          806,658         00.51        7.079        642    403,329         85.45      100.00      100.00
94544                    2          724,693         00.46        6.153        684    362,347         83.86      100.00      100.00
11717                    3          712,819         00.45        6.861        645    237,606         76.58       38.09      100.00
Other                1,033      149,580,263         93.96        7.174        642    144,802         74.89       60.77       95.35
------------------------------------------------------------------------------------------------------------------------------------
Total:               1,066     $159,187,593        100.00%       7.144%       643   $149,332         75.10%      60.39%      95.57%
------------------------------------------------------------------------------------------------------------------------------------


                       Distribution by Delinquency (ABS)

                                                                         Weighted               Weighted
                                             Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Delinquency    Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
(ABS)            Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Current              1,066     $159,187,593        100.00%       7.144%       643   $149,332         75.10%      60.39%      95.57%
------------------------------------------------------------------------------------------------------------------------------------
Total:               1,066     $159,187,593        100.00%       7.144%       643   $149,332         75.10%      60.39%      95.57%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity

                                                                         Weighted               Weighted
Remaining                                    Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Months To      Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Maturity         Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                109      $12,242,013          7.69%       7.093%       633   $112,312         68.83%      54.06%      91.17%
181 - 240              138       10,022,718          6.30        8.260        651     72,628         77.10       68.52       99.37
241 - 360              819      136,922,862         86.01        7.067        644    167,183         75.51       60.36       95.68
------------------------------------------------------------------------------------------------------------------------------------
Total:               1,066     $159,187,593        100.00%       7.144%       643   $149,332         75.10%      60.39%      95.57%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   The Group I Adjustable Rate Mortgage Loans

Scheduled Principal Balance:                                        $246,453,661
Number of Mortgage Loans:                                                  1,455
Average Scheduled Principal Balance:                                    $169,384
Weighted Average Gross Coupon:                                            7.153%
Weighted Average Net Coupon: ((1))                                        6.648%
Weighted Average Original FICO Score:                                        610
Weighted Average Original LTV Ratio:                                      81.77%
Weighted Average Combined Original LTV Ratio:                             81.77%
Weighted Average Stated Remaining Term (months):                             359
Weighted Average Seasoning(months):                                            1
Weighted Average Months to Roll:                                              23
Weighted Average Gross Margin:                                             5.53%
Weighted Average Initial Rate Cap:                                         1.50%
Weighted Average Periodic Rate Cap:                                        1.50%
Weighted Average Gross Maximum Lifetime Rate:                             14.15%

    (1) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.


                    Distribution by Current Principal Balance

                                                                            Weighted               Weighted
Current                                           Pct. Of Pool   Weighted     Avg.       Avg         Avg.
Principal             Number Of     Principal     By Principal  Avg. Gross  Current   Principal    Combined    Pct. Full  Pct. Owner
Balance                 Loans        Balance        Balance       Coupon      Fico     Balance   Original LTV     Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                 5       $249,827          0.10%      7.980%      544    $49,965         50.80%    100.00%    100.00%
$50,001 - $75,000              92      5,821,234          2.36       8.105       578     63,274         79.42      62.81      85.21
$75,001 - $100,000            199     17,408,687          7.06       7.465       599     87,481         82.50      66.64      93.12
$100,001 - $125,000           225     25,407,949         10.31       7.410       600    112,924         80.79      61.80      89.70
$125,001 - $150,000           172     23,706,663          9.62       7.204       611    137,829         80.42      54.94      90.49
$150,001 - $200,000           302     52,793,786         21.42       7.235       605    174,814         80.66      52.91      95.50
$200,001 - $250,000           193     43,193,456         17.53       7.194       612    223,800         82.64      46.01      92.48
$250,001 - $300,000           172     46,749,267         18.97       6.820       618    271,798         82.75      44.60      94.31
$300,001 - $350,000            80     25,299,274         10.27       6.829       621    316,241         82.94      42.61      97.48
$350,001 - $400,000            13      4,834,047          1.96       6.888       623    371,850         83.50      14.82      83.96
$400,001 & Above                2        989,472          0.40       7.227       706    494,736         85.00     100.00      46.78
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,455   $246,453,661        100.00%      7.153%      610   $169,384         81.77%     50.87%     93.04%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Current Rate


                                                                         Weighted               Weighted
                                             Pct. Of Pool    Weighted      Avg.       Avg         Avg.
               Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Current Rate     Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below            7       $1,431,648          0.58%       4.860%       651   $204,521         78.71%      61.11%     100.00%
5.00 - 5.49%            43        8,491,787          3.45        5.333        647    197,483         78.26       80.83      100.00
5.50 - 5.99%           130       26,501,523         10.75        5.757        635    203,858         79.61       69.99       98.45
6.00 - 6.49%           207       37,874,827         15.37        6.250        635    182,970         79.55       45.27       96.86
6.50 - 6.99%           266       46,686,604         18.94        6.760        622    175,514         81.47       58.03       94.77
7.00 - 7.49%           220       37,442,302         15.19        7.247        606    170,192         82.82       49.95       92.45
7.50 - 7.99%           228       37,508,046         15.22        7.761        596    164,509         84.01       40.19       89.27
8.00 - 8.49%           146       21,167,953          8.59        8.229        585    144,986         84.16       46.47       87.49
8.50 - 8.99%           108       15,644,195          6.35        8.723        576    144,854         84.45       37.51       87.26
9.00% & Above          100       13,704,776          5.56        9.688        555    137,048         79.88       39.13       88.18
------------------------------------------------------------------------------------------------------------------------------------
Total:               1,455     $246,453,661        100.00%       7.153%       610   $169,384         81.77%      50.87%      93.04%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Credit Score

                                                                         Weighted               Weighted
                                             Pct. Of Pool    Weighted      Avg.       Avg         Avg.
               Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Credit Score     Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above             27       $5,150,486          2.09%       6.631%       763   $190,759         83.83%      34.65%      77.59%
720 - 739               14        1,996,411          0.81        6.676        731    142,601         83.22       18.36       70.86
700 - 719               31        5,060,505          2.05        6.926        709    163,242         83.02       18.93       72.91
680 - 699               60       10,457,819          4.24        6.824        688    174,297         84.09       22.11       86.37
660 - 679               58       11,023,762          4.47        6.740        669    190,065         85.45       18.90       93.27
640 - 659              200       38,464,693         15.61        6.525        647    192,323         82.31       39.50       88.55
620 - 639              219       40,158,906         16.29        6.780        629    183,374         84.07       47.90       95.26
600 - 619              198       34,035,661         13.81        7.006        609    171,897         83.65       60.51       93.38
580 - 599              186       30,606,522         12.42        7.099        589    164,551         80.17       61.18       93.00
560 - 579              130       19,285,105          7.83        7.631        569    148,347         78.89       56.95       97.45
540 - 559              150       23,910,061          9.70        7.803        550    159,400         80.65       66.11       98.34
520 - 539              119       17,847,719          7.24        8.394        530    149,981         78.16       63.19       99.36
500 - 519               63        8,456,011          3.43        8.542        510    134,222         74.07       71.57       97.84
------------------------------------------------------------------------------------------------------------------------------------
Total:               1,455     $246,453,661        100.00%       7.153%       610   $169,384         81.77%      50.87%      93.04%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien

                                                                   Weighted               Weighted
                                       Pct. Of Pool    Weighted      Avg.       Avg         Avg.
         Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Lien       Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
First          1,455     $246,453,661        100.00%       7.153%       610   $169,384         81.77%      50.87%      93.04%
------------------------------------------------------------------------------------------------------------------------------------
Total:         1,455     $246,453,661        100.00%       7.153%       610   $169,384         81.77%      50.87%      93.04%
------------------------------------------------------------------------------------------------------------------------------------


                     Distribution by Combined Original LTV

                                                                         Weighted               Weighted
                                             Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Combined         Number Of     Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Original Ltv       Loans        Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below            63     $9,012,540          3.66%       7.025%       579   $143,056         49.39%      44.91%      93.61%
60.01 - 70.00%            86     12,904,573          5.24        7.515        567    150,053         66.64       42.50       95.42
70.01 - 80.00%           637    108,721,684         44.11        6.821        619    170,678         78.97       46.99       96.72
80.01 - 85.00%           254     46,711,251         18.95        7.410        587    183,903         84.56       59.50       89.29
85.01 - 90.00%           293     48,767,668         19.79        7.462        619    166,443         89.62       50.15       84.78
90.01 - 95.00%            99     17,507,584          7.10        7.251        632    176,844         94.77       63.56      100.00
95.01 - 100.00%           23      2,828,362          1.15        8.514        673    122,972         99.86       48.76      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 1,455   $246,453,661        100.00%       7.153%       610   $169,384         81.77%      50.87%      93.04%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Original LTV

                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                  Number Of     Principal     By Principal   Avg. Gross   Current   Principal    Combined    Pct. Full   Pct. Owner
Original Ltv        Loans        Balance        Balance        Coupon       Fico     Balance   Original LTV     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             63     $9,012,540          3.66%       7.025%       579   $143,056         49.39%     44.91%      93.61%
60.01 - 70.00%             86     12,904,573          5.24        7.515        567    150,053         66.64      42.50       95.42
70.01 - 80.00%            637    108,721,684         44.11        6.821        619    170,678         78.97      46.99       96.72
80.01 - 85.00%            254     46,711,251         18.95        7.410        587    183,903         84.56      59.50       89.29
85.01 - 90.00%            293     48,767,668         19.79        7.462        619    166,443         89.62      50.15       84.78
90.01 - 95.00%             99     17,507,584          7.10        7.251        632    176,844         94.77      63.56      100.00
95.01 - 100.00%            23      2,828,362          1.15        8.514        673    122,972         99.86      48.76      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,455   $246,453,661        100.00%       7.153%       610   $169,384         81.77%     50.87%      93.04%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         Distribution by Documentation


                                                                         Weighted               Weighted
                                             Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                 Number Of     Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Documentation      Loans        Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                 794   $125,373,099         50.87%       6.967%       597   $157,901         82.36%     100.00%      94.05%
Stated Doc               614    112,944,010         45.83        7.373        625    183,948         81.04        0.00       91.96
Limited Doc               47      8,136,552          3.30        6.973        612    173,118         82.78        0.00       92.37
------------------------------------------------------------------------------------------------------------------------------------
Total:                 1,455   $246,453,661        100.00%       7.153%       610   $169,384         81.77%      50.87%      93.04%
------------------------------------------------------------------------------------------------------------------------------------


                            Distribution by Purpose

                                                                           Weighted               Weighted
                                                Pct. Of Pool   Weighted      Avg.       Avg         Avg.
                  Number Of       Principal     By Principal  Avg. Gross   Current   Principal    Combined    Pct. Full   Pct. Owner
Purpose             Loans          Balance        Balance       Coupon       Fico     Balance   Original LTV     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi              799     $137,600,844         55.83%      7.245%       592   $172,216         80.60%     57.78%      94.46%
Purchase                  577       97,664,615         39.63       7.018        637    169,263         83.17      37.97       91.07
Refi-No Cashout            79       11,188,201          4.54       7.206        592    141,623         83.94      78.51       92.69
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,455     $246,453,661        100.00%      7.153%       610   $169,384         81.77%     50.87%      93.04%
------------------------------------------------------------------------------------------------------------------------------------


                           Distribution by Occupancy

                                                                           Weighted               Weighted
                                                Pct. Of Pool   Weighted      Avg.       Avg         Avg.
                     Number Of     Principal    By Principal  Avg. Gross   Current   Principal    Combined    Pct. Full   Pct. Owner
Occupancy              Loans        Balance       Balance       Coupon       Fico     Balance   Original LTV     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Primary Residence          1,345   $229,297,099        93.04%      7.112%       607   $170,481         81.65%     51.43%     100.00%
Investment Property           96     15,408,841         6.25       7.663        652    160,509         83.48      43.56        0.00
Second Home                   14      1,747,721         0.71       8.083        596    124,837         82.51      42.48        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,455   $246,453,661       100.00%      7.153%       610   $169,384         81.77%     50.87%      93.04%
------------------------------------------------------------------------------------------------------------------------------------


                         Distribution by Property Type

                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                  Number Of     Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Property Type       Loans        Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
One                     1,063   $173,521,286         70.41%       7.180%       605   $163,237         81.81%      53.38%      94.79%
2-4 Unit                  112     26,043,049         10.57        7.265        628    232,527         82.61       32.66       78.92
Pud-Detached              133     22,957,131          9.31        6.883        609    172,610         81.28       58.42       92.90
Condo                      99     15,662,583          6.36        6.991        628    158,208         80.82       46.70       96.51
Pud-Attached               46      7,825,327          3.18        7.327        620    170,116         81.64       44.96       94.31
Modular Home                2        444,286          0.18        6.854        649    222,143         78.69        0.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,455   $246,453,661        100.00%       7.153%       610   $169,384         81.77%      50.87%      93.04%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by State

                                                                     Weighted               Weighted
                                         Pct. Of Pool    Weighted      Avg.       Avg         Avg.
           Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
State        Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                 351      $77,147,394         31.30%       6.705%       617   $219,793         80.15%      50.39%      95.15%
FL                 132       18,611,264          7.55        7.490        601    140,994         82.44       40.89       91.30
MA                  51       11,509,715          4.67        6.964        629    225,681         80.40       29.30       91.81
IL                  61       10,655,639          4.32        7.739        602    174,683         84.53       48.97       88.04
NJ                  50       10,613,634          4.31        7.284        597    212,273         81.09       47.09       96.60
NY                  45       10,609,618          4.30        7.214        588    235,769         80.03       37.46       97.41
TX                  92       10,427,113          4.23        7.785        595    113,338         81.41       52.73       95.51
NV                  36        7,056,121          2.86        7.177        632    196,003         81.12       37.62       85.56
MD                  35        6,427,827          2.61        7.326        602    183,652         77.76       68.27      100.00
WA                  40        6,256,058          2.54        6.903        617    156,401         81.32       65.01       95.96
Other              562       77,139,277         31.30        7.360        609    137,259         83.87       57.97       90.67
------------------------------------------------------------------------------------------------------------------------------------
Total:           1,455     $246,453,661        100.00%       7.153%       610   $169,384         81.77%      50.87%      93.04%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Zip

                                                                        Weighted               Weighted
                                            Pct. Of Pool    Weighted      Avg.       Avg         Avg.
              Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Zip             Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
60639                   6       $1,511,292          0.61%       7.159%       593   $251,882         85.28%      71.18%      82.91%
93535                   7        1,317,832         00.53        7.135        619    188,262         85.92       41.27      100.00
92345                   7        1,292,819         00.52        7.242        619    184,688         85.69       56.37      100.00
91710                   4        1,190,401         00.48        6.947        588    297,600         83.96       73.60      100.00
90805                   4        1,173,538         00.48        6.065        625    293,385         81.07       72.73      100.00
92376                   6        1,039,622         00.42        6.750        584    173,270         74.89       53.00      100.00
33024                   6          975,150         00.40        7.527        617    162,525         87.45       00.00      100.00
92335                   5          968,843         00.39        6.860        627    193,769         82.87       40.85      100.00
02136                   3          967,966         00.39        7.206        645    322,655         85.18       00.00       59.66
94513                   3          897,500         00.36        5.831        639    299,167         85.04      100.00      100.00
Other               1,404      235,118,698         95.40        7.166        610    167,463         81.67       50.80       92.98
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,455     $246,453,661        100.00%       7.153%       610   $169,384         81.77%      50.87%      93.04%
------------------------------------------------------------------------------------------------------------------------------------


                       Distribution by Delinquency (ABS)

                                                                         Weighted               Weighted
                                             Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Delinquency    Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
(ABS)            Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Current              1,455     $246,453,661        100.00%       7.153%       610   $169,384         81.77%      50.87%      93.04%
------------------------------------------------------------------------------------------------------------------------------------
Total:               1,455     $246,453,661        100.00%       7.153%       610   $169,384         81.77%      50.87%      93.04%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity


                                                                        Weighted               Weighted
Remaining                                   Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Months To     Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Maturity        Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
241 - 360           1,455     $246,453,661        100.00%       7.153%       610   $169,384         81.77%      50.87%      93.04%
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,455     $246,453,661        100.00%       7.153%       610   $169,384         81.77%      50.87%      93.04%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Distribution by Amortization Type

                                                                         Weighted               Weighted
                                             Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Amortization     Number Of     Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Type               Loans        Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 Year ARM             1,226   $200,231,567         81.25%       7.305%       603   $163,321         81.57%      51.04%      92.00%
2 Year ARM IO            153     34,088,792         13.83        6.391        642    222,803         82.83       51.23      100.00
3 Year ARM                72     11,024,910          4.47        6.865        634    153,124         81.51       44.04       89.72
3 Year ARM IO              4      1,108,392          0.45        6.016        639    277,098         88.69       77.67      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 1,455   $246,453,661        100.00%       7.153%       610   $169,384         81.77%      50.87%      93.04%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Initial Periodic Cap

                                                                         Weighted               Weighted
Initial                                      Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Periodic       Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Cap              Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                    8       $1,329,150          0.54%       7.149%       617   $166,144         84.07%      39.08%      87.97%
1.50%                1,447      245,124,511         99.46        7.153        610    169,402         81.76       50.93       93.07
------------------------------------------------------------------------------------------------------------------------------------
Total:               1,455     $246,453,661        100.00%       7.153%       610   $169,384         81.77%      50.87%      93.04%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Periodic Cap

                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Periodic        Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Cap               Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                     8       $1,329,150          0.54%       7.149%       617   $166,144         84.07%      39.08%      87.97%
1.50%                 1,447      245,124,511         99.46        7.153        610    169,402         81.76       50.93       93.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                1,455     $246,453,661        100.00%       7.153%       610   $169,384         81.77%      50.87%      93.04%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Months to Rate Reset

                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Months To         Number Of     Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Rate Reset          Loans        Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
13 - 24                 1,379   $234,320,359         95.08%       7.172%       609   $169,920         81.75%      51.07%      93.16%
25 - 36                    76     12,133,302          4.92        6.787        634    159,649         82.16       47.12       90.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,455   $246,453,661        100.00%       7.153%       610   $169,384         81.77%      50.87%      93.04%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Distribution by Life Maximum Rate

                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Life Maximum      Number Of     Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Rate                Loans        Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.99% & Below              8     $1,530,992          0.62%       4.908%       650   $191,374         79.12%      63.63%     100.00%
12.00 - 12.49%             44      8,784,012          3.56        5.365        645    199,637         78.65       81.47      100.00
12.50 - 12.99%            132     26,818,595         10.88        5.771        635    203,171         79.60       69.27       98.47
13.00 - 13.49%            206     37,582,602         15.25        6.249        636    182,440         79.47       44.85       96.83
13.50 - 13.99%            265     46,631,430         18.92        6.768        622    175,968         81.51       57.82       94.76
14.00 - 14.49%            220     37,442,302         15.19        7.247        606    170,192         82.82       49.95       92.45
14.50 - 14.99%            226     37,146,805         15.07        7.761        596    164,366         84.00       40.58       89.16
15.00 - 15.49%            146     21,167,953          8.59        8.229        585    144,986         84.16       46.47       87.49
15.50 - 15.99%            109     15,804,120          6.41        8.733        576    144,992         84.41       37.13       86.37
16.00% & Above             99     13,544,850          5.50        9.687        554    136,817         79.87       39.59       89.22
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,455   $246,453,661        100.00%       7.153%       610   $169,384         81.77%      50.87%      93.04%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Margin

                                                                         Weighted               Weighted
                                             Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                 Number Of     Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Margin             Loans        Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below              3       $685,470          0.28%       7.286%       566   $228,490         77.11%      63.44%     100.00%
5.00 - 5.49%             635    104,856,720         42.55        6.756        613    165,129         83.07       77.02       91.12
5.50 - 5.99%             653    116,445,901         47.25        7.317        617    178,325         81.96       24.67       93.80
6.00 - 6.49%             100     15,563,285          6.31        7.953        569    155,633         78.32       58.72       97.44
6.50 - 6.99%              56      7,960,875          3.23        8.085        562    142,158         70.11       70.31       97.21
7.00% & Above              8        941,409          0.38        9.966        554    117,676         73.90       75.40      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 1,455   $246,453,661        100.00%       7.153%       610   $169,384         81.77%      50.87%      93.04%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      The Group I Fixed Rate Mortgage Loans

Scheduled Principal Balance:                                        $106,159,685
Number of Mortgage Loans:                                                    781
Average Scheduled Principal Balance:                                    $135,928
Weighted Average Gross Coupon:                                            7.218%
Weighted Average Net Coupon: ((1))                                        6.713%
Weighted Average Original FICO Score:                                        643
Weighted Average Original LTV Ratio:                                      67.29%
Weighted Average Combined Original LTV Ratio:                             74.96%
Weighted Average Stated Remaining Term (months):                             334
Weighted Average Seasoning(months):                                            1

    (1) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.


                    Distribution by Current Principal Balance

                                                                            Weighted               Weighted
Current                                          Pct. Of Pool   Weighted      Avg.       Avg         Avg.
Principal            Number Of     Principal     By Principal  Avg. Gross   Current   Principal    Combined    Pct. Full  Pct. Owner
Balance                Loans        Balance        Balance       Coupon       Fico     Balance   Original LTV     Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below               87     $3,451,223          3.25%     10.501%       646    $39,669         92.31%     53.08%     98.56%
$50,001 - $75,000            123      7,813,128          7.36       9.408        639     63,521         86.22      56.43      97.72
$75,001 - $100,000           139     12,262,016         11.55       7.986        634     88,216         77.21      70.66      94.34
$100,001 - $125,000           86      9,645,748          9.09       7.291        639    112,160         72.23      72.36      93.00
$125,001 - $150,000           80     11,175,249         10.53       7.030        625    139,691         71.58      59.97      97.54
$150,001 - $200,000          119     20,996,572         19.78       6.844        636    176,442         72.92      57.97      95.90
$200,001 - $250,000           47     10,592,283          9.98       6.668        644    225,368         69.20      50.01      97.93
$250,001 - $300,000           62     17,062,075         16.07       6.433        665    275,195         72.45      51.92      98.24
$300,001 - $350,000           25      8,001,535          7.54       6.367        661    320,061         77.13      75.91      91.94
$350,001 - $400,000            7      2,632,399          2.48       6.948        625    376,057         78.81      43.16      84.81
$400,001 & Above               6      2,527,457          2.38       6.494        642    421,243         77.97      33.33     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       781   $106,159,685        100.00%      7.218%       643   $135,928         74.96%     59.31%     95.95%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Current Rate


                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Current Rate      Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.50 - 5.99%             83      $17,496,756         16.48%       5.921%       685   $210,804         68.76%      70.62%      96.40%
6.00 - 6.49%            123       20,822,359         19.61        6.215        651    169,287         67.84       71.34       97.30
6.50 - 6.99%            172       28,971,444         27.29        6.737        638    168,439         72.91       55.85       96.35
7.00 - 7.49%             84       11,488,638         10.82        7.212        634    136,769         74.88       42.89       94.32
7.50 - 7.99%             51        6,892,500          6.49        7.718        605    135,147         79.02       62.46       96.83
8.00 - 8.49%             24        2,937,425          2.77        8.214        609    122,393         73.69       37.25       88.63
8.50 - 8.99%             26        3,345,788          3.15        8.698        579    128,684         77.66       67.98       81.87
9.00% & Above           218       14,204,776         13.38       10.477        635     65,160         94.92       49.10       98.37
------------------------------------------------------------------------------------------------------------------------------------
Total:                  781     $106,159,685        100.00%       7.218%       643   $135,928         74.96%      59.31%      95.95%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Credit Score


                                                                         Weighted               Weighted
                                             Pct. Of Pool    Weighted      Avg.       Avg         Avg.
               Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Credit Score     Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above             45       $7,113,138          6.70%       6.371%       773   $158,070         68.64%      55.97%      93.86%
720 - 739               27        4,699,479          4.43        6.792        729    174,055         74.72       42.22       92.89
700 - 719               48        6,438,333          6.06        6.970        710    134,132         76.85       57.30       98.98
680 - 699               62        7,463,625          7.03        7.437        689    120,381         78.81       53.81       94.81
660 - 679               88       11,579,147         10.91        7.310        669    131,581         79.08       40.70       96.98
640 - 659              102       13,794,985         12.99        7.329        651    135,245         80.50       53.86       92.32
620 - 639              120       16,199,121         15.26        7.098        630    134,993         76.29       55.76       96.07
600 - 619              107       15,181,267         14.30        7.140        609    141,881         72.80       65.96       99.09
580 - 599               70        8,814,282          8.30        7.344        589    125,918         70.61       71.71       99.05
560 - 579               47        7,084,051          6.67        7.168        570    150,724         70.64       79.92       96.98
540 - 559               24        3,364,501          3.17        7.781        552    140,188         70.63       68.17       98.22
520 - 539               28        2,833,540          2.67        8.649        530    101,198         68.53       88.19       95.40
500 - 519               13        1,594,216          1.50        8.385        513    122,632         70.99       83.58       74.92
------------------------------------------------------------------------------------------------------------------------------------
Total:                 781     $106,159,685        100.00%       7.218%       643   $135,928         74.96%      59.31%      95.95%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien


                                                                      Weighted               Weighted
                                          Pct. Of Pool    Weighted      Avg.       Avg         Avg.
            Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Lien          Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
First               606      $95,984,064         90.41%       6.831%       641   $158,390         72.31%      60.59%      95.52%
Second              175       10,175,621          9.59       10.870        662     58,146         99.96       47.28      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:              781     $106,159,685        100.00%       7.218%       643   $135,928         74.96%      59.31%      95.95%
------------------------------------------------------------------------------------------------------------------------------------


                     Distribution by Combined Original LTV

                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Combined        Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Original Ltv      Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below          126      $17,700,105         16.67%       6.600%       641   $140,477         48.71%      62.20%      98.08%
60.01 - 70.00%          106       17,707,886         16.68        6.621        626    167,056         66.01       54.79       96.21
70.01 - 80.00%          249       41,203,137         38.81        6.795        651    165,474         77.63       59.06       93.42
80.01 - 85.00%           53        8,624,921          8.12        7.017        631    162,734         84.29       75.85       97.88
85.01 - 90.00%           47        7,032,611          6.62        7.409        628    149,630         89.55       50.37       94.43
90.01 - 95.00%           22        3,305,726          3.11        7.712        646    150,260         94.68       83.95      100.00
95.01 - 100.00%         178       10,585,300          9.97       10.785        662     59,468         99.96       47.80      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  781     $106,159,685        100.00%       7.218%       643   $135,928         74.96%      59.31%      95.95%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Original LTV

                                                                         Weighted               Weighted
                                             Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                 Number Of     Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Original Ltv       Loans        Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below           301    $27,875,726         26.26%       8.159%       649    $92,610         67.42%      56.76%      98.78%
60.01 - 70.00%           106     17,707,886         16.68        6.621        626    167,056         66.01       54.79       96.21
70.01 - 80.00%           249     41,203,137         38.81        6.795        651    165,474         77.63       59.06       93.42
80.01 - 85.00%            53      8,624,921          8.12        7.017        631    162,734         84.29       75.85       97.88
85.01 - 90.00%            47      7,032,611          6.62        7.409        628    149,630         89.55       50.37       94.43
90.01 - 95.00%            22      3,305,726          3.11        7.712        646    150,260         94.68       83.95      100.00
95.01 - 100.00%            3        409,679          0.39        8.653        654    136,560        100.00       60.72      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   781   $106,159,685        100.00%       7.218%       643   $135,928         74.96%      59.31%      95.95%
------------------------------------------------------------------------------------------------------------------------------------


                         Distribution by Documentation

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                         Weighted               Weighted
                                             Pct. Of Pool    Weighted      Avg.       Avg         Avg.
               Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Documentation    Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc               472      $62,967,167         59.31%       7.070%       634   $133,405         74.33%     100.00%      96.08%
Stated Doc             269       36,798,367         34.66        7.515        658    136,797         76.51        0.00       96.58
Limited Doc             40        6,394,151          6.02        6.971        640    159,854         72.17        0.00       91.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                 781     $106,159,685        100.00%       7.218%       643   $135,928         74.96%      59.31%      95.95%
------------------------------------------------------------------------------------------------------------------------------------


                            Distribution by Purpose

                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                  Number Of     Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Purpose             Loans        Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi              512    $79,018,631         74.43%       6.894%       634   $154,333         71.85%      62.09%      95.56%
Purchase                  214     19,424,598         18.30        8.701        672     90,769         88.13       45.88       96.90
Refi-No Cashout            55      7,716,455          7.27        6.808        659    140,299         73.67       64.75       97.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                    781   $106,159,685        100.00%       7.218%       643   $135,928         74.96%      59.31%      95.95%
------------------------------------------------------------------------------------------------------------------------------------


                           Distribution by Occupancy

                                                                          Weighted               Weighted
                                               Pct. Of Pool    Weighted     Avg.       Avg         Avg.
                     Number Of    Principal    By Principal   Avg. Gross  Current   Principal    Combined     Pct. Full   Pct. Owner
Occupancy              Loans       Balance       Balance        Coupon      Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Primary Residence            751  $101,864,131        95.95%       7.219%      643   $135,638         74.98%      59.39%     100.00%
Investment Property           27     4,018,738         3.79        7.165       645    148,842         73.54       58.68        0.00
Second Home                    3       276,817         0.26        7.638       653     92,272         86.22       40.57        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       781  $106,159,685       100.00%       7.218%      643   $135,928         74.96%      59.31%      95.95%
------------------------------------------------------------------------------------------------------------------------------------


                         Distribution by Property Type

                                                                         Weighted               Weighted
                                             Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                 Number Of     Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Property Type      Loans        Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
One                      596    $79,466,414         74.86%       7.216%       640   $133,333         75.35%      58.72%      97.42%
2-4 Unit                  56     10,991,608         10.35        7.143        642    196,279         70.80       50.36       87.40
Pud-Detached              64      7,118,498          6.71        7.497        638    111,227         78.80       72.23      100.00
Condo                     47      6,285,581          5.92        7.215        678    133,736         74.86       70.52       88.00
Pud-Attached              16      1,905,545          1.79        6.865        649    119,097         68.74       57.72       94.38
Modular Home               2        392,039          0.37        6.526        696    196,020         74.41       24.14      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   781   $106,159,685        100.00%       7.218%       643   $135,928         74.96%      59.31%      95.95%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by State

                                                                    Weighted               Weighted
                                        Pct. Of Pool    Weighted      Avg.       Avg         Avg.
          Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
State       Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                235      $37,010,041         34.86%       7.005%       653   $157,490         72.33%      62.86%      98.23%
NY                 61       12,124,692         11.42        7.119        646    198,765         71.38       60.90       90.49
FL                 84       10,375,259          9.77        7.113        624    123,515         74.66       52.09       97.65
TX                 73        6,248,125          5.89        7.580        613     85,591         76.83       66.70       96.62
HI                 23        6,174,746          5.82        6.428        683    268,467         75.62       44.92       87.60
NJ                 20        3,215,439          3.03        7.172        614    160,772         72.29       43.47       92.77
MA                 19        2,841,746          2.68        7.557        642    149,566         71.55       47.93      100.00
NV                 19        2,590,385          2.44        7.484        650    136,336         77.50       23.06       95.66
PA                 21        2,295,371          2.16        7.273        625    109,303         79.04       77.33       93.49
VA                 11        1,945,438          1.83        7.033        618    176,858         71.45       45.19      100.00
Other             215       21,338,443         20.10        7.760        637     99,249         81.38       65.42       96.38
------------------------------------------------------------------------------------------------------------------------------------
Total:            781     $106,159,685        100.00%       7.218%       643   $135,928         74.96%      59.31%      95.95%
------------------------------------------------------------------------------------------------------------------------------------

                              Distribution by Zip

                                                                    Weighted               Weighted
                                        Pct. Of Pool    Weighted      Avg.       Avg         Avg.
          Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Zip         Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
11236               3       $1,041,356          0.98%       7.126%       620   $347,119         79.32%      63.18%     100.00%
96706               5          949,721         00.89        7.103        705    189,944         82.87       50.10      100.00
33177               5          816,102         00.77        6.972        646    163,220         76.01       12.54      100.00
96708               2          755,715         00.71        5.990        715    377,858         61.77       00.00      100.00
11717               3          712,819         00.67        6.861        645    237,606         76.58       38.09      100.00
02149               2          689,695         00.65        6.303        669    344,848         79.86       00.00      100.00
96744               2          669,317         00.63        5.875        600    334,658         75.32      100.00      100.00
11413               3          668,375         00.63        6.868        613    222,792         65.20       72.14       55.16
11702               3          603,577         00.57        7.949        683    201,192         73.02       41.38      100.00
92553               4          601,801         00.57        6.731        585    150,450         77.64      100.00      100.00
Other             749       98,651,206         92.93        7.251        642    131,711         74.94       60.27       95.95
------------------------------------------------------------------------------------------------------------------------------------
Total:            781     $106,159,685        100.00%       7.218%       643   $135,928         74.96%      59.31%      95.95%
------------------------------------------------------------------------------------------------------------------------------------


                       Distribution by Delinquency (ABS)

                                                                         Weighted               Weighted
                                             Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Delinquency    Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
(ABS)            Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Current                781     $106,159,685        100.00%       7.218%       643   $135,928         74.96%      59.31%      95.95%
------------------------------------------------------------------------------------------------------------------------------------
Total:                 781     $106,159,685        100.00%       7.218%       643   $135,928         74.96%      59.31%      95.95%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity

                                                                        Weighted               Weighted
Remaining                                   Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Months To     Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Maturity        Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                78       $8,624,170          8.12%       7.082%       639   $110,566         67.00%      53.51%      89.09%
181 - 240             119        8,415,504          7.93        8.362        647     70,719         78.17       68.11      100.00
241 - 360             584       89,120,011         83.95        7.124        643    152,603         75.43       59.04       96.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                781     $106,159,685        100.00%       7.218%       643   $135,928         74.96%      59.31%      95.95%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   The Group II Adjustable Rate Mortgage Loans

Scheduled Principal Balance:                                        $117,683,391
Number of Mortgage Loans:                                                    489
Average Scheduled Principal Balance:                                    $240,661
Weighted Average Gross Coupon:                                            7.195%
Weighted Average Net Coupon: ((1))                                        6.690%
Weighted Average Original FICO Score:                                        606
Weighted Average Original LTV Ratio:                                      83.31%
Weighted Average Combined Original LTV Ratio:                             83.31%
Weighted Average Stated Remaining Term (months):                             359
Weighted Average Seasoning(months):                                            1
Weighted Average Months to Roll:                                              23
Weighted Average Gross Margin:                                             5.54%
Weighted Average Initial Rate Cap:                                         1.50%
Weighted Average Periodic Rate Cap:                                        1.50%
Weighted Average Gross Maximum Lifetime Rate:                             14.19%

    (1) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.


                    Distribution by Current Principal Balance


                                                                            Weighted               Weighted
Current                                          Pct. Of Pool    Weighted     Avg.       Avg         Avg.
Principal             Number Of    Principal     By Principal   Avg. Gross  Current   Principal    Combined    Pct. Full  Pct. Owner
Balance                 Loans       Balance        Balance        Coupon      Fico     Balance   Original LTV     Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                 4      $199,872          0.17%       8.388%      562    $49,968         66.64%     50.00%    100.00%
$50,001 - $75,000              64     3,920,713          3.33        8.357       586     61,261         82.63      54.80      85.89
$75,001 - $100,000             59     5,076,426          4.31        8.028       582     86,041         81.47      67.69      96.25
$100,001 - $125,000            46     5,147,094          4.37        8.000       578    111,893         81.93      58.75      97.94
$125,001 - $150,000            46     6,376,767          5.42        7.849       587    138,625         83.75      62.10      95.54
$150,001 - $200,000            27     4,714,474          4.01        7.911       592    174,610         83.54      56.29      82.40
$200,001 - $250,000            26     5,953,544          5.06        7.594       579    228,982         82.17      57.59      96.05
$250,001 - $300,000            20     5,415,829          4.60        7.411       580    270,791         80.29      69.67     100.00
$300,001 - $350,000            32    10,774,483          9.16        7.131       610    336,703         82.05      40.15      96.84
$350,001 - $400,000            67    25,115,475         21.34        6.578       621    374,858         83.43      39.09      94.07
$400,001 & Above               98    44,988,716         38.23        7.017       615    459,069         84.46      45.44      92.98
-----------------------------------------------------------------------------------------------------------------------------------
Total:                        489  $117,683,391        100.00%       7.195%      606   $240,661         83.31%     48.53%     93.89%
-----------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Current Rate

                                                                        Weighted               Weighted
                                            Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                Number Of     Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Current Rate      Loans        Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below             4     $1,496,200          1.27%       4.962%       650   $374,050         85.51%      75.99%     100.00%
5.00 - 5.49%             10      3,634,072          3.09        5.292        653    363,407         78.59       55.74       89.91
5.50 - 5.99%             42     15,216,056         12.93        5.765        624    362,287         79.45       68.70      100.00
6.00 - 6.49%             38     12,403,546         10.54        6.227        632    326,409         80.82       51.26       99.14
6.50 - 6.99%             70     23,021,920         19.56        6.768        609    328,885         84.30       45.78       96.50
7.00 - 7.49%             49     13,539,388         11.50        7.237        607    276,314         87.05       50.91       95.99
7.50 - 7.99%            119     22,533,872         19.15        7.734        604    189,360         85.70       46.21       90.76
8.00 - 8.49%             53      9,593,861          8.15        8.240        587    181,016         83.53       48.62       80.42
8.50 - 8.99%             59      9,358,288          7.95        8.725        577    158,615         83.85       34.05       87.95
9.00% & Above            45      6,886,187          5.85        9.642        544    153,026         78.81       20.89       95.96
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  489   $117,683,391        100.00%       7.195%       606   $240,661         83.31%      48.53%      93.89%
-----------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Credit Score

                                                                         Weighted               Weighted
                                             Pct. Of Pool    Weighted      Avg.       Avg         Avg.
               Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Credit Score     Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above              6       $1,622,610          1.38%       7.297%       763   $270,435         87.05%       9.98%      29.55%
720 - 739                4          653,398          0.56        7.111        725    163,350         90.92        0.00       91.74
700 - 719                3        1,071,010          0.91        8.086        706    357,003         89.06        0.00        9.40
680 - 699               13        4,229,734          3.59        6.408        688    325,364         82.77       26.67       91.21
660 - 679               13        5,095,637          4.33        6.605        672    391,972         83.11       37.75       90.63
640 - 659               45       12,373,793         10.51        6.574        646    274,973         84.68       40.88       95.21
620 - 639               82       23,802,513         20.23        6.669        630    290,275         85.86       46.67       91.09
600 - 619               65       17,422,333         14.80        7.168        607    268,036         85.28       43.34       99.11
580 - 599               93       21,637,148         18.39        7.090        589    232,658         83.39       65.45       97.35
560 - 579               41        8,296,015          7.05        7.294        570    202,342         79.68       55.94       95.33
540 - 559               57       10,538,496          8.95        8.091        548    184,886         82.08       51.43       98.26
520 - 539               44        7,694,895          6.54        8.818        529    174,884         76.85       53.64       97.96
500 - 519               23        3,245,809          2.76        8.884        510    141,122         72.50       56.40      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 489     $117,683,391        100.00%       7.195%       606   $240,661         83.31%      48.53%      93.89%
-----------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien

\                                                                     Weighted               Weighted
                                          Pct. Of Pool    Weighted      Avg.       Avg         Avg.
            Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Lien          Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First               489     $117,683,391        100.00%       7.195%       606   $240,661         83.31%      48.53%      93.89%
-----------------------------------------------------------------------------------------------------------------------------------
Total:              489     $117,683,391        100.00%       7.195%       606   $240,661         83.31%      48.53%      93.89%
-----------------------------------------------------------------------------------------------------------------------------------


                     Distribution by Combined Original LTV

                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Combined          Number Of     Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Original Ltv        Loans        Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             17     $2,548,201          2.17%       7.490%       578   $149,894         51.42%      32.42%     100.00%
60.01 - 70.00%             37      8,627,837          7.33        7.207        571    233,185         66.89       25.60       92.08
70.01 - 80.00%            154     37,941,763         32.24        6.813        609    246,375         78.42       51.21       95.15
80.01 - 85.00%             89     19,955,118         16.96        7.542        586    224,215         84.45       52.64       97.12
85.01 - 90.00%            134     34,979,113         29.72        7.327        615    261,038         89.66       50.05       88.31
90.01 - 95.00%             50     12,307,984         10.46        7.310        628    246,160         94.80       46.41      100.00
95.01 - 100.00%             8      1,323,374          1.12        7.714        644    165,422        100.00       69.57      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    489   $117,683,391        100.00%       7.195%       606   $240,661         83.31%      48.53%      93.89%
-----------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Original LTV

                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                   Number Of    Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Original Ltv         Loans       Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              17    $2,548,201          2.17%       7.490%       578   $149,894         51.42%      32.42%     100.00%
60.01 - 70.00%              37     8,627,837          7.33        7.207        571    233,185         66.89       25.60       92.08
70.01 - 80.00%             154    37,941,763         32.24        6.813        609    246,375         78.42       51.21       95.15
80.01 - 85.00%              89    19,955,118         16.96        7.542        586    224,215         84.45       52.64       97.12
85.01 - 90.00%             134    34,979,113         29.72        7.327        615    261,038         89.66       50.05       88.31
90.01 - 95.00%              50    12,307,984         10.46        7.310        628    246,160         94.80       46.41      100.00
95.01 - 100.00%              8     1,323,374          1.12        7.714        644    165,422        100.00       69.57      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                     489  $117,683,391        100.00%       7.195%       606   $240,661         83.31%      48.53%      93.89%
-----------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         Distribution by Documentation

                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Documentation     Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc                261      $57,110,010         48.53%       6.954%       597   $218,812         84.25%     100.00%      97.36%
Stated Doc              200       51,888,424         44.09        7.487        616    259,442         81.86        0.00       90.14
Limited Doc              28        8,684,958          7.38        7.044        603    310,177         85.73        0.00       93.48
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  489     $117,683,391        100.00%       7.195%       606   $240,661         83.31%      48.53%      93.89%
-----------------------------------------------------------------------------------------------------------------------------------


                            Distribution by Purpose


                                                                         Weighted               Weighted
                                             Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                 Number Of     Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Purpose            Loans        Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi             288    $67,204,813         57.11%       7.263%       593   $233,350         82.14%      53.15%      95.66%
Purchase                 168     45,749,211         38.87        7.085        627    272,317         85.10       38.76       91.31
Refi-No Cashout           33      4,729,366          4.02        7.306        587    143,314         82.59       77.34       93.77
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   489   $117,683,391        100.00%       7.195%       606   $240,661         83.31%      48.53%      93.89%
-----------------------------------------------------------------------------------------------------------------------------------


                           Distribution by Occupancy

                                                                          Weighted               Weighted
                                                Pct. Of Pool   Weighted     Avg.       Avg         Avg.
                     Number Of    Principal     By Principal  Avg. Gross  Current   Principal    Combined    Pct. Full   Pct. Owner
Occupancy              Loans       Balance        Balance       Coupon      Fico     Balance   Original LTV     Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Primary Residence            457  $110,496,062         93.89%      7.158%      603   $241,786         83.27%     50.32%     100.00%
Investment Property           27     6,123,877          5.20       7.751       669    226,810         84.39      18.46        0.00
Second Home                    5     1,063,452          0.90       7.874       601    212,690         80.95      35.46        0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       489  $117,683,391        100.00%      7.195%      606   $240,661         83.31%     48.53%      93.89%
-----------------------------------------------------------------------------------------------------------------------------------


                         Distribution by Property Type


                                                                        Weighted               Weighted
                                            Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                 Number Of    Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Property Type      Loans       Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
One                      390   $90,096,061         76.56%       7.215%       601   $231,016         82.91%      49.01%      94.60%
Pud-Detached              45    15,363,526         13.05        7.078        618    341,412         85.52       51.02       91.83
2-4 Unit                  26     6,659,159          5.66        7.082        638    256,122         83.85       24.01       87.52
Condo                     17     4,079,944          3.47        7.137        616    239,997         83.90       63.32       94.24
Pud-Attached              11     1,484,700          1.26        7.860        589    134,973         80.24       62.69      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   489  $117,683,391        100.00%       7.195%       606   $240,661         83.31%      48.53%      93.89%
-----------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by State

                                                                      Weighted               Weighted
                                          Pct. Of Pool    Weighted      Avg.       Avg         Avg.
            Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
State         Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
CA                  158      $58,849,508         50.01%       6.787%       617   $372,465         83.86%      48.07%      93.98%
NJ                   16        5,075,443          4.31        7.744        578    317,215         78.13       38.78      100.00
NY                   13        4,475,921          3.80        6.629        613    344,302         83.05       35.04      100.00
FL                   40        4,402,560          3.74        7.678        597    110,064         79.17       45.59       87.39
MI                   33        3,892,563          3.31        8.277        581    117,956         83.89       71.06       95.08
IL                   19        3,705,970          3.15        7.934        590    195,051         87.54       71.12       96.94
MA                    9        3,397,655          2.89        7.373        606    377,517         79.23       22.59       95.06
NV                    9        2,869,354          2.44        7.064        641    318,817         87.09       31.43       83.27
MD                   11        2,765,114          2.35        6.956        596    251,374         78.08       60.89      100.00
VA                    9        2,444,331          2.08        7.291        584    271,592         86.98      100.00      100.00
Other               172       25,804,972         21.93        7.772        592    150,029         83.46       46.81       91.72
-----------------------------------------------------------------------------------------------------------------------------------
Total:              489     $117,683,391        100.00%       7.195%       606   $240,661         83.31%      48.53%      93.89%
-----------------------------------------------------------------------------------------------------------------------------------


                               Distribution by Zip


                                                                      Weighted               Weighted
                                          Pct. Of Pool    Weighted      Avg.       Avg         Avg.
            Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Zip           Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
94531                 3       $1,363,223          1.16%       6.517%       591   $454,408         91.45%     100.00%     100.00%
93033                 4        1,353,745         01.15        6.857        599    338,436         82.93       47.57      100.00
95023                 3        1,173,289         01.00        6.326        633    391,096         88.47       36.44      100.00
92626                 2        1,087,435         00.92        6.022        626    543,718         79.43       59.71      100.00
91403                 2          979,633         00.83        8.588        553    489,816         68.89       00.00      100.00
92336                 3          929,258         00.79        6.689        604    309,753         90.69      100.00      100.00
92610                 2          919,128         00.78        6.279        581    459,564         66.06       45.66      100.00
94538                 2          869,549         00.74        7.711        596    434,774         77.42       48.30      100.00
93021                 2          849,676         00.72        7.097        704    424,838         78.22       00.00       00.00
22554                 2          838,047         00.71        6.800        582    419,024         88.50      100.00      100.00
Other               464      107,320,406         91.19        7.229        606    231,294         83.45       47.91       94.09
-----------------------------------------------------------------------------------------------------------------------------------
Total:              489     $117,683,391        100.00%       7.195%       606   $240,661         83.31%      48.53%      93.89%
-----------------------------------------------------------------------------------------------------------------------------------


                       Distribution by Delinquency (ABS)


                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Delinquency     Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
(ABS)             Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Current                 489     $117,683,391        100.00%       7.195%       606   $240,661         83.31%      48.53%      93.89%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  489     $117,683,391        100.00%       7.195%       606   $240,661         83.31%      48.53%      93.89%
-----------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity

                                                                        Weighted               Weighted
Remaining                                   Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Months To     Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Maturity        Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
241 - 360             489     $117,683,391        100.00%       7.195%       606   $240,661         83.31%      48.53%      93.89%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                489     $117,683,391        100.00%       7.195%       606   $240,661         83.31%      48.53%      93.89%
-----------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Distribution by Amortization Type

                                                                        Weighted               Weighted
                                            Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Amortization     Number Of    Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Type               Loans       Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2 Year ARM               328   $69,862,257         59.36%       7.461%       597   $212,995         82.64%      43.91%      91.09%
2 Year ARM IO            124    40,515,578         34.43        6.710        619    326,739         84.90       58.22       99.07
3 Year ARM                31     5,527,456          4.70        7.804        614    178,305         80.24       30.48       89.37
3 Year ARM IO              6     1,778,100          1.51        5.930        630    296,350         82.92       65.16      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   489  $117,683,391        100.00%       7.195%       606   $240,661         83.31%      48.53%      93.89%
-----------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Initial Periodic Cap

                                                                     Weighted               Weighted
Initial                                  Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Periodic   Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Cap          Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.00%                4         $775,370          0.66%       7.736%       607   $193,843         75.90%      27.77%      47.54%
1.50%              485      116,908,021         99.34        7.192        606    241,047         83.36       48.67       94.20
-----------------------------------------------------------------------------------------------------------------------------------
Total:             489     $117,683,391        100.00%       7.195%       606   $240,661         83.31%      48.53%      93.89%
-----------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Periodic Cap


                                                                        Weighted               Weighted
                                            Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Periodic      Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Cap             Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.00%                   4         $775,370          0.66%       7.736%       607   $193,843         75.90%      27.77%      47.54%
1.50%                 485      116,908,021         99.34        7.192        606    241,047         83.36       48.67       94.20
-----------------------------------------------------------------------------------------------------------------------------------
Total:                489     $117,683,391        100.00%       7.195%       606   $240,661         83.31%      48.53%      93.89%
-----------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Months to Rate Reset

                                                                         Weighted               Weighted
                                             Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Months To      Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Rate Reset       Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
13 - 24                452     $110,377,835         93.79%       7.185%       605   $244,199         83.47%      49.16%      94.02%
25 - 36                 37        7,305,556          6.21        7.348        618    197,447         80.89       38.92       91.96
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 489     $117,683,391        100.00%       7.195%       606   $240,661         83.31%      48.53%      93.89%
-----------------------------------------------------------------------------------------------------------------------------------


                       Distribution by Life Maximum Rate

                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Life Maximum     Number Of      Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Rate               Loans         Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11.99% & Below             4      $1,496,200          1.27%       4.962%       650   $374,050         85.51%      75.99%     100.00%
12.00 - 12.49%            11       3,761,949          3.20        5.322        651    341,995         78.65       57.24       90.25
12.50 - 12.99%            42      15,216,056         12.93        5.765        624    362,287         79.45       68.70      100.00
13.00 - 13.49%            38      12,363,104         10.51        6.236        632    325,345         80.76       51.10       99.14
13.50 - 13.99%            71      23,175,242         19.69        6.776        609    326,412         84.30       45.48       96.52
14.00 - 14.49%            49      13,858,692         11.78        7.264        609    282,830         86.71       49.11       93.15
14.50 - 14.99%           118      22,380,550         19.02        7.732        604    189,666         85.70       46.53       90.70
15.00 - 15.49%            52       9,187,123          7.81        8.242        585    176,675         84.03       50.78       83.98
15.50 - 15.99%            59       9,358,288          7.95        8.725        577    158,615         83.85       34.05       87.95
16.00% & Above            45       6,886,187          5.85        9.642        544    153,026         78.81       20.89       95.96
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   489    $117,683,391        100.00%       7.195%       606   $240,661         83.31%      48.53%      93.89%
-----------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin

                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Margin            Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.00 - 5.49%            197      $51,712,475         43.94%       6.822%       611   $262,500         85.21%      70.62%      94.07%
5.50 - 5.99%            224       53,048,394         45.08        7.341        611    236,823         83.73       25.86       92.41
6.00 - 6.49%             46        9,491,898          8.07        7.941        573    206,346         74.72       47.11       98.99
6.50 - 6.99%             21        3,273,287          2.78        8.377        556    155,871         72.00       68.42      100.00
7.00% & Above             1          157,337          0.13       11.200        507    157,337         70.00      100.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  489     $117,683,391        100.00%       7.195%       606   $240,661         83.31%      48.53%      93.89%
-----------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Group II Fixed Rate Mortgage Loans

Scheduled Principal Balance:                                         $53,027,908
Number of Mortgage Loans:                                                    285
Average Scheduled Principal Balance:                                    $186,063
Weighted Average Gross Coupon:                                            6.994%
Weighted Average Net Coupon: ((1))                                        6.489%
Weighted Average Original FICO Score:                                        645
Weighted Average Original LTV Ratio:                                      74.54%
Weighted Average Combined Original LTV Ratio:                             75.37%
Weighted Average Stated Remaining Term (months):                             343
Weighted Average Seasoning(months):                                            2

    (1) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.

                    Distribution by Current Principal Balance


                                                                           Weighted               Weighted
Current                                         Pct. Of Pool    Weighted     Avg.       Avg         Avg.
Principal             Number Of    Principal    By Principal   Avg. Gross  Current   Principal    Combined    Pct. Full  Pct. Owner
Balance                 Loans       Balance       Balance        Coupon      Fico     Balance   Original LTV     Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                16      $681,764         1.29%       9.238%      642    $42,610         85.07%     73.16%     85.86%
$50,001 - $75,000              62     3,859,350         7.28        8.044       602     62,248         74.54      70.93      80.67
$75,001 - $100,000             54     4,702,645         8.87        7.781       598     87,086         76.08      62.69      91.09
$100,001 - $125,000            31     3,480,931         6.56        7.806       595    112,288         72.74      64.85      86.83
$125,001 - $150,000            21     2,884,736         5.44        7.838       616    137,368         79.02      46.96      90.57
$150,001 - $200,000            11     1,932,705         3.64        7.647       631    175,700         82.55      17.25      83.78
$200,001 - $250,000            11     2,504,059         4.72        7.624       609    227,642         74.65      54.87     100.00
$250,001 - $300,000             8     2,175,076         4.10        7.623       627    271,884         82.36      51.08     100.00
$300,001 - $350,000             6     2,052,019         3.87        6.593       652    342,003         81.73      49.93     100.00
$350,001 - $400,000            27    10,046,968        18.95        6.344       662    372,110         74.80      70.49     100.00
$400,001 & Above               38    18,707,655        35.28        6.385       678    492,307         73.08      66.51      97.56
-----------------------------------------------------------------------------------------------------------------------------------
Total:                        285   $53,027,908       100.00%       6.994%      645   $186,063         75.37%     62.54%     94.79%
-----------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Current Rate

                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Current Rate      Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.50 - 5.99%             28      $11,032,983         20.81%       5.956%       696   $394,035         71.53%      66.47%     100.00%
6.00 - 6.49%             33       10,810,936         20.39        6.226        673    327,604         70.09       77.39      100.00
6.50 - 6.99%             37        8,634,287         16.28        6.700        645    233,359         76.72       57.40      100.00
7.00 - 7.49%             30        5,225,322          9.85        7.242        618    174,177         79.57       56.30      100.00
7.50 - 7.99%             65        9,213,828         17.38        7.755        611    141,751         78.44       56.25       90.96
8.00 - 8.49%             41        4,097,227          7.73        8.265        596     99,932         79.25       46.45       75.03
8.50 - 8.99%             27        2,446,077          4.61        8.719        595     90,595         79.10       60.10       73.03
9.00% & Above            24        1,567,248          2.96        9.909        589     65,302         83.31       64.40       84.31
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  285      $53,027,908        100.00%       6.994%       645   $186,063         75.37%      62.54%      94.79%
-----------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Credit Score

                                                                         Weighted               Weighted
                                             Pct. Of Pool    Weighted      Avg.       Avg         Avg.
               Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Credit Score     Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above             15       $5,540,127         10.45%       6.205%       771   $369,342         66.58%      84.87%      98.83%
720 - 739                5        1,210,260          2.28        6.082        725    242,052         76.73       31.75       93.33
700 - 719               12        3,056,917          5.76        6.548        710    254,743         82.45       35.57       80.30
680 - 699               17        3,824,617          7.21        6.704        689    224,977         73.92       41.81       92.51
660 - 679               27        7,102,474         13.39        6.592        668    263,055         77.88       61.35       96.52
640 - 659               28        6,003,821         11.32        6.885        652    214,422         80.52       62.00       97.19
620 - 639               37        7,120,570         13.43        6.889        630    192,448         76.42       51.95       96.90
600 - 619               35        5,950,701         11.22        7.226        608    170,020         75.85       60.51       96.11
580 - 599               40        5,451,777         10.28        7.602        587    136,294         72.97       78.51       92.50
560 - 579               20        3,043,913          5.74        7.485        568    152,196         76.38       66.38       94.94
540 - 559               27        2,879,901          5.43        8.126        551    106,663         73.74       70.77       92.10
520 - 539               15        1,336,185          2.52        8.465        527     89,079         68.55       93.01      100.00
500 - 519                7          506,646          0.96        8.566        509     72,378         66.89       85.01       86.49
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 285      $53,027,908        100.00%       6.994%       645   $186,063         75.37%      62.54%      94.79%
-----------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien

                                                                    Weighted               Weighted
                                        Pct. Of Pool    Weighted      Avg.       Avg         Avg.
          Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Lien        Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First             273      $52,480,801         98.97%       6.957%       645   $192,237         75.11%      62.71%      94.74%
Second             12          547,107          1.03       10.532        663     45,592        100.00       46.16      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:            285      $53,027,908        100.00%       6.994%       645   $186,063         75.37%      62.54%      94.79%
-----------------------------------------------------------------------------------------------------------------------------------


                     Distribution by Combined Original LTV

                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Combined          Number Of     Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Original Ltv        Loans        Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             40     $7,918,453         14.93%       6.666%       661   $197,961         47.19%      51.29%      97.30%
60.01 - 70.00%             38      6,530,856         12.32        6.967        620    171,865         66.42       61.61       94.41
70.01 - 80.00%            105     20,508,581         38.68        6.819        646    195,320         77.44       77.22       95.85
80.01 - 85.00%             35      6,311,499         11.90        7.146        639    180,329         83.97       37.01       98.17
85.01 - 90.00%             43      8,582,552         16.18        7.345        643    199,594         89.49       52.52       85.82
90.01 - 95.00%             10      2,466,073          4.65        7.070        673    246,607         94.15       80.45      100.00
95.01 - 100.00%            14        709,895          1.34       10.103        659     50,707        100.00       58.51      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    285    $53,027,908        100.00%       6.994%       645   $186,063         75.37%      62.54%      94.79%
-----------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Original LTV

                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                   Number Of     Principal    By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Original Ltv         Loans        Balance       Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              52     $8,465,560        15.96%       6.916%       661   $162,799         50.60%      50.96%      97.48%
60.01 - 70.00%              38      6,530,856        12.32        6.967        620    171,865         66.42       61.61       94.41
70.01 - 80.00%             105     20,508,581        38.68        6.819        646    195,320         77.44       77.22       95.85
80.01 - 85.00%              35      6,311,499        11.90        7.146        639    180,329         83.97       37.01       98.17
85.01 - 90.00%              43      8,582,552        16.18        7.345        643    199,594         89.49       52.52       85.82
90.01 - 95.00%              10      2,466,073         4.65        7.070        673    246,607         94.15       80.45      100.00
95.01 - 100.00%              2        162,787         0.31        8.662        646     81,394        100.00      100.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                     285    $53,027,908       100.00%       6.994%       645   $186,063         75.37%      62.54%      94.79%
-----------------------------------------------------------------------------------------------------------------------------------


                         Distribution by Documentation

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                         Weighted               Weighted
                                             Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                 Number Of     Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Documentation      Loans        Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc                 179    $33,164,171         62.54%       6.906%       643   $185,275         75.94%     100.00%      95.52%
Stated Doc               101     19,086,265         35.99        7.164        646    188,973         73.99        0.00       93.32
Limited Doc                5        777,472          1.47        6.596        701    155,494         85.06        0.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   285    $53,027,908        100.00%       6.994%       645   $186,063         75.37%      62.54%      94.79%
-----------------------------------------------------------------------------------------------------------------------------------


                            Distribution by Purpose

                                                                          Weighted               Weighted
                                              Pct. Of Pool    Weighted      Avg.       Avg         Avg.
                   Number Of    Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Purpose              Loans       Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi               205   $39,960,322         75.36%       6.929%       639   $194,928         73.97%      62.77%      96.95%
Purchase                    62    10,707,415         20.19        7.291        664    172,700         81.35       56.93       87.20
Refi-No Cashout             18     2,360,171          4.45        6.752        659    131,121         71.88       84.14       92.62
-----------------------------------------------------------------------------------------------------------------------------------
Total:                     285   $53,027,908        100.00%       6.994%       645   $186,063         75.37%      62.54%      94.79%
-----------------------------------------------------------------------------------------------------------------------------------


                           Distribution by Occupancy

                                                                           Weighted               Weighted
                                                 Pct. Of Pool   Weighted     Avg.       Avg         Avg.
                      Number Of    Principal     By Principal  Avg. Gross  Current   Principal    Combined    Pct. Full   Pct. Owner
Occupancy               Loans       Balance        Balance       Coupon      Fico     Balance   Original LTV     Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Primary Residence             257   $50,266,165         94.79%      6.921%      645   $195,588         75.16%     63.02%     100.00%
Investment Property            24     2,024,022          3.82       8.464       634     84,334         79.07      62.65        0.00
Second Home                     4       737,721          1.39       7.957       659    184,430         79.73      29.61        0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                        285   $53,027,908        100.00%      6.994%      645   $186,063         75.37%     62.54%      94.79%
-----------------------------------------------------------------------------------------------------------------------------------


                         Distribution by Property Type

                                                                         Weighted               Weighted
                                             Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Property          Number Of    Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Type                Loans       Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
One                       228   $40,175,974         75.76%       7.010%       644   $176,210         75.57%      61.22%      96.20%
Pud-Detached               24     7,203,705         13.58        6.871        647    300,154         75.26       71.17       93.67
2-4 Unit                   13     2,801,952          5.28        7.083        669    215,535         71.54       52.06       81.08
Condo                      15     1,661,702          3.13        7.240        606    110,780         72.99       59.07       85.03
Pud-Attached                5     1,184,575          2.23        6.654        670    236,915         81.73       84.60      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    285   $53,027,908        100.00%       6.994%       645   $186,063         75.37%      62.54%      94.79%
-----------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by State

                                                                       Weighted               Weighted
                                           Pct. Of Pool    Weighted      Avg.       Avg         Avg.
             Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
State          Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
CA                    63      $23,795,426         44.87%       6.441%       676   $377,705         72.88%      67.65%      98.99%
FL                    50        5,392,785         10.17        7.513        594    107,856         74.72       40.45       96.63
NY                    19        4,981,603          9.39        6.830        635    262,190         75.78       52.86       95.43
TX                    26        2,524,066          4.76        7.644        605     97,079         78.91       80.45       95.53
NJ                    10        1,676,146          3.16        7.673        621    167,615         79.86       30.42       96.25
NV                     6        1,466,038          2.76        6.955        665    244,340         80.83       31.49       68.89
MD                     6        1,112,719          2.10        7.660        594    185,453         66.45       73.83       95.31
HI                     6        1,084,923          2.05        6.631        682    180,821         71.17       21.37       67.40
PA                    11          919,288          1.73        7.847        610     83,572         80.33       77.52       86.14
AZ                     9          833,578          1.57        8.298        601     92,620         81.32       48.46       72.96
Other                 79        9,241,336         17.43        7.670        622    116,979         79.83       76.62       92.18
-----------------------------------------------------------------------------------------------------------------------------------
Total:               285      $53,027,908        100.00%       6.994%       645   $186,063         75.37%      62.54%      94.79%
-----------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Zip

                                                                     Weighted               Weighted
                                         Pct. Of Pool    Weighted      Avg.       Avg         Avg.
           Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Zip          Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
90706                2         $832,181          1.57%       6.415%       660   $416,091         83.83%      56.34%     100.00%
94509                2          829,631         01.56        6.130        673    414,816         84.91       46.31      100.00
91326                1          643,710         01.21        5.990        777    643,710         71.67      100.00      100.00
93012                1          624,840         01.18        6.850        633    624,840         76.34      100.00      100.00
92127                1          599,450         01.13        6.425        654    599,450         68.97      100.00      100.00
96708                1          599,374         01.13        5.750        724    599,374         73.17       00.00      100.00
90732                1          590,977         01.11        6.750        651    590,977         80.00       00.00      100.00
92612                1          566,970         01.07        6.500        661    566,970         80.00      100.00      100.00
95688                1          544,493         01.03        6.350        667    544,493         64.57      100.00      100.00
90815                1          525,543         00.99        6.500        675    525,543         90.00      100.00      100.00
Other              273       46,670,739         88.01        7.081        640    170,955         75.04       61.72       94.08
-----------------------------------------------------------------------------------------------------------------------------------
Total:             285      $53,027,908        100.00%       6.994%       645   $186,063         75.37%      62.54%      94.79%
-----------------------------------------------------------------------------------------------------------------------------------


                       Distribution by Delinquency (ABS)

                                                                         Weighted               Weighted
                                             Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Delinquency      Number Of     Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
(ABS)              Loans        Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Current                  285    $53,027,908        100.00%       6.994%       645   $186,063         75.37%      62.54%      94.79%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   285    $53,027,908        100.00%       6.994%       645   $186,063         75.37%      62.54%      94.79%
-----------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity

                                                                         Weighted               Weighted
Remaining                                    Pct. Of Pool    Weighted      Avg.       Avg         Avg.
Months To      Number Of       Principal     By Principal   Avg. Gross   Current   Principal    Combined     Pct. Full   Pct. Owner
Maturity         Loans          Balance        Balance        Coupon       Fico     Balance   Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 - 180                 31       $3,617,843          6.82%       7.121%       618   $116,705         73.21%      55.37%      96.12%
181 - 240               19        1,607,214          3.03        7.726        672     84,590         71.55       70.63       96.09
241 - 360              235       47,802,851         90.15        6.960        646    203,416         75.66       62.81       94.65
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 285      $53,027,908        100.00%       6.994%       645   $186,063         75.37%      62.54%      94.79%
-----------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix A
----------

This transaction will contain three one-month LIBOR interest rate corridor agreements (the "A-1 Interest Rate Corridor", the "A-2 Interest Rate Corridor" and the "M Interest Rate Corridor"). The A-1 Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts pro rata by principal balance on the Class A-1A and A-1B Certificates. The A-2 Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts to the A-2 Certificates. The M Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts pro rata by principal balance to the M-1, M-2 and M-3 Certificates in the manner described herein.

Interest Rate Corridor                                          Ceiling (%)
--------------------------------------------------------------------------------
A-1 Interest Rate Corridor                                         9.65
A-2 Interest Rate Corridor                                         9.64
M Interest Rate Corridor                                           8.14

The Interest Rate Corridor Strike Rate Schedule
-----------------------------------------------

               A-1 Interest                               A-2 Interest                              M Interest Rate
Distribution  Rate Corridor                Distribution  Rate Corridor                Distribution     Corridor
   Period        Notional     Strike Rate     Period        Notional     Strike Rate     Period        Notional     Strike Rate
  (months)     Balance ($)        (%)        (months)     Balance ($)        (%)        (months)     Balance ($)        (%)
---------------------------------------------------------------------------------------------------------------------------------
      1       291,985,000.00      6.98315       1        141,380,000.00      6.94420        1        59,096,000.00      6.27013
      2       288,929,041.36      6.49479       2        139,835,167.31      6.45784        2        59,096,000.00      5.79497
      3       285,267,160.76      6.27644       3        137,997,219.27      6.24040        3        59,096,000.00      5.58047
      4       281,005,462.06      6.27933       4        135,869,411.84      6.24333        4        59,096,000.00      5.58066
      5       276,152,851.52      6.99335       5        133,456,353.16      6.95460        5        59,096,000.00      6.27093
      6       270,721,447.72      6.28660       6        130,764,207.98      6.25064        6        59,096,000.00      5.58103
      7       264,726,593.13      6.51244       7        127,800,701.18      6.47561        7        59,096,000.00      5.79593
      8       258,186,839.22      6.29615       8        124,575,108.31      6.26018        8        59,096,000.00      5.58142
      9       251,123,903.76      6.52365       9        121,098,232.71      6.48679        9        59,096,000.00      5.79634
     10       243,562,842.71      6.30845      10        117,382,596.60      6.27241       10        59,096,000.00      5.58182
     11       235,603,709.50      6.31549      11        113,568,958.48      6.27924       11        59,096,000.00      5.58177
     12       227,854,624.14      6.54524      12        109,855,401.01      6.50791       12        59,096,000.00      5.79645
     13       220,310,045.13      6.33044      13        106,239,296.48      6.29378       13        59,096,000.00      5.58168
     14       212,964,577.33      6.56132      14        102,718,086.29      6.52357       14        59,096,000.00      5.79636
     15       205,812,968.04      6.34665      15         99,289,279.13      6.30959       15        59,096,000.00      5.58159
     16       198,850,103.24      6.35528      16         95,950,449.17      6.31801       16        59,096,000.00      5.58155
     17       192,071,003.95      7.08366      17         92,699,234.38      7.04324       17        59,096,000.00      6.27166
     18       185,470,822.64      6.37367      18         89,533,334.84      6.33598       18        59,096,000.00      5.58146
     19       179,044,839.75      6.60792      19         86,450,511.09      6.56910       19        59,096,000.00      5.79612
     20       172,788,460.30      6.39372      20         83,448,582.51      6.35562       20        59,096,000.00      5.58136
     21       166,697,210.62      6.63003      21         80,525,425.85      6.59045       21        59,096,000.00      5.79636
     22       160,766,668.94      6.57638      22         77,678,973.65      6.59768       22        59,096,000.00      5.75310
     23       154,978,071.56      7.41364      23         74,892,462.98      7.35929       23        59,096,000.00      6.51499
     24       149,366,331.20      7.68573      24         72,184,411.66      7.62970       24        59,096,000.00      6.75960
     25       143,902,409.47      7.44007      25         69,547,580.68      7.38532       25        59,096,000.00      6.51262
     26       138,582,416.48      7.71448      26         66,980,098.40      7.65803       26        59,096,000.00      6.75715
     27       133,402,564.79      7.46982      27         64,480,142.38      7.41435       27        59,096,000.00      6.51057
     28       128,359,180.60      7.64387      28         62,045,938.12      7.65664       28        59,096,000.00      6.67945
     29       123,451,899.76      9.43987      29         59,678,977.17      9.36204       29                 0.00      8.32291
     30       118,691,391.66      8.51127      30         57,380,832.18      8.43979       30        59,096,000.00      7.43195
     31       114,055,796.22      8.82724      31         55,142,896.70      8.75349       31        59,096,000.00      7.70597
     32       109,541,838.66      8.55234      32         52,963,594.31      8.48044       32        59,096,000.00      7.42736
     33       105,146,330.14      8.87274      33         50,841,389.91      8.79823       33        59,096,000.00      7.70155
     34       100,866,174.98      8.76258      34         48,774,788.63      8.76824       34        59,096,000.00      7.59841
     35                 0.00      0.00000      35         46,764,635.59      9.59654       35                 0.00      0.00000
     36                 0.00      0.00000      36                  0.00      0.00000       36                 0.00      0.00000


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